As filed with the Securities and Exchange Commission on or about April 29, 2026
Registration No. 033‑17463 and 811‑05344

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 160	☒
and
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 161	☒

WILLIAM BLAIR FUNDS
(Exact Name of Registrant as Specified in Charter)

150 North Riverside Plaza Chicago, Illinois 60606
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, Including Area Code: (312) 364‑8000

(Name and Address of Agent for Service) Lisa Rusch William Blair Investment Management, LLC 150 North Riverside Plaza Chicago, Illinois 60606	Copy to: Allison M. Fumai, Esq. Stephanie A. Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2026, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on , pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on , pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement
Title of Securities Being Registered: Shares of beneficial interest, no par value

William Blair Funds

Prospectus

May 1, 2026

May 1, 2026

William Blair Funds

U.S. Equity Funds	Class N	Class I	Class R6
Growth Fund	WBGSX	BGFIX	BGFRX
Large Cap Growth Fund	LCGNX	LCGFX	LCGJX
Mid Cap Value Fund	—	WVMIX	WVMRX
Small‑Mid Cap Core Fund	—	WBCIX	WBCRX
Small‑Mid Cap Growth Fund	WSMNX	WSMDX	WSMRX
Small‑Mid Cap Value Fund	—	ISMVX	RSMVX
Small Cap Growth Fund	WBSNX	WBSIX	WBSRX
Small Cap Value Fund	WBVNX	ICSCX	WBVRX

Global/International Funds	Class N	Class I	Class R6
Global Leaders Fund	WGGNX	WGFIX	BGGIX
International Leaders Fund	WILNX	WILIX	WILJX
International Growth Fund	WBIGX	BIGIX	WBIRX
Institutional International Growth Fund (WBIIX)	—	—	—
International Small Cap Growth Fund	WISNX	WISIX	WIISX
Emerging Markets Leaders Fund	WELNX	WBELX	WELIX
Emerging Markets Growth Fund	WBENX	WBEIX	BIEMX
Emerging Markets ex China Growth Fund	—	WXCIX	WXCRX
Emerging Markets Small Cap Growth Fund	WESNX	BESIX	WESJX
China Growth Fund	—	WICGX	WRCGX

Emerging Markets Debt Fund	Class N	Class I	Class R6
Emerging Markets Debt Fund	—	WEDIX	WEDRX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

William Blair Funds
150 North Riverside Plaza
Chicago, Illinois 60606

i

WILLIAM BLAIR GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.75%	0.75%	0.75%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.25%	0.16%	0.12%

Total Annual Fund Operating Expenses	1.25%	0.91%	0.87%
Fee Waiver and/or Expense Reimbursement*	0.05%	N/A	N/A

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.91%	0.87%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.20% of average daily net assets for Class N shares until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$122	$392	$682	$1,507
Class I	93	290	504	1,120
Class R6	89	278	482	1,073

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of U.S. growth companies of all sizes that are expected to exhibit quality growth characteristics. The Fund invests primarily in equity securities issued by companies that typically have market capitalizations no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell 3000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to companies in the Russell 3000® Index, but that may have market capitalizations outside the range of companies included in the index.

The Russell 3000® Index is a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies. The size of companies in the Russell 3000® Index may change with market conditions. In addition, changes to the composition of the Russell 3000® Index can change the market capitalization range of the companies in the index. As of March 31, 2026, the Russell 3000® Index included securities issued by companies that ranged in size between $4 million and $4.2 trillion. The Russell 3000® Growth Index, the Fund’s performance benchmark, measures the performance of Russell 3000® companies with higher price‑to‑book ratios and higher forecasted growth values.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The S&P 500® Index represents a broad measure of market performance, while the Russell 3000® Growth Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 25.68% (2Q20)	Lowest Quarterly Return (21.42)% (2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class N shares and on a before‑tax basis for Class I and Class R6 shares. After‑tax returns for Class I and Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	10.19%	9.69%	13.94%
Return After Taxes on Distributions	2.11%	5.15%	9.25%
Return After Taxes on Distributions and Sale of Fund Shares	11.66%	7.18%	10.28%

Class I Shares
Return Before Taxes	10.57%	10.02%	14.27%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.15%	14.59%	17.59%

	1 Year	5 Years	Since Share Class Inception (May 2, 2019)
Class R6 Shares
Return Before Taxes	10.66%	10.08%	14.34%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.43%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.15%	14.59%	18.39%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers.  Mark Thompson, a Partner of the Adviser, and Arun Sharma, an Associate of the Adviser, co‑manage the Fund. Mr. Thompson has co‑managed the Fund since 2024. Mr. Sharma has co‑managed the Fund since 2025.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer- sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR LARGE CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Large Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.60%	0.60%	0.60%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.17%	0.15%	0.04%

Total Annual Fund Operating Expenses	1.02%	0.75%	0.64%
Fee Waiver and/or Expense Reimbursement*	0.12%	0.10%	0.04%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%	0.60%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.90%, 0.65% and 0.60% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$92	$313	$552	$1,237
Class I	66	230	407	921
Class R6	61	201	353	795

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large capitalized (“large cap”) companies. The Fund invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap U.S. growth companies that are expected to exhibit quality growth characteristics. For purposes of the Fund, the Adviser considers a company to be a large cap company if it has a market capitalization no smaller than the smallest capitalized company included in the Russell 1000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to large cap companies, but that may have market capitalizations below the market capitalization of the smallest member of the Russell 1000® Index.

The Russell 1000® Index is a widely recognized, unmanaged index that measures the performance of the 1,000 largest U.S. companies. The companies in the Russell 1000® Index are considered representative of large cap companies. The size of companies in the Russell 1000® Index may change with market conditions. In addition, changes to the composition of the Russell 1000® Index can change the market capitalization range of the companies included in the index. As of March 31, 2026, the Russell 1000® Index included securities issued by companies that ranged in size between $907 million and $4.2 trillion. The Russell 1000® Growth Index, the Fund’s performance benchmark, measures the performance of those Russell 1000 companies with a greater-than-average growth orientation.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

THE FUND IS NON‑DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Non‑Diversification Risk. The Fund is non‑diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 1000® Index represents a broad measure of market performance, while the Russell 1000® Growth Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 25.58% (2Q20)	Lowest Quarterly Return (22.25)% (2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I and Class R6 shares. After-tax returns for Class I and Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	11.36%	11.11%	15.96%
Return After Taxes on Distributions	9.06%	10.05%	14.68%
Return After Taxes on Distributions and Sale of Fund Shares	8.32%	8.75%	13.17%

Class I Shares
Return Before Taxes	11.68%	11.40%	16.26%

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%

	1 Year	5 Years	Since Share Class Inception (May 2, 2019)
Class R6 Shares
Return Before Taxes	11.71%	11.45%	15.95%

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	15.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	19.05%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. James Golan and David Ricci, Partners of the Adviser, and Arun Sharma, an Associate of the Adviser, co‑manage the Fund. Mr. Golan has co‑managed the Fund since 2005. Mr. Ricci has co‑managed the Fund since 2011. Mr. Sharma has co‑managed the Fund since 2026.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR MID CAP VALUE FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	0.70%	0.70%
Distribution (Rule 12b‑1) Fee	None	None
Other Expenses	8.55%	8.52%

Total Annual Fund Operating Expenses	9.25%	9.22%
Fee Waiver and/or Expense Reimbursement*	8.50%	8.52%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	0.70%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.75% and 0.70% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this contractual agreement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$77	$1,924	$3,618	$7,261
Class R6	72	1,914	3,605	7,246

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-capitalized (“mid cap”) companies. For purposes of the Fund, the Adviser considers a company to be a mid cap company if it has a market capitalization no smaller than the smallest capitalized company, and no larger than the largest capitalized company, included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and value prospects similar to mid cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Index. The Fund may invest in equity securities listed on a national securities exchange or traded in the over‑the‑counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”).

The Russell Midcap® Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 22% of the total market capitalization of the Russell 1000® companies as of March 31, 2026. The companies in the Russell Midcap® Index are considered representative of mid cap companies. The size of companies in the Russell Midcap® Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Index can change the market capitalization range of the companies included in the index. As of March 31, 2026, the Russell Midcap® Index included securities issued by companies that ranged in size between $907 million and $116.8 billion. The Russell Midcap® Value Index, the Fund’s performance benchmark, measures the performance of those Russell Midcap companies with lower price‑to‑book ratios and lower forecasted growth values.

In selecting investments for the Fund, the Adviser typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell Midcap® Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell Midcap® Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has valuation upside potential.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

The principal risks of investing in the Fund are:

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Mid Cap Company Risk. Stocks of mid cap companies involve greater risk than those of larger, more established companies. This is because mid cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of mid cap companies may be more volatile and less liquid than securities of large capitalized companies.

REIT Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Foreign Investment Risk. The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the value investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index represents a broad measure of market performance, while the Russell Midcap® Value Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class I shares performance has varied in each of the calendar years since the Fund commenced operations.

Highest Quarterly Return 10.92% (4Q23)	Lowest Quarterly Return (6.04)% (2Q24)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class I shares and on a before-tax basis for Class R6 shares. After-tax returns for Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Fund Inception (March 16, 2022)
Class I Shares
Return Before Taxes	7.33%	6.03%
Return After Taxes on Distributions	6.97%	5.69%
Return After Taxes on Distributions and Sale of Fund Shares	4.60%	4.65%

Class R6 Shares
Return Before Taxes	7.39%	6.08%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	14.26%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	11.05%	7.79%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Matthew Fleming, a Partner of the Adviser, and Mark Goodman and William V. Heaphy, Associates of the Adviser, co‑manage the Fund. Mr. Fleming and Mr. Heaphy have co‑managed the Fund since its inception in 2022. Mr. Goodman has co‑managed the Fund since 2025.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase.  The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL‑MID CAP CORE FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Small‑Mid Cap Core Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	0.90%	0.90%
Distribution (Rule 12b‑1) Fee	None	None
Other Expenses	0.29%	0.14%

Total Annual Fund Operating Expenses	1.19%	1.04%
Fee Waiver and/or Expense Reimbursement*	0.24%	0.14%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.90%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.95% and 0.90% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$354	$631	$1,422
Class R6	92	317	560	1,258

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies. The Fund invests in a diversified portfolio of equity securities, primarily common stocks, of small cap and mid cap U.S. companies that the Adviser deems to be of high quality but undervalued by the marketplace. For purposes of the Fund, the Adviser considers a company to be a small cap or a mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics similar to small cap and mid cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Index.

The Russell Midcap® Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000® Index. The size of companies in the Russell Midcap® Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Index can change the market capitalization range of companies included in the index. As of March 31, 2026, the Russell Midcap® Index included securities issued by companies that ranged in size between $907 million and $116.8 billion. The Russell 2500TM Index, the Fund’s performance benchmark, measures the performance of the 2,500 smallest companies in the Russell 3000® Index with a weighted average market capitalization of approximately $11.6 billion, median capitalization of $1.5 billion and market capitalization of the largest company at $97.5 billion as of March 31, 2026.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser evaluates the extent to which a company meets the criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves; (b) the company should have some distinctive attribute relative to present or potential competitors (this may, for example, take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition); and (c) the company should have a strong management team.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Small and Mid Cap Company Risk. Stocks of small and mid cap companies involve greater risk than those of larger, more established companies. This is because small and mid cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and mid cap companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program and is designed for long-term investors.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index represents a broad measure of market performance, while the Russell 2500TM Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class I shares performance has varied in each of the calendar years since the Fund commenced operations.

Highest Quarterly Return 28.67% (4Q20)	Lowest Quarterly Return (26.97)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class I shares and on a before‑tax basis for Class R6 shares. After‑tax returns for Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Fund Inception (October 1, 2019)
Class I Shares
Return Before Taxes	1.27%	6.17%	9.25%
Return After Taxes on Distributions	0.57%	5.95%	9.06%
Return After Taxes on Distributions and Sale of Fund Shares	1.25%	4.83%	7.40%

Class R6 Shares
Return Before Taxes	1.33%	6.23%	9.30%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	15.37%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)	11.91%	7.26%	10.33%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Daniel Crowe, Ward Sexton and Nicholas Zimmerman, Partners of the Adviser, co‑manage the Fund. Mr. Crowe and Mr. Sexton have co‑managed the Fund since its inception in 2019. Mr. Zimmerman has co‑managed the Fund since 2026.

It is expected that Mr. Crowe will remain a co‑portfolio manager of the Fund until December 31, 2026.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL‑MID CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Small‑Mid Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.94%	0.94%	0.94%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.18%	0.18%	0.05%

Total Annual Fund Operating Expenses	1.37%	1.12%	0.99%
Fee Waiver and/or Expense Reimbursement*	0.13%	0.13%	0.05%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	0.99%	0.94%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.24%, 0.99% and 0.94% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$126	$421	$738	$1,635
Class I	101	343	604	1,352
Class R6	96	310	542	1,208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of small cap and mid cap U.S. growth companies that are expected to exhibit quality growth characteristics. For purposes of the Fund, the Adviser considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to small cap and mid cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Index.

The Russell Midcap® Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000® Index. The size of companies in the Russell Midcap® Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Index can change the market capitalization range of companies included in the index. As of March 31, 2026, the Russell Midcap® Index included securities issued by companies that ranged in size between $907 million and $116.8 billion. The Russell 2500TM Growth Index, the Fund’s performance benchmark, measures the performance of those Russell 2500TM companies with higher price‑to‑book ratios and higher forecasted growth values. The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index with a weighted average market capitalization of approximately $11.6 billion, median capitalization of $1.5 billion and market capitalization of the largest company at $97.5 billion as of March 31, 2026.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Small and Mid Cap Company Risk. Stocks of small and mid cap companies involve greater risk than those of larger, more established companies. This is because small and mid cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and mid cap companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index represents a broad measure of market performance, while the Russell 2500TM Growth Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 26.45% (2Q20)	Lowest Quarterly Return (21.07)% (2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class N shares and on a before‑tax basis for Class I and Class R6 shares. After‑tax returns for Class I and Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	0.37%	1.80%	9.67%
Return After Taxes on Distributions	(0.52)%	(0.09)%	7.99%
Return After Taxes on Distributions and Sale of Fund Shares	0.57%	1.16%	7.63%

Class I Shares
Return Before Taxes	0.62%	2.06%	9.95%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2500TM Growth Index (reflects no deduction for fees, expenses or taxes)	10.31%	2.98%	10.55%

	1 Year	5 Years	Since Share Class Inception (May 2, 2019)
Class R6 Shares
Return Before Taxes	0.69%	2.11%	7.20%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.69%
Russell 2500TM Growth Index (reflects no deduction for fees, expenses or taxes)	10.31%	2.98%	8.97%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Daniel Crowe, Ward Sexton and Nicholas Zimmerman, Partners of the Adviser, co‑manage the Fund. Mr. Crowe has co‑managed the Fund since 2015. Mr. Sexton has co‑managed the Fund since 2026. Mr. Zimmerman has co‑managed the Fund since 2023.

It is expected that Mr. Crowe will remain a co‑portfolio manager of the Fund until December 31, 2026.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL‑MID CAP VALUE FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Small‑Mid Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	0.80%	0.80%
Distribution (Rule 12b‑1) Fee	None	None
Other Expenses	4.24%	4.19%

Total Annual Fund Operating Expenses	5.04%	4.99%
Fee Waiver and/or Expense Reimbursement*	4.19%	4.19%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.80%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.85% and 0.80% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this contractual agreement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees. The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to the Fund’s commencement of operations (i.e. until August 17, 2026) to the extent that such recoupment does not cause the annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example:  This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first two years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$87	$1,136	$2,185	$4,803
Class R6	82	1,122	2,162	4,763

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:  Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and medium capitalized (“mid cap”) companies. For purposes of the Fund, the Adviser considers a company to be a small cap or mid cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell Midcap® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and value prospects similar to small to mid cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell Midcap® Index. The Fund may invest in equity securities listed on a national securities exchange or traded in the over‑the‑counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”).

The Russell Midcap® Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000® Index. The size of companies in the Russell Midcap® Index may change with market conditions. In addition, changes to the composition of the Russell Midcap® Index can change the market capitalization range of companies included in the index. As of March 31, 2026, the Russell Midcap® Index included securities issued by companies that ranged in size between $907 million and $116.8 billion. The Russell 2500TM Value Index, the Fund’s performance benchmark, measures the performance of those Russell 2500TM companies with lower price‑to‑book ratios and lower forecasted growth values.

In selecting investments for the Fund, the Adviser typically looks to invest in companies with leading market share positions, shareholder-oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2500TM Value Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2500TM Value Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has valuation upside potential.

PRINCIPAL RISKS:  The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk.  The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk.  The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Small and Mid Cap Company Risk.  Stocks of small and mid cap companies involve greater risk than those of larger, more established companies. This is because small and mid cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and mid cap companies may be more volatile and less liquid than securities of large capitalized companies.

REIT Risk.  REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Foreign Investment Risk. The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Share Ownership Concentration Risk.  To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk.  Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk.  To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk.  Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program and is designed for long-term investors.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index represents a broad measure of market performance, while the Russell 2500TM Value Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of performance of the Fund’s Class I shares over the past calendar year.

Highest Quarterly Return 7.89% (3Q24)	Lowest Quarterly Return (6.07)% (2Q24)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class I shares and on a before‑tax basis for Class R6 shares. After‑tax returns for Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Fund Inception (August 17, 2023)
Class I Shares
Return Before Taxes	3.16%	6.35%
Return After Taxes on Distributions	2.80%	5.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.13%	4.84%

Class R6 Shares
Return Before Taxes	3.21%	6.38%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	21.85%
Russell 2500TM Value Index (reflects no deduction for fees, expenses or taxes)	12.73%	14.66%

MANAGEMENT:

Investment Adviser.  William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers.  Matthew Fleming, a Partner of the Adviser, and Mark Goodman and William V. Heaphy, Associates of the Adviser, co‑manage the Fund. Mr. Heaphy and Mr. Fleming have co‑managed the Fund since its inception in 2023. Mr. Goodman has co‑managed the Fund since 2025.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase.  The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase.  The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer- sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale.  Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:  The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.94%	0.94%	0.94%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.20%	0.18%	0.07%

Total Annual Fund Operating Expenses	1.39%	1.12%	1.01%
Fee Waiver and/or Expense Reimbursement*	0.15%	0.13%	0.07%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	0.99%	0.94%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.24%, 0.99% and 0.94% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$126	$425	$746	$1,656
Class I	101	343	604	1,352
Class R6	96	315	551	1,230

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small capitalized (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of small cap U.S. growth companies that are expected to exhibit quality growth characteristics. The Fund’s investments in small cap companies may include a significant weighting to micro‑cap companies (which, for purposes of the Fund, are companies with market capitalizations of $1 billion or less at the time of the Fund’s investment). For purposes of the Fund, the Adviser considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell 2000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to small cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell 2000® Index.

The Russell 2000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The companies in the Russell 2000® Index are considered representative of small cap companies. The size of companies in the Russell 2000® Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of the companies included in the index. As of March 31, 2026, the Russell 2000® Index included securities issued by companies that ranged in size between $4 million and $38.3 billion. The Russell 2000® Growth Index, the Fund’s performance benchmark, measures the performance of those Russell 2000 companies with a greater-than-average growth orientation.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Small and Micro‑Cap Company Risk. Stocks of small and micro cap companies involve greater risk than those of larger, more established companies. This is because small and micro cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and micro cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and micro cap companies may be more volatile and less liquid than securities of large capitalized companies. For purposes of the Fund, micro cap companies are companies with market capitalizations of $1 billion or less at the time of the Fund’s investment.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index represents a broad measure of market performance, while the Russell 2000® Growth Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 29.72% (4Q20)	Lowest Quarterly Return (25.08)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class N shares and on a before‑tax basis for Class I and Class R6 shares. After‑tax returns for Class I and Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	2.74%	4.68%	12.10%
Return After Taxes on Distributions	0.26%	2.17%	9.44%
Return After Taxes on Distributions and Sale of Fund Shares	2.72%	3.14%	9.26%

Class I Shares
Return Before Taxes	3.01%	4.95%	12.38%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	9.57%

	1 Year	5 Years	Since Share Class Inception (May 2, 2019)
Class R6 Shares
Return Before Taxes	3.05%	5.01%	9.40%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.69%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	13.01%	3.18%	8.23%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Ward Sexton and Mark Thompson, Partners of the Adviser, co‑manage the Fund. Mr. Sexton has co‑managed the Fund since 2016. Mr. Thompson has co‑managed the Fund since 2020.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR SMALL CAP VALUE FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Small Cap Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.75%	0.75%	0.75%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.16%	0.18%	0.05%

Total Annual Fund Operating Expenses	1.16%	0.93%	0.80%
Fee Waiver and/or Expense Reimbursement*	0.01%	0.04%	N/A

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.89%	0.80%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.15% and 0.89% of average daily net assets for Class N and Class I shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$367	$637	$1,408
Class I	91	292	511	1,139
Class R6	82	255	444	990

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies. For purposes of the Fund, the Adviser considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell 2000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and value prospects similar to small cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell 2000® Index. The Fund may invest in equity securities listed on a national securities exchange or traded in the over‑the‑counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”).

The Russell 2000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The companies in the Russell 2000® Index are considered representative of small cap companies. The size of companies in the Russell 2000® Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of the companies included in the index. As of March 31, 2026, the Russell 2000® Index included securities issued by companies that ranged in size between $4 million and $38.3 billion. The Russell 2000® Value Index, the Fund’s performance benchmark, measures the performance of those Russell 2000 companies with lower price‑to‑book ratios and lower forecasted growth values.

In selecting investments for the Fund, the Adviser typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000® Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000® Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has valuation upside potential.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Small and Micro Cap Company Risk. Stocks of small and micro cap companies involve greater risk than those of larger, more established companies. This is because small and micro cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and micro cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and micro cap companies may be more volatile and less liquid than securities of large capitalized companies. For purposes of the Fund, micro cap companies are companies with market capitalizations of $500 million or less at the time of the Fund’s investment.

REIT Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Foreign Investment Risk. The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the value investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 3000® Index represents a broad measure of market performance, while the Russell 2000® Value Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. On July 16, 2021, the Fund acquired the assets and assumed the liabilities of the ICM Small Company Portfolio (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund, in a reorganization (the “Reorganization”). In the Reorganization, former shareholders of the Predecessor Fund received Class I shares of the Fund. The Predecessor Fund was advised by Investment Counselors of Maryland, LLC, which was acquired by the Adviser. The Predecessor Fund’s (Institutional Class shares) performance and financial history have been adopted by Class I shares of the Fund following the Reorganization and are being used going forward from the date of the Reorganization. The performance of Class I shares of the Fund therefore reflects the performance of the Predecessor Fund prior to the Reorganization. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of Class I shares of the Fund, which were different than those of the Predecessor Fund. Because the Fund had different fees and expenses than the Predecessor Fund, the Predecessor Fund would therefore have had different performance results if it was subject to the Fund’s fees and expenses. The Fund’s past performance (including the performance of the Predecessor Fund), before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class I shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 29.75% (4Q20)	Lowest Quarterly Return (35.02)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class I shares and on a before‑tax basis for Class N and Class R6 shares. After‑tax returns for Class N and Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	2.91%	6.31%	8.46%
Return After Taxes on Distributions	2.37%	4.67%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares	2.12%	4.67%	6.48%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	8.88%	9.27%

	1 Year	Since Share Class Inception (July 19, 2021)
Class N Shares
Return Before Taxes	2.61%	2.73%

Class R6 Shares
Return Before Taxes	3.01%	3.09%

Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	11.34%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	12.59%	5.72%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Matthew Fleming, a Partner of the Adviser, and Mark Goodman and William V. Heaphy, Associates of the Adviser, co‑manage the Fund. Mr. Fleming has co‑managed the Fund since 2024. Mr. Goodman has co‑managed the Fund since 2025. Mr. Heaphy has co‑managed the Fund since 2021 (and managed the Predecessor Fund since 1999).

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR GLOBAL LEADERS FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Global Leaders Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.85%	0.85%	0.85%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.88%	0.87%	0.78%

Total Annual Fund Operating Expenses	1.98%	1.72%	1.63%
Fee Waiver and/or Expense Reimbursement*	0.83%	0.82%	0.78%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%	0.85%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.15%, 0.90% and 0.85% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$541	$991	$2,239
Class I	92	462	856	1,962
Class R6	87	438	813	1,867

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its total assets in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes worldwide that the Adviser believes have above-average growth, profitability and quality characteristics. The Adviser seeks investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. The use of the term “global” in the Fund’s name is meant to emphasize that the Adviser looks for investment opportunities on a worldwide basis and the investment strategy is not constrained by the countries or regions in which companies are located. The Fund’s investments are normally allocated among at least five different countries. The Fund may invest in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

THE FUND IS NON‑DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large-capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Non‑Diversification Risk. The Fund is non‑diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. On January 27, 2026, the Fund’s benchmark changed from the MSCI All Country World Investable Market Index (net) to the MSCI All Country World Index (net). The primary reason for this change is to compare the Fund to a benchmark that more closely reflects the market and portfolio composition focus the Fund uses in its investment strategy. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 24.59% (2Q20)	Lowest Quarterly Return (19.72)% (2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class N shares and on a before‑tax basis for Class I and Class R6 shares. After‑tax returns for Class I and Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	14.82%	4.46%	9.98%
Return After Taxes on Distributions	1.89%	(0.45)%	6.56%
Return After Taxes on Distributions and Sale of Fund Shares	17.69%	3.16%	7.80%

Class I Shares
Return Before Taxes	15.20%	4.74%	10.28%

Class R6 Shares
Return Before Taxes	15.23%	4.79%	10.34%

MSCI All Country World Index (net) (reflects no deductions for fees, expenses or taxes)	22.34%	11.19%	11.72%

MSCI ACWI IMI (net) (reflects no deduction for fees, expenses or taxes)	22.06%	10.75%	11.45%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers.  Hugo Scott-Gall, a Partner of the Adviser, and Chandan Khanna, an Associate of the Adviser, co‑manage the Fund. Mr. Scott-Gall has co‑managed the Fund since 2021. Mr. Khanna has co‑managed the Fund since 2025.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INTERNATIONAL LEADERS FUND	SUMMARY

INVESTMENT OBJECTIVE:  The William Blair International Leaders Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.85%	0.85%	0.85%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.17%	0.18%	0.06%

Total Annual Fund Operating Expenses	1.27%	1.03%	0.91%
Fee Waiver and/or Expense Reimbursement*	0.12%	0.13%	0.06%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	0.90%	0.85%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.15%, 0.90% and 0.85% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$391	$685	$1,523
Class I	92	315	556	1,248
Class R6	87	284	498	1,114

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Adviser believes have above-average growth, profitability and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 40‑70 securities). The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 40% of its net assets or twice the emerging markets component of the MSCI All Country World ex USA Investable Market Index (“ACWI ex USA IMI”) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance. In addition, because the Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 21.43% (2Q20)	Lowest Quarterly Return (19.24)% (2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class N shares and on a before‑tax basis for Class I and Class R6 shares. After‑tax returns for Class I and Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	22.88%	1.51%	7.42%
Return After Taxes on Distributions	20.72%	0.99%	6.96%
Return After Taxes on Distributions and Sale of Fund Shares	15.00%	1.15%	5.96%

Class I Shares
Return Before Taxes	23.17%	1.76%	7.69%

Class R6 Shares
Return Before Taxes	23.27%	1.81%	7.76%

MSCI ACWI ex USA IMI (net) (reflects no deduction for fees, expenses or taxes)	31.96%	7.77%	8.37%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Alaina Anderson and Simon Fennell, Partners of the Adviser, and Chandan Khanna, an Associate of the Adviser, co‑manage the Fund. Ms. Anderson has co‑managed the Fund since 2021. Mr. Fennell has co‑managed the Fund since 2013. Mr. Khanna has co‑managed the Fund since 2026.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INTERNATIONAL GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair International Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee*	0.85%	0.85%	0.85%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.21%	0.18%	0.07%

Total Annual Fund Operating Expenses	1.31%	1.03%	0.92%
Fee Waiver and/or Expense Reimbursement**	0.16%	0.13%	0.07%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.15%	0.90%	0.85%

*	The Management Fee has been restated to reflect a reduction to 0.85% of average daily net assets effective May 1, 2025.
**
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.15%, 0.90% and 0.85% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

***
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not equal the net expense ratio to average daily net assets in the Financial Highlights section of this prospectus as a result of a change in the management fee and contractual expense limits.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$399	$703	$1,565
Class I	92	315	556	1,248
Class R6	87	286	502	1,125

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Adviser believes have above-average growth, profitability and quality characteristics. The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World ex USA Investable Market Index (“ACWI ex USA IMI”) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 25.20% (2Q20)	Lowest Quarterly Return (19.91)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I and Class R6 shares. After-tax returns for Class I and Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	17.74%	1.46%	6.61%
Return After Taxes on Distributions	13.19%	(0.71)%	5.15%
Return After Taxes on Distributions and Sale of Fund Shares	13.63%	0.96%	5.14%

Class I Shares
Return Before Taxes	18.01%	1.73%	6.91%

MSCI ACWI ex USA IMI (net) (reflects no deduction for fees, expenses or taxes)	31.96%	7.77%	8.37%

	1 Year	5 Years	Since Share Class Inception (May 2, 2019)
Class R6 Shares
Return Before Taxes	18.07%	1.78%	7.43%

MSCI ACWI ex USA IMI (net) (reflects no deduction for fees, expenses or taxes)	31.96%	7.77%	8.60%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Simon Fennell and Andrew Siepker, Partners of the Adviser, co‑manage the Fund. Mr. Fennell has co‑managed the Fund since 2013. Mr. Siepker has co‑managed the Fund since 2022.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INSTITUTIONAL INTERNATIONAL GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Institutional International Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee*	0.85%
Distribution (Rule 12b‑1) Fee	None
Other Expenses	0.06%

Total Annual Fund Operating Expenses	0.91%
Fee Waiver and/or Expense Reimbursement**	0.06%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	0.85%

*	The Management Fee has been restated to reflect a reduction to 0.85% of average daily net assets effective May 1, 2025.
**
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.85% of average daily net assets for shares until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

***
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not equal the net expense ratio to average daily net assets in the Financial Highlights section of this prospectus as a result of a change in the management fee and contractual expense limits.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$284	$498	$1,114

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Adviser believes have above-average growth, profitability and quality characteristics. The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI All Country World ex USA Investable Market Index (“ACWI ex USA IMI”) (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years.

Highest Quarterly Return 25.41% (2Q20)	Lowest Quarterly Return (19.71)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Return Before Taxes	18.05%	1.78%	7.03%
Return After Taxes on Distributions	14.86%	(0.26)%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	12.87%	1.20%	5.42%

MSCI ACWI ex USA IMI (net) (reflects no deduction for fees, expenses or taxes)	31.96%	7.77%	8.37%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Simon Fennell and Andrew Siepker, Partners of the Adviser, co‑manage the Fund. Mr. Fennell has co‑managed the Fund since 2013. Mr. Siepker has co‑managed the Fund since 2022.

PURCHASE AND SALE OF FUND SHARES:

Purchase. The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer shares without regard to the minimum purchase amount requirements to qualified or non‑qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial investment amount may apply. Shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR INTERNATIONAL SMALL CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair International Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	1.00%	1.00%	1.00%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.36%	0.34%	0.23%

Total Annual Fund Operating Expenses	1.61%	1.34%	1.23%
Fee Waiver and/or Expense Reimbursement*	0.26%	0.24%	0.18%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.35%	1.10%	1.05%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.35%, 1.10% and 1.05% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

**
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not equal the net expense ratio to average daily net assets in the Financial Highlights section of this Prospectus as a result of a change in the contractual expense limits.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$137	$483	$852	$1,889
Class I	112	401	711	1,592
Class R6	107	373	658	1,473

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small capitalization (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by foreign small cap companies that the Adviser believes have above-average growth, profitability and quality characteristics. For purposes of the Fund, William Blair Investment Management, LLC (the “Adviser”) considers a company to be a small cap company if it has a float adjusted market capitalization at the time of purchase no larger than the greater of $5 billion or the largest capitalized company included in the MSCI All Country World (“ACWI”) ex USA Small Cap Index (net). Securities of companies whose float adjusted market capitalizations no longer meet this definition of small cap company after purchase may continue to be held in the Fund. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time. Normally, the Fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The Fund may invest the greater of 35% of its net assets or twice the emerging markets component of the MSCI ACWI ex USA Small Cap Index (net) in emerging markets, which include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. As of March 31, 2026, the MSCI ACWI ex USA Small Cap Index (net) included securities issued by companies that ranged in size between $41 million and $12.4 billion.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Small and Micro Cap Company Risk. Stocks of small and micro cap companies involve greater risk than those of larger, more established companies. This is because small and micro cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and micro cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and micro cap companies may be more volatile and less liquid than securities of large capitalized companies. For purposes of the Fund, micro cap are companies with market capitalizations of $500 million or less at the time of the Fund’s investment.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The MSCI All Country World ex USA Investable Market Index (“ACWI IMI”) represents a broad measure of market performance, while the MSCI ACWI ex USA Small Cap Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 29.29% (2Q20)	Lowest Quarterly Return (25.05)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I and Class R6 shares. After-tax returns for Class I and Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	14.98%	(1.00)%	4.54%
Return After Taxes on Distributions	14.88%	(1.82)%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares	8.94%	(0.72)%	3.48%

Class I Shares
Return Before Taxes	15.30%	(0.74)%	4.83%

Class R6 Shares
Return Before Taxes	15.42%	(0.67)%	4.92%

MSCI ACWI ex USA IMI (net) (reflects no deduction for fees, expenses or taxes)	31.96%	7.77%	8.37%
MSCI ACWI ex USA Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	29.26%	6.91%	8.13%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Simon Fennell and Andrew Siepker, Partners of the Adviser, co‑manage the Fund. Mr. Fennell has co‑managed the Fund since 2017. Mr. Siepker has co‑managed the Fund since 2025.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS LEADERS FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Emerging Markets Leaders Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.94%	0.94%	0.94%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.35%	0.33%	0.24%

Total Annual Fund Operating Expenses	1.54%	1.27%	1.18%
Fee Waiver and/or Expense Reimbursement*	0.30%	0.28%	0.24%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	0.99%	0.94%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.24%, 0.99% and 0.94% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$126	$457	$811	$1,809
Class I	101	375	670	1,509
Class R6	96	351	626	1,410

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes that the Adviser believes have above-average growth, profitability and quality characteristics. Under normal market conditions, the Fund typically holds a limited number of securities (i.e., 50‑80 securities). The Adviser seeks investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over‑the‑counter in an emerging market country. Currently, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance. In addition, because the Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with that of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 26.29% (2Q20)	Lowest Quarterly Return (24.36)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class N shares and on a before‑tax basis for Class I and Class R6 shares. After‑tax returns for Class I and Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years

Class N Shares
Return Before Taxes	26.05%	(0.77)%	6.35%
Return After Taxes on Distributions	25.85%	(1.24)%	5.82%
Return After Taxes on Distributions and Sale of Fund Shares	15.56%	(0.62)%	5.04%

Class I Shares
Return Before Taxes	26.43%	(0.51)%	6.64%

Class R6 Shares
Return Before Taxes	26.42%	(0.46)%	6.68%

MSCI Emerging Markets Index (net) (reflects no deduction for fees, expenses or taxes)	33.57%	4.20%	8.42%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Hugo Scott-Gall, Paul Birchenough and Ian Smith, Partners of the Adviser, co‑manage the Fund. Mr. Scott-Gall has co‑managed the Fund since 2022. Mr. Birchenough and Mr. Smith have co‑managed the Fund since 2024.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Emerging Markets Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.94%	0.94%	0.94%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.24%	0.24%	0.11%

Total Annual Fund Operating Expenses	1.43%	1.18%	1.05%
Fee Waiver and/or Expense Reimbursement*	0.19%	0.19%	0.11%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	0.99%	0.94%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.24%, 0.99% and 0.94% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$126	$434	$764	$1,697
Class I	101	356	631	1,415
Class R6	96	323	569	1,273

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes that the Adviser believes have above-average growth, profitability and quality characteristics. The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over‑the‑counter in an emerging market country. Currently, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 30.41% (2Q20)	Lowest Quarterly Return (20.85)% (1Q20)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I and Class R6 shares.

After-tax returns for Class I and Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	24.84%	0.80%	8.24%
Return After Taxes on Distributions	24.80%	(0.11)%	7.20%
Return After Taxes on Distributions and Sale of Fund Shares	14.73%	0.59%	6.56%

Class I Shares
Return Before Taxes	25.18%	1.05%	8.52%

Class R6 Shares
Return Before Taxes	25.23%	1.11%	8.59%

MSCI Emerging Markets Investable Market Index (net) (reflects no deduction for fees, expenses or taxes)	31.38%	4.66%	8.37%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Todd M. McClone, Casey Preyss and Vivian Lin Thurston, Partners of the Adviser, co‑manage the Fund. Mr. McClone has co‑managed the Fund since its inception in 2005. Mr. Preyss has co‑managed the Fund since 2015. Ms. Thurston has co‑managed the Fund since 2021.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS EX CHINA GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Emerging Markets ex China Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	0.94%	0.94%
Distribution (Rule 12b‑1) Fee	None	None
Other Expenses	0.92%	0.82%

Total Annual Fund Operating Expenses	1.86%	1.76%
Fee Waiver and/or Expense Reimbursement*	0.87%	0.82%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.94%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.99% and 0.94% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this contractual agreement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$500	$925	$2,109
Class R6	96	474	877	2,005

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities, excluding companies with their principal office in the People’s Republic of China (“PRC”). (For the avoidance of doubt, the PRC shall include mainland China, Hong Kong and Macau but exclude Taiwan.) The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies (excluding companies with their principal office in the PRC) of all sizes that the Adviser believes have above-average growth, profitability and quality characteristics. The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over‑the‑counter in an emerging market country. Currently, for purposes of the Fund, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class I shares performance has varied in each of the calendar years since the Fund commenced operations.

Highest Quarterly Return 13.97% (4Q23)	Lowest Quarterly Return (3.56)% (3Q23)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class I shares and on a before-tax basis for Class R6 shares. After‑tax returns for Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown.

After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Fund Inception (July 29, 2022)
Class I Shares
Return Before Taxes	28.18%	16.88%
Return After Taxes on Distributions	26.50%	16.37%
Return After Taxes on Distributions and Sale of Fund Shares	17.76%	13.35%

Class R6 Shares
Return Before Taxes	28.25%	16.96%

MSCI Emerging Markets ex‑China IMI (reflects no deduction for fees, expenses or taxes)	31.42%	15.41%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Todd M. McClone and Vivian Lin Thurston, Partners of the Adviser, co‑manage the Fund. Mr. McClone and Ms. Thurston have co‑managed the Fund since its inception in 2022.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount at its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount at its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS SMALL CAP GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	1.10%	1.10%	1.10%
Distribution (Rule 12b‑1) Fee	0.25%	None	None
Other Expenses	0.35%	0.33%	0.22%

Total Annual Fund Operating Expenses	1.70%	1.43%	1.32%
Fee Waiver and/or Expense Reimbursement*	0.30%	0.28%	0.22%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.40%	1.15%	1.10%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.40%, 1.15% and 1.10% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

**
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not equal the net expense ratio to average daily net assets in the Financial Highlights section of this Prospectus as a result of a change in contractual expense limits.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$143	$506	$895	$1,984
Class I	117	425	755	1,689
Class R6	112	397	702	1,571

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 261% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market small capitalization (“small cap”) companies. The Fund invests primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market small cap companies that the Adviser believes have above average growth, profitability and quality characteristics. For purposes of the Fund, the Adviser considers a company to be a small cap company if it has a float adjusted market capitalization at the time of purchase no larger than the greater of $5 billion or the largest capitalized company included in the MSCI Emerging Markets Small Cap Index (net). Securities of companies whose float adjusted market capitalizations no longer meet this definition of small cap after purchase may continue to be held in the Fund. Emerging market companies, for purposes of the Fund, are companies organized under the laws of an emerging market country or that have securities traded principally on an exchange or over‑the‑counter in an emerging market country. Currently, emerging markets include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund’s investments are normally allocated among at least six different countries and no more than 50% of the Fund’s equity holdings may be invested in securities of issuers in one country at any given time.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus. Stock selection will take into account both local and global comparisons.

The Adviser will vary the Fund’s sector and geographic diversification based upon the Adviser’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, the Adviser will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. equity securities due to the higher custodial fees associated with foreign securities investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms. The currencies of emerging market countries may experience a devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Small and Micro Cap Company Risk. Stocks of small and micro cap companies involve greater risk than those of larger, more established companies. This is because small and micro cap companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Small and micro cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of small and micro cap companies may be more volatile and less liquid than securities of large capitalized companies. For purposes of the Fund, micro cap companies are companies with market capitalizations of $500 million or less at the time of the Fund’s investment.

Portfolio Turnover Rate Risk. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The Fund involves a high level of risk and may not be appropriate for everyone. You should only consider it for the aggressive portion of your portfolio.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The MSCI Emerging Markets Investable Markets Index (“IMI”) represents a broad measure of market performance, while the MSCI Emerging Markets Small Cap Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 27.69% (2Q20)	Lowest Quarterly Return (20.89)% (1Q20)
Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I and Class R6 shares. After-tax returns for Class I and Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	13.68%	4.41%	7.19%
Return After Taxes on Distributions	11.25%	3.33%	6.38%
Return After Taxes on Distributions and Sale of Fund Shares	9.70%	3.33%	5.64%

Class I Shares
Return Before Taxes	13.94%	4.67%	7.47%

Class R6 Shares
Return Before Taxes	13.99%	4.73%	7.53%

MSCI Emerging Markets IMI (net) (reflects no deduction for fees, expenses or taxes)	31.38%	4.66%	8.37%

MSCI Emerging Markets Small Cap Index (net) (reflects no deduction for fees, expenses or taxes)	18.58%	8.43%	8.31%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Todd M. McClone and Casey Preyss, Partners of the Adviser, co‑manage the Fund. Mr. McClone has co‑managed the Fund since its inception in 2011. Mr. Preyss has co‑managed the Fund since 2016.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR CHINA GROWTH FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair China Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	0.94%	0.94%
Distribution (Rule 12b‑1) Fee	None	None
Other Expenses	7.60%	7.60%

Total Annual Fund Operating Expenses	8.54%	8.54%
Fee Waiver and/or Expense Reimbursement*	7.55%	7.60%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.94%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.99% and 0.94% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this contractual agreement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$1,815	$3,410	$6,929
Class R6	96	1,811	3,407	6,927

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies with their principal office in the People’s Republic of China (“PRC”). For the avoidance of doubt, the PRC shall include mainland China, Hong Kong and Macau but exclude Taiwan. The Fund may pursue this objective through purchases of class A‑Shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H‑Shares listed in Hong Kong, American Depositary Receipts, Global Depositary Receipts and dual listed securities.

The Fund invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of companies of all sizes that the Adviser believes have above-average growth, profitability and quality characteristics. The Adviser seeks investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at earlier stages of development.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser generally seeks equity securities, including common stocks, of Chinese companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth will be the primary focus.

As noted above, the Fund will invest in China A‑Shares. The Fund may do so through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”), and any of the Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository or Clearing Corporation Limited (“ChinaClear”) and Hong Kong Securities Clearing Company Limited (“HKSCC”). Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in China A‑Shares may be limited by such daily quotas. Investments in China A‑Shares may also be made through the use of the Investment Manager’s Qualified Foreign Institutional Investor (“QFII”) license.

THE FUND IS NON‑DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

The Fund involves a high level of risk and may not be appropriate for everyone. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Chinese Investment Risk. Because the fund focuses its investments in China, the Fund’s performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds. Investing in Chinese investments involves a higher degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund’s investment exposure to China may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic, or environmental events and natural disasters that may occur in the China region. The economy, industries, and securities and currency markets of China are particularly vulnerable to the region’s dependence on exports and international trade and increasing competition from Asia’s other low‑cost emerging economies. The imposition of tariffs or other trade barriers, trade restrictions, sanctions, or investment prohibitions by the U.S. or foreign governments on exports from China may also have an adverse impact on Chinese issuers. There is also a risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, such prohibitions and sanctions may be permanent or may expand over time, which may negatively affect the liquidity and price of their securities. In addition, currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries have had, and may continue to have, negative effects on the economies and securities markets of China. The government of the PRC exercises significant control over the economy in mainland China and may at any time alter or discontinue economic reforms. Hong Kong and Macau do not exercise the same level of control over their economies as does the PRC with respect to mainland China, but changes to their political and economic relationships with the PRC could adversely impact the Fund’s investments in Hong Kong and Macau.

Concerns regarding a trade war between China and the United States have triggered and may continue to trigger a significant reduction in international trade, supply chain diversification away from Chinese producers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, all of which may have a negative impact on the Fund’s investments. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs, trade restrictions, sanctions, or investment prohibitions may be imposed or other escalating actions may be taken in the future.

Investing Through Stock Connect Risk. Investing in China A‑Shares through the Stock Connect program is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through Stock Connect is subject to market-wide trading volume and market cap quota limitations, each of which may restrict or preclude the Fund’s ability to invest in A‑Shares through Stock Connect. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A‑Shares. Therefore, the Fund’s investments in Stock Connect A‑Shares are generally subject to PRC securities regulations and listing rules, among other restrictions. Additionally, restrictions on the timing of permitted trading activity in A‑Shares, including the imposition of local holidays in either Hong Kong or mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of China A‑Shares at times when the Fund is unable to add to or exit its position.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, less stringent or a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. securities due to the higher custodial fees associated with foreign securities investments.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a non‑U.S. currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a non‑U.S. currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Non‑Diversification Risk. The Fund is non‑diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell a security on short notice at a reasonable price. The securities of smaller companies may be more volatile and less liquid than securities of large capitalized companies.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance that is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class I shares performance has varied in each of the calendar years since the Fund commenced operations.

Highest Quarterly Return 13.32% (3Q24)	Lowest Quarterly Return (24.07)% (3Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class I shares and on a before‑tax basis for Class R6 shares. After‑tax returns for Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Fund Inception (August 27, 2021)
Class I Shares
Return Before Taxes	24.25%	(8.78)%
Return After Taxes on Distributions	24.00%	(8.91)%
Return After Taxes on Distributions and Sale of Fund Shares	14.53%	(6.45)%

Class R6 Shares
Return Before Taxes	24.21%	(8.81)%

MSCI China All Shares Index (reflects no deduction for fees, expenses or taxes)	28.94%	(0.42)%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers.  Vivian Lin Thurston, a Partner of the Adviser, manages the Fund. Ms. Lin Thurston has managed the Fund since its inception in 2021.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer- sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer- sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WILLIAM BLAIR EMERGING MARKETS DEBT FUND	SUMMARY

INVESTMENT OBJECTIVE: The William Blair Emerging Markets Debt Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class I	Class R6
Management Fee	0.65%	0.65%
Distribution (Rule 12b‑1) Fee	None	None
Other Expenses	0.53%	0.42%

Total Annual Fund Operating Expenses	1.18%	1.07%
Fee Waiver and/or Expense Reimbursement*	0.48%	0.42%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.65%

*
William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.70% and 0.65% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this contractual agreement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$327	$603	$1,389
Class R6	66	299	549	1,268

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Emerging markets include every country in the world except countries included in the MSCI World Index.

Debt securities in which the Fund invests include fixed-rate and floating-rate bonds issued by various public (governmental) and private (corporate) issuers (including private placements and restricted securities). The Fund invests a significant portion of its assets in sovereign debt securities (debt securities issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies) and debt securities of quasi-sovereign issuers (entities owned by a sovereign government). The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions. The Fund may invest in debt securities of any credit rating, including investment grade securities, below investment grade securities (commonly referred to as “high yield” or “junk bonds”), and unrated securities. The Fund may invest up to a maximum of 10% of the Fund’s net assets in distressed or defaulted debt securities. The Fund may invest in securities of any maturity.

The majority of the Fund’s investments are generally made in securities of issuers based in South and Central America (including the Caribbean), Central Europe, Eastern Europe, Asia, Africa and the Middle East. More specifically, the Fund invests in countries where the Adviser is able to assess the specific political and economic risks and in countries that have undertaken certain economic reforms and reached certain growth objectives. Countries in which the Fund invests include frontier markets (emerging markets that are early in their development).

The Fund invests in assets denominated in the currencies of economically developed and politically stable countries that are members of the Organisation for Economic Co‑operation and Development (OECD), as well as in assets denominated in local currency. The Adviser may, but is not required to, hedge the currency risk associated with the Fund’s investments.

As part of its investment strategy, the Fund may utilize derivatives, including futures and forward contracts, swaps (including credit default swaps and total return swaps), credit derivatives, and currency-related derivatives. Derivatives are primarily utilized to hedge interest rate duration risk and foreign exchange risk.

Additionally, the Fund may maintain assets in cash, deposit, call or current accounts or invest in short-term instruments, such as money market funds, U.S. or other government securities, certificates of deposit, bankers’ acceptances or similar temporary investments, to meet the expense needs of the Fund and/or to fund withdrawals or for such other purposes as may be determined by the Adviser.

The Adviser measures the Fund’s performance against the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which is the Fund’s “benchmark” for purposes of its investment objective. The Fund is actively managed within its objective and is not constrained by a benchmark.

THE FUND IS NON‑DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

The Fund involves a high level of risk and may not be appropriate for everyone. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Credit Risk. The value of the Fund’s fixed income securities is subject to the ability of the issuers of such securities to make interest payments or principal payment at maturity. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. The Fund’s net asset value and total return may be adversely affected by the inability of the issuers of the Fund’s securities to make interest payments or payment at maturity. The Fund’s investments in obligations issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the United States and may differ in the degree of support provided by the U.S. Government.

Foreign Investment Risk. The risks of foreign investments may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, less stringent or a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding or other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Foreign investments may be less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. securities due to the higher custodial fees associated with foreign securities investments.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. These risks are further magnified in frontier markets, which are among the smallest and least mature investment markets.

Sovereign and Quasi-Sovereign Default Risk. The Fund invests in securities issued by or guaranteed by non‑U.S. sovereign governments (known as sovereign debt securities) and in securities issued by entities that are owned or guaranteed by non‑U.S. sovereign governments (known as quasi-sovereign debt securities). An issuer of sovereign or quasi-sovereign debt held by the Fund, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

Interest Rate Risk. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s fixed income securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer maturities or durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer maturities or durations are usually more volatile than those with shorter maturities or durations. The negative impact on fixed income securities from rising interest rates could be swift and significant and negatively impact the Fund’s net asset value. A rising interest rate environment may also result in periods of increased redemptions from fixed income funds and increased supply in the market due to selling activity to meet redemptions. If the Fund has to liquidate portfolio securities to meet redemptions in such an environment, it may have to do so at disadvantageous times and prices, which could negatively impact the Fund’s net asset value. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

Aggressive Investment Technique Risk. The Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic losses or gains. These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Counterparty and Contractual Default Risk. The Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. The Fund may obtain no or limited recovery in a bankruptcy.

Credit Default Swap Risk. Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Adviser will not properly assess the risk of the underlying reference obligation. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on the Fund.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a non‑U.S. currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a non‑U.S. currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk. Investing in derivatives, including futures and forward contracts, swaps, credit derivatives, and currency-related derivatives, involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, operational risk, legal risk, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives may be leveraged such that a small investment in derivative instruments can have a significant impact on the Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of the Fund to sell or otherwise close out a derivatives position could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Fund also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over‑the‑counter (“OTC derivatives”) do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such OTC derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Distressed Debt Risk. When the Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Distressed securities may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably. Distressed securities may also be illiquid and difficult to value accurately. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.

Floating and Variable Rate Securities Risk. For floating and variable rate securities, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such a security, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate security that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to a security’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries and geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Government and Regulatory Risk. Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict the effects of future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain derivatives as a part of its investment strategies and could alter, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

High Yield Securities Risk. The Fund invests in instruments including junk bonds and instruments that may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, and lack of publicly available information. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities.

Income Risk. The income received by the Fund may decrease as a result of a decline in interest rates.

Leverage Risk. The Fund’s investments in derivatives or exposure to derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund.

Non‑Diversification Risk. The Fund is non‑diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Portfolio Turnover Rate Risk. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

Private Placement Risk. Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of the Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Bloomberg Global Aggregate Index represents a broad measure of market performance, while the performance of the JPMorgan EMBI Global Diversified is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1‑800‑635‑2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class I shares performance has varied in each of the calendar years since the Fund commenced operations.

Highest Quarterly Return 10.05% (4Q23)	Lowest Quarterly Return (13.36)% (2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before‑tax and after‑tax basis for Class I shares and on a before‑tax basis for Class R6 shares. After‑tax returns for Class R6 shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Fund Inception (May 25, 2021)
Class I Shares
Return Before Taxes	16.09%	3.58%
Return After Taxes on Distributions	13.13%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	9.40%	1.50%

Class R6 Shares
Return Before Taxes	16.16%	3.64%

Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	8.17%	(1.82)%
JPMorgan EMBI Global Diversified (reflects no deduction for fees, expenses or taxes)	14.30%	2.29%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. Marcelo Assalin and Marco Ruijer, Partners of the Adviser, and Jared Lou, an Associate of the Adviser, co‑manage the Fund. Mr. Assalin and Mr. Ruijer have co‑managed the Fund since its inception in 2021. Mr. Lou has co‑managed the Fund since 2024.

PURCHASE AND SALE OF FUND SHARES:

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax‑advantaged investment plan. If you are investing through a tax‑advantaged investment plan, withdrawals from the tax‑advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION REGARDING INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives and Strategies

The Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small‑Mid Cap Core Fund, Small‑Mid Cap Growth Fund, Small‑Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund each seek long-term capital appreciation.

The Emerging Markets Debt Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark.

The Summary Sections describe each Fund’s principal investment policies and strategies intended to achieve each Fund’s investment objective. The investment types detailed in each Fund’s Summary Section are further described in the Investment Glossary included in this Prospectus and in the Statement of Additional Information. For each Fund with an 80% investment policy, the Fund will provide shareholders with at least 60 days’ notice of any changes to its 80% investment policy. In addition, each of the Mid Cap Value Fund, Small‑Mid Cap Value Fund, China Growth Fund, Emerging Markets ex China Growth Fund and Emerging Markets Debt Fund will provide shareholders with at least 60 days’ notice of any changes to its investment objective. For the avoidance of doubt, in appropriate circumstances, synthetic instruments, such as derivatives, and other investment companies will count toward a Fund’s 80% investment policy if those instruments have economic characteristics similar to the other investments included in the 80% policy.

Forward Foreign Currency Transactions. A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A Fund will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract. A Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.

The Investment Glossary included in this Prospectus and the Statement of Additional Information contain additional information regarding the investment types described above.

Temporary Defensive Position. Each Fund may significantly alter its make‑up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Adviser, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When a Fund is invested defensively, it may not meet its investment objective.

Use of Derivatives and ETFs for Managing Large Fund Flows. Certain Funds may use derivative instruments and securities of other investment companies such as exchange-traded funds (“ETFs”) to equitize cash in situations involving large cash inflows or anticipated large redemptions. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. Each Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce each Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and each Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, operational risk, legal risk, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Fund’s net asset value. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table. Each Fund may also use derivatives for risk management and hedging purposes, as discussed further in the Statement of Additional Information.

The risks of investment in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest. Investments in ETFs are subject to the additional risk that shares of the ETF may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs. Additionally, trading of ETF shares may be halted and ETF shares may be delisted by the listing exchange.

Portfolio Turnover. No Fund intends to trade portfolio securities for the purpose of realizing short-term profits. However, each Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for a Fund. The Emerging Markets Small Cap Growth Fund and Emerging Markets Debt Fund each had a portfolio turnover rate at or higher than 100% for the year ended December 31, 2025. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, a Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates. Tax and transaction costs may lower a Fund’s effective return for investors.

ESG Integration. The Adviser’s assessment of current and prospective portfolio holdings typically integrates an analysis of applicable environmental, social and governance (collectively, “ESG”) factors. Typically, the ESG factors considered by the Adviser include sustainability risks related to (i) environmental factors such as climate change, natural resources stewardship, and pollution and waste, (ii) social factors such as human capital, customer well-being, supply chain management, and community relations, and (iii) governance factors such as corporate governance and corporate culture. The Adviser believes ESG factor integration assists the Funds’ investment teams to better understand the risks and the opportunities that may affect the company’s business or operations. ESG factors are considered based on criteria developed by the Adviser’s investment teams, and they are integrated with other relevant factors to provide a holistic assessment of companies. The Adviser may use research from third parties such as global investment banks and ESG rating providers as a complement to its analysis. The Adviser seeks to ensure that the investment teams are fully aware of companies’ ESG risks and opportunities by integrating ESG factors into the investment process in a systematic manner. The Adviser does not use ESG factors as the sole criteria to include or exclude companies or sectors from its investable universe. The emphasis on ESG factors depends on the extent to which the Adviser believes such factors will have a significant impact on a company’s financial performance during the applicable investment horizons, taking into account the relevant industry and the unique circumstances of each company. The use of such factors and the individual factors utilized may be changed by the Adviser without Fund shareholder approval.

For the Emerging Markets Debt Fund, the Adviser’s assessment of current and prospective portfolio holdings also typically integrates an analysis of applicable ESG factors. The Adviser believes a robust, disciplined research process helps to uncover mispricing in emerging markets debt, and the Fund’s investment team integrates ESG factors in a structured, quantitative, and qualitative process that is designed to provide a holistic assessment of an issuer’s opportunities and risks. The Adviser’s assessment of ESG factors for emerging market debt sovereign issuers is guided by a proprietary scoring model that incorporates data obtained from third-party vendors it deems reliable and publicly available sources. The Adviser embeds ESG factors in its valuation tools and relies on a multitude of factors, including scores from its proprietary sovereign risk model, when choosing to invest in a country. When assessing ESG risks for emerging market corporate issuers, the Adviser uses a proprietary scorecard and takes into consideration not only whether issuers have addressed ESG issues through policies, but also whether they have (i) identified points of improvement; (ii) established concrete targets to improve them; and (iii) exhibited an ability to deliver on these targets over time. The Adviser complements the current state analysis by incorporating a forward-looking view on each issuer’s progress concerning ESG factors by attributing an outlook—positive, negative or neutral—to its overall ESG score. The use of ESG factors and the individual factors utilized may be changed by the Adviser without Fund shareholder approval. The Adviser does not use ESG factors as the sole criteria to include or exclude companies or sectors from its investable universe. Rather, when evaluating potential benefits and risks of an investment, the Adviser focuses on ESG factors when and to the extent that it believes ESG factors may have a significant impact on an issuer’s financial performance during the Fund’s investment horizons.

Because ESG factor analysis is used as one part of the Adviser’s overall investment process, a Fund may still invest in securities of issuers that market participants may view as having a high ESG risk profile. Integrating ESG analysis into investment decisions requires qualitative determinations and is often subjective by nature, and there can be no assurance that the process utilized, or any judgment exercised by William Blair, will operate as expected. Incorporation of ESG factors into a Fund’s investment process may cause the Fund to perform differently in comparison to funds that do not incorporate such factors. When integrating ESG factors into the investment process, the Adviser may rely on third-party data it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate, or unavailable, which could adversely impact the investment process. The regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.

Portfolio Holdings. A description on the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Statement of Additional Information.

Additional Information About the Funds. Each Fund is a series of William Blair Funds, an open‑end management investment company. The Adviser provides management and investment advisory services to the Funds. This Prospectus doesn’t tell you about every policy or risk of investing in each Fund. If you want more information on each Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

PRINCIPAL RISKS

Each Fund’s principal risks are summarized in the Fund’s Summary section. The following provides additional detail about certain of those risks and additional principal risks of each Fund.

U.S. and Global/International Equity Funds

	Equity Funds General	Market	Style	Smaller Company	Liquidity	Focus	Inflation	Valuation	Share Ownership Concentration	Non- Diversification
Growth Fund	✓	✓	✓	✓		✓	✓		✓
Large Cap Growth Fund	✓	✓	✓			✓	✓		✓	✓
Mid Cap Value Fund	✓	✓	✓	✓		✓	✓		✓
Small‑Mid Cap Core Fund	✓	✓	✓	✓		✓	✓		✓
Small‑Mid Cap Growth Fund	✓	✓	✓	✓		✓	✓		✓
Small‑Mid Cap Value Fund	✓	✓	✓	✓		✓	✓		✓
Small Cap Growth Fund	✓	✓	✓	✓		✓	✓		✓
Small Cap Value Fund	✓	✓	✓	✓		✓	✓		✓
Global Leaders Fund	✓	✓	✓	✓		✓	✓	✓	✓	✓
International Leaders Fund	✓	✓	✓	✓		✓	✓	✓	✓
International Growth Fund	✓	✓	✓	✓		✓	✓	✓	✓
Institutional International Growth Fund	✓	✓	✓	✓		✓	✓	✓	✓
International Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Leaders Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets ex China Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
China Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

	Foreign Investment	European Markets	Currency	Emerging Markets	Geographic	Geopolitical	Derivatives	Operating Expenses	Operational and Technology	Portfolio Turnover Rate	REIT
Growth Fund						✓			✓
Large Cap Growth Fund						✓			✓
Mid Cap Value Fund	✓					✓			✓		✓
Small‑Mid Cap Core Fund						✓			✓
Small‑Mid Cap Growth Fund						✓			✓
Small‑Mid Cap Value Fund	✓					✓			✓		✓

	Foreign Investment	European Markets	Currency	Emerging Markets	Geographic	Geopolitical	Derivatives	Operating Expenses	Operational and Technology	Portfolio Turnover Rate	REIT
Small Cap Growth Fund						✓			✓
Small Cap Value Fund	✓					✓			✓		✓
Global Leaders Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Leaders Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Institutional International Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Leaders Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets ex China Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
China Growth Fund	✓		✓	✓		✓	✓		✓

Emerging Markets Debt Fund

Market	Liquidity	Share Ownership Concentration	Foreign Investment	Emerging Markets	Geographic	Geopolitical	Non- Diversification	Credit	Interest Rate	Derivatives
✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Income	Credit Default Swap	Operational and Technology	Portfolio Turnover Rate	Sovereign and Quasi- Sovereign Default	Aggressive Investment Technique	Counterparty and Contractual Default	Currency	Distressed Debt	Floating and Variable Rate Securities
✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

High Yield Securities	Leverage	Inflation	Private Placement	Government and Regulatory	European Markets
✓	✓	✓	✓	✓	✓

Equity Funds General Risk. The value of equity securities a Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, a Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse global economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Furthermore, local, regional and global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, natural disasters, climate-related events, supply chain disruptions, increased government spending, sanctions, legislative changes, the spread of infectious illness or other public health threats, or the threat or potential threat of one or more such events and developments could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political (including geopolitical) or economic conditions or events. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for a Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Smaller Company Risk. Stocks of smaller companies involve greater risk than those of larger, more established companies. This is because smaller companies may be in earlier stages of development, may be dependent on a small number of products or services, may lack substantial capital reserves and/or do not have proven track records. Smaller companies may be more adversely affected by poor economic or market conditions, and may be traded in low volumes, which may increase volatility and liquidity risks. From time to time, each of the Funds that invest in small cap stocks may invest in the equity securities of very small cap companies, often referred to as “micro‑cap” companies. For purposes of the Funds, “micro‑cap” companies are those with market capitalizations of $500 million or less at the time of a Fund’s investment (except for the U.S. equity growth Funds, for which “micro‑cap” companies are those with market capitalizations of $1 billion or less at the time of a Fund’s investment). The considerations noted above are generally intensified for these investments. Any convertible debentures issued by small cap companies are likely to be lower-rated or non‑rated securities, which generally involve more credit risk than debentures in the higher rating categories and generally include some speculative characteristics, including uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by a Fund. Securities subject to liquidity risk in which a Fund may invest include emerging market securities, stocks of smaller companies, private placements, Rule 144A securities, below-investment-grade securities and other securities without an established market. Liquidity risk may be magnified for fixed income securities in a rising interest rate environment if there is increased supply in the market due to selling activity. If dealer capacity in fixed income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

Liquid investments may become illiquid after purchase, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund. Certain types of fixed-income investments, such as asset-backed securities, with longer duration or maturity may face heightened levels of liquidity risk.

Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

Focus Risk. To the extent that a Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

For the International Leaders Fund and the Emerging Markets Leaders Fund, because each Fund may focus its investments in a limited number of securities, its performance may be more volatile than a fund that invests in a greater number of securities. If securities in which these Funds invest perform poorly, the Funds could incur greater losses than they would have had they invested in a greater number of securities.

Valuation Risk. In certain circumstances, portfolio securities may be valued using techniques other than market quotations, including using fair value pricing. Portfolio securities that are valued using such techniques may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund could incur a loss because a portfolio security is sold for a lower value than its established value.

Share Ownership Concentration Risk. To the extent that a significant portion of a Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, separate accounts managed by the Adviser may invest in the Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund, China Growth Fund, and Emerging Markets Debt Fund and, therefore, the Adviser at times may have discretionary authority over a significant portion of the assets of a Fund. In such instances, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the separate accounts may substantially impact the Fund’s performance.

Non‑Diversification Risk. The Large Cap Growth Fund, Global Leaders Fund, China Growth Fund and Emerging Markets Debt Fund are each non‑diversified, meaning that they are permitted to invest a larger percentage of their respective assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in their respective portfolios and may be more susceptible to greater losses because of these developments.

Foreign Investment Risk. The risks of investing in securities of foreign issuers may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, less stringent or a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, trade restrictions (including tariffs and other trade barriers) imposed against particular countries, organizations, entities and/or individuals, limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding and other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect a Fund’s investments. Recent geopolitical events, including the armed conflicts between Russia and Ukraine and in the Middle East, and related sanctions and retaliatory actions, have had, and may continue to have, significant adverse effects on regional and global economies and financial markets, including investments economically tied to the affected regions. The extent, duration, and impact of such conflicts and related measures are difficult to ascertain but could be significant. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. Certain Funds are expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. securities due to the higher custodial fees associated with foreign securities investments. In addition, the time period for settlement of transactions in certain foreign markets generally is longer than for U.S. markets.

Foreign securities held by a Fund may be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held by a Fund either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

A Fund’s investments in ADRs are also subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the European Market.  Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. Responses to economic or financial difficulties by European governments, central banks and others, including austerity measures and reforms, may be ineffective, may limit future economic growth or recovery, and/or may result in social unrest or other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Eastern European countries may remain relatively undeveloped and can be particularly sensitive to political and economic developments. Any of the foregoing events could significantly affect the value of a Fund’s European investments. The European Union faces challenges related to member states seeking to change their relationship with the European Union, exemplified by the United Kingdom’s withdrawal. The national politics of European countries can be unpredictable and subject to influence by disruptive political groups or ideologies. The occurrence of conflicts, war or terrorist activities in Europe could have an adverse impact on financial markets.

Currency Risk. The value of a Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Political, social and economic structures in many emerging market countries may be less established than in developed countries and may change rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Unanticipated political, social or economic developments may affect the values of a Fund’s investments in emerging market countries and the availability to a Fund of additional investments in these countries. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

The currencies of certain emerging market countries have from time to time experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

The small size, limited trading volume and relative inexperience of the financial markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries. There may be little financial or accounting information available with respect to issuers located in these countries, and this information may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and a Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Prior governmental approval of non‑U.S. investments may be required and foreign investment in U.S. companies may be subject to limitation in some emerging market countries. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Expropriation, nationalization and/or confiscation of assets and property may also occur in certain emerging market countries.

The economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to the Emerging Markets Debt Fund, the risks of investing in emerging markets are further magnified in frontier markets, which may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets generally.

Risks of Investing in China. By investing in securities or instruments that are economically tied to the PRC, a Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. The PRC has had a relatively stable political environment in recent periods, but such stability is not guaranteed to continue. A Fund’s exposure to the PRC is also subject to certain other risks including, among others, risks associated with (i) inefficiencies associated with inconsistent growth, (ii) the limited operating history and relatively small size of many companies in China, (iii) the potential for, at times significant, government intervention in markets or the economy at large, (iv) the uncertainty inherent in, and potential changes that could be made in respect of, the rules and regulations of the market access programs that govern many investments in the PRC, and (v) uncertainty in whether the PRC’s government is committed to continuing economic reforms. In addition to these risks, the relationship between the PRC and Hong Kong or Macau may present a risk to a Fund’s investment in the PRC, Hong Kong, or Macau. Controls on foreign investment in the PRC and limitations on repatriation of invested capital present additional risks for a Fund’s investment in the PRC. Although there has been a recent relaxation of requirements governing the repatriation of funds under certain market access programs, it is not clear whether and how these relaxed requirements will be implemented in practice. As a result, due to regulatory requirements in the PRC, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time—which could result in losses for a Fund. Securities exchanges in the PRC also typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.

Changes to political and economic relationships, including recent and ongoing trade and policy disputes and significantly strained international relations, between China and other countries, including the United States, and changes to China’s socioeconomic systems may adversely affect a Fund’s investments in China. Economic and strategic competition between the U.S. and China has intensified and could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. A reduction in spending on Chinese products and services, supply chain diversification, or the institution of additional tariffs or other trade barriers between China and the United States may also have an adverse impact on the Chinese economy and on the value of a Fund’s investments in China.

U.S. governmental orders and sanctions with respect to Chinese companies may limit the securities in which a Fund may invest or force a Fund to sell holdings at a time the Adviser finds unattractive. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.

Variable Interest Entities. A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements). These arrangements are often used because of Chinese governmental restrictions on non‑Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies.

Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.

While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs are not formally recognized under Chinese law. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure. Other risks associated with such investments include the risk that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

Risks of Investing through China Stock Connect. China A‑shares (“A‑shares”) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). Foreign investment in A‑shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Each license permits investment in A‑shares only up to a specified quota.

Investment in eligible A‑shares listed and traded on the SSE or the SZSE is also permitted through the respective Shanghai-Hong Kong and Shenzhen‑Hong Kong Stock Connect programs (together, “Stock Connect”). Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), SSE, SZSE, and China Securities Depositary and Clearing Corporation Limited (“ChinaClear”) with an aim to achieve mutual stock market access between the People’s Republic of China and Hong Kong.

Investment in eligible A‑shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. Stock Connect imposes daily quota limitations, and investors may not purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to enter into or exit trades on a timely basis. Stock Connect can operate only when the Shanghai or Shenzhen markets, in addition to the Hong Kong market, are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its A‑shares in a timely manner, which could adversely affect Fund performance. HKEX, SSE, and SZSE each reserve the right to suspend trading and the A‑shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Because of the way in which A‑shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue claims against the issuer of a security.

The regulations of Stock Connect are relatively new and untested and are subject to changes, which could adversely impact a Fund’s rights with respect to its A‑shares. As Stock Connect is relatively new, there are no assurances that the operational systems of the relevant market participants comprising the Stock Connect program will function properly, independently or in coordination with other participants. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time.

Quota Limitations. The Stock Connect is subject to quota limitations; in particular, once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict a Fund’s ability to invest through the Stock Connect on a timely basis, and the relevant Fund may not be able to effectively pursue its investment strategy.

Legal/Beneficial Ownership. The SSE and SZSE A‑shares in respect of the Funds are held by the depositary/sub‑custodian in accounts in the Hong Kong Central Clearing and Settlement System maintained by the HKSCC as central securities depositary in Hong Kong. HKSCC in turn holds the SSE and SZSE A‑shares, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear. The precise nature and rights of the Funds as the beneficial owners of the SSE and SZSE A‑shares through HKSCC as nominee is not well defined under PRC law. Because HKSCC is only a nominee holder and not the beneficial owner of SSE or SZSE A‑shares, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, investors should note that SSE and SZSE A‑shares will not be regarded as part of the general assets of HKSCC available for distribution to creditors even under mainland China law. However, HKSCC will not be obliged to take any legal action or enter into court proceedings to enforce any rights on behalf of investors in SSE or SZSE A‑shares in mainland China. Foreign investors, like the Funds investing through the Stock Connect holding the SSE or SZSE A‑shares through HKSCC, are the beneficial owners of the assets and are therefore eligible to exercise their rights through the nominee only.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of a ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in SSE and SZSE A‑shares under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

Suspension Risk. Each of the SEHK, SSE and SZSE reserves the right to suspend trading, if necessary, for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, the Fund’s ability to access the PRC market will be adversely affected.

Differences in Trading Day. The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC market, but the Funds cannot carry out any trading via the Stock Connect. The Funds may be subject to a risk of price fluctuations during the time when the Stock Connect is not trading as a result.

Restrictions on Selling Imposed by Front‑end Monitoring. PRC regulations require that before an investor sells any A‑share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre‑trade checking on sell orders of its participants (i.e., the stockbrokers) to ensure there is no over-selling. If a Fund intends to sell certain A‑shares it holds, it must transfer those shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, a Fund may not be able to dispose of its holdings in a timely manner.

Operational Risk. The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on‑going basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. A Fund’s ability to access the market (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The Stock Connect is a novel concept. The current regulations are relatively new and untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under the Stock Connect. Funds may be adversely affected as a result of such changes.

Recalling of Eligible Stocks. When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold and is restricted from being bought. This may affect the investment portfolio or strategies of the relevant Funds, for example, if the Adviser wishes to purchase a stock that is recalled from the scope of eligible stocks.

No Protection by Investor Compensation Fund. Investment in SSE and SZSE A‑shares via the Stock Connect is conducted through brokers and is subject to the risks of default by such brokers’ in their obligations. Investments of Funds are not covered by the Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of SSE and SZSE A‑shares via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Therefore, the Funds are exposed to the risks of default of the broker(s) it engages in its trading through the Stock Connect.

Geographic Risk. To the extent that an Equity Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries or geographic regions in which it invests. Investing in any one country or geographic region makes a Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Geopolitical Risk. Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of a Fund’s investments. War, terrorism, geopolitical disputes, tariffs and other restrictions on trade, supply chain disruptions, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments.

During global market disruptions, a Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions can also prevent a Fund from implementing its investment strategies for a period of time and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause a Fund’s derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis.

Government and Regulatory Risk. Governmental and regulatory authorities in the United States and other countries have taken, and may in the future take, actions intervening in the markets in which a Fund invests, and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to a Fund or to the companies in which a Fund invests. The effects of these actions on the markets generally, and a Fund’s investment program in particular, can be uncertain and could restrict the ability of a Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries or countries. For example, sanctions, tariffs, other investment restrictions or trade restrictions imposed by governments could preclude a Fund from investing in certain issuers or cause a Fund to sell investments at a disadvantageous time; new regulations on certain types of companies, including new anti-trust regulations, could adversely affect the value of certain investments held by a Fund; and new regulations promulgated by securities regulators could increase the costs of investing in a Fund by increasing expenses borne by the Fund in order to comply with such regulations.

By contrast, markets in some non‑U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. For example, a foreign government’s decision not to subject companies to uniform accounting, auditing and financial reporting standards practices, and requirements comparable to those applicable to U.S.-based companies could increase the risk that accounting fraud goes undetected. The lack of government-enforced oversight may result in investors having limited rights and few practical remedies to pursue shareholder claims.

Furthermore, governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect a Fund or the market value of an instrument held by a Fund. The Adviser cannot predict the effects of any new laws or regulation that may be implemented, and there can be no assurance that any new laws or regulations will not adversely affect a Fund’s ability to achieve its investment objective. For example, financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation that may change frequently and have significant adverse consequences on a Fund. Similarly, investments in certain industries, sectors or countries may also be subject to extensive regulation. Economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes. Regulatory changes may impact the way a Fund is regulated or the way a Fund’s investments are regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.

Derivatives Risk. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, operational risk, legal risk, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives may be leveraged such that a small investment in derivative instruments can have a significant impact on the Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Fund also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over‑the‑counter (“OTC derivatives”) do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such OTC derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The possible lack of a liquid secondary market for certain derivatives and the resulting inability of the Fund to sell or otherwise close out a derivatives position could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. In addition, if the Fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

Operating Expenses Risk. The Funds investing primarily in foreign securities are expected to incur operating expenses that are higher than those of mutual funds investing exclusively in U.S. securities because expenses such as custodial fees related to foreign investments are usually higher than those associated with investments in U.S. securities. The Funds sell and redeem shares in U.S. dollars and there are costs associated with converting holdings in foreign currencies to U.S. dollars. In addition, dividends and interest from foreign securities may be subject to foreign withholding taxes. (For more information, see “Your Account—Federal Income Taxes.”)

Leverage Risk. The Emerging Market Debt Fund’s investments in derivatives or exposure to derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged investments may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Interest Rate Risk. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. The value of a Fund’s fixed income securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer maturities or durations held by a Fund are generally more sensitive to interest rate changes. As such, securities with longer maturities or durations are usually more volatile than those with shorter maturities or durations. The negative impact on fixed income securities from rising interest rates could be significant and negatively impact the Fund’s net asset value. Changes in the interest rate environment may result in periods of increased redemptions from a Fund and increased supply in the market due to selling activity to meet redemptions. If a Fund has to liquidate portfolio securities to meet redemptions in such an environment, it may have to do so at disadvantageous times and prices, which could negatively impact a Fund’s net asset value. A Fund’s investment in variable rate securities will generally be less sensitive to interest rate changes, but such securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities from rising interest rates could be swift and significant and negatively impact the Fund’s net asset value.

The U.S. Federal Reserve and other central banks may raise or lower the federal funds rate and equivalent rates. Changes in market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fluctuate. Changing interest rates may result in heightened market volatility, reduce liquidity and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility.

Inflation Risk. The Funds’ investments are subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline as can the purchasing power of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets. Inflation has reached unusually high levels in recent periods , which has resulted in increased interest rates during such periods.

Credit Risk. The value of a Fund’s securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable. Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which a Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the issuer itself. While the U.S. Government may provide financial support to such agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

A Fund’s investments in below-investment-grade securities (e.g., “high yield” or “junk” bonds) may have additional credit risk. Securities rated below BBB by a nationally recognized statistical rating organization have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments. In some cases, below-investment-grade securities may decline in credit quality or go into default. For a description of ratings, see Appendix B in the Statement of Additional Information.

Mortgage-Backed/Asset-Backed Securities Risk. The value of a Fund’s mortgage-backed or asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the market’s assessment of the quality of underlying assets. During periods of rising interest rates, property owners may prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities, which increases the duration of a security and may reduce its value. When interest rates decline, property owners may prepay their mortgages more quickly than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to similar extension and prepayment risks as those described above for mortgage-backed securities.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of a decline in interest rates or other factors. A Fund’s income is based on short-term interest rates, which may fluctuate over short periods of time.

Credit Default Swap Risk. Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money. Credit default swaps are also subject to the risk that the Adviser will not properly assess the risk of the underlying reference obligation. If a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. If a Fund is buying credit protection, there is a risk that no credit event will occur and a Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on a Fund.

Mortgage-Backed To‑Be‑Announced (TBA) Securities Risk. To the extent a Fund purchases or sells mortgage-backed TBA securities, a Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause a Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage-backed TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect a Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of a Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, changes in personnel, errors caused by third parties or trading counterparties and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

Cyber-attacks, disruptions, or failures may adversely affect a Fund and its shareholders or cause reputational damage and subject a Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, a Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate a Fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by a Fund, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

Substantial costs may be incurred in order to prevent any cyber-attacks, disruptions, or failures in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, a Fund may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. There is no assurance that any efforts to mitigate cybersecurity risks undertaken by a Fund, the Adviser, or third-party service providers will be effective.

While a Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyberattacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by a Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, a Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers of securities held by the Fund, or other market participants.

Sovereign and Quasi-Sovereign Default Risk. The Emerging Markets Debt Fund invests in securities issued by or guaranteed by non‑U.S. sovereign governments (known as sovereign debt securities) and in securities issued by entities that are owned or guaranteed by non‑U.S. sovereign governments (known as quasi-sovereign debt securities). An issuer of sovereign or quasi-sovereign debt held by the Fund, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due, and the Fund may have limited recourse in the event of a default. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates. Quasi sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations.

Aggressive Investment Technique Risk. The Emerging Markets Debt Fund may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic losses or gains. These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Counterparty and Contractual Default Risk. The Emerging Markets Debt Fund’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

Floating and Variable Rate Securities Risk. For floating and variable rate securities, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such a security, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate security that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to a security’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Private Placement Risk. Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

High Yield Securities Risk. The Emerging Markets Debt Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies that are highly leveraged, less credit-worthy or financially distressed. Non‑investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Distressed Debt Risk. When the Emerging Markets Debt Fund invests in obligations of financially troubled issuers (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Distressed securities may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably. Distressed securities may also be illiquid and difficult to value accurately. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.

Portfolio Turnover Rate Risk. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, a Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

Real Estate Investment Trust (“REITs”) Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

MANAGEMENT OF THE FUNDS

Trustees, Officers and Adviser. The Board of Trustees of the William Blair Funds (the “Trust”) has overall management responsibility. The duties of the Trustees and Officers of the Trust include overseeing the business affairs of the Trust, monitoring investment activities and practices and considering other matters concerning the Trust. The Statement of Additional Information has the names of and additional information about the Trustees and Officers of the Trust. Subject to the oversight of the Board of Trustees, William Blair Investment Management, LLC (the “Adviser” or “WBIM”), 150 North Riverside Plaza, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Funds, including making decisions regarding Fund portfolio transactions, pursuant to a management agreement (the “Management Agreement”). The Statement of Additional Information includes information on brokerage commissions paid by the Funds in 2025, including amounts directed to third parties to pay for third-party research. William Blair & Company, L.L.C. is the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares (the “Distributor” or “WBC”). WBIM and WBC are collectively referred to herein as “William Blair.”

William Blair was founded over 90 years ago by William McCormick Blair. As of December 31, 2025, William Blair had over 1950 employees including 220 partners. WBIM oversees the assets of the Trust, along with corporate pension plans, endowments and foundations. As of December 31, 2025, WBIM managed over $72.3 billion in equities, fixed income securities, derivatives and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of 30 portfolio managers, supported by a team of analysts. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

For the fiscal year or period, as applicable, ended December 31, 2025, each Fund paid the Adviser an effective management fee (exclusive of any applicable waivers / reimbursements) for services performed as a percentage of the average daily net assets of the Fund as follows:

Fund	Effective Rate Paid as a % of Average Daily Net Assets
Growth Fund	0.75%
Large Cap Growth Fund	0.60%
Mid Cap Value Fund	0.70%
Small‑Mid Cap Core Fund	0.90%
Small‑Mid Cap Growth Fund	0.94%
Small‑Mid Cap Value Fund	0.80%
Small Cap Growth Fund	0.94%
Small Cap Value Fund	0.75%
Global Leaders Fund	0.85%
International Leaders Fund	0.85%
International Growth Fund	0.88%	(1)
Institutional International Growth Fund	0.88%	(2)
International Small Cap Growth Fund	1.00%
Emerging Markets Leaders Fund	0.94%
Emerging Markets Growth Fund	0.94%
Emerging Markets ex China Growth Fund	0.94%
Emerging Markets Small Cap Growth Fund	1.10%
China Growth Fund	0.94%
Emerging Markets Debt Fund	0.65%

(1)
Prior to May 1, 2025, the International Growth Fund paid the Adviser a contractual management fee equal to 0.94% of the first $3 billion of the Fund’s average daily net assets; 0.90% of the next $2 billion of the Fund’s average daily net assets; 0.85% of the next $5 billion of the Fund’s average daily net assets; 0.825% of the next $5 billion of the Fund’s average daily net assets; plus 0.80% of the Fund’s average daily net assets over $15 billion. Effective May 1, 2025, the management fee payable by the Fund was reduced to 0.85% of the first $10 billion of the Fund’s average daily net assets; 0.825% of the next $5 billion of the Fund’s average daily net assets; plus 0.80% of the Fund’s average daily net assets over $15 billion.

(2)
Prior to May 1, 2025, the Institutional International Growth Fund paid the Adviser a contractual management fee equal to 0.94% of the first $1.875 billion of the Fund’s average daily net assets; 0.90% of the next $625 million of the Fund’s average daily net assets; 0.875% of the next $2.5 billion of average daily net assets; 0.85% of the next $5 billion of average daily net assets; 0.825% of the next $5 billion of average daily net assets; plus 0.80% of average daily net assets over $15 billion. Effective May 1, 2025, the management fee payable by the Fund was reduced to 0.85% of the first $10 billion of the Fund’s average daily net assets; 0.825% of the next $5 billion of the Fund’s average daily net assets; plus 0.80% of the Fund’s average daily net assets over $15 billion.

Expense Waivers. The Adviser has entered into a contractual agreement with each Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) for each class to the levels reflected in the table below until April 30, 2027. The agreement terminates upon the earlier of April 30, 2027 or the termination of the Management Agreement.

	Class N	Class I	Class R6/ Institutional Fund
Growth Fund	1.20%	0.95%	0.90%
Large Cap Growth Fund	0.90%	0.65%	0.60%
Mid Cap Value Fund	N/A	0.75%	0.70%
Small‑Mid Cap Core Fund	N/A	0.95%	0.90%
Small‑Mid Cap Growth Fund	1.24%	0.99%	0.94%
Small‑Mid Cap Value Fund(1)	N/A	0.85%	0.80%
Small Cap Growth Fund	1.24%	0.99%	0.94%
Small Cap Value Fund	1.15%	0.89%	0.85%
Global Leaders Fund	1.15%	0.90%	0.85%
International Leaders Fund	1.15%	0.90%	0.85%
International Growth Fund	1.15%	0.90%	0.85%
Institutional International Growth Fund	N/A	N/A	0.85%
International Small Cap Growth Fund	1.35%	1.10%	1.05%
Emerging Markets Leaders Fund	1.24%	0.99%	0.94%
Emerging Markets Growth Fund	1.24%	0.99%	0.94%
Emerging Markets ex China Growth Fund(1)	N/A	0.99%	0.94%
Emerging Markets Small Cap Growth Fund	1.40%	1.15%	1.10%
China Growth Fund	N/A	0.99%	0.94%
Emerging Markets Debt Fund	N/A	0.70%	0.65%

(1)	Because of the expense limitation agreement and the recoupment provision for the Small‑Mid Cap Value Fund, the Fund may pay the Adviser less than the contractual management fee.

With respect to the Small‑Mid Cap Value Fund, the Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to the Fund’s commencement of operations (August 17, 2023) to the extent that such recoupment does not cause the Fund’s annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed, and (2) the Fund’s current expense limitation.

Board Considerations of Management Agreement. The Funds’ financial statements and other information filed with the SEC on Form N‑CSR (“Financial Statements and Other Information”) for the period ending June 30, 2026 will contain a discussion regarding the factors the Board of Trustees considered for the renewal of the Management Agreement for each Fund.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, each Fund’s investment adviser, custodian, transfer agent, accountants and distributor, who provide services to each Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. Each Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or any Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Portfolio Management. Additional information is provided below on each Fund’s portfolio manager(s) identified in the Summary section. The Statement of Additional Information provides additional information about the portfolio managers including the structure of their compensation, other accounts they manage and their ownership of securities in the Funds.

For each Fund that is managed by a portfolio management team, each member of the portfolio management team has equal responsibility for the Fund’s investment strategy, asset allocation, portfolio construction and security selection. All portfolio managers are supported by a team of research analysts.

Alaina Anderson, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the International Leaders Fund since 2021. Ms. Anderson has managed the Adviser’s International Leaders ADR strategy since 2019. Before that, Ms. Anderson covered multiple sectors as a research analyst for the Adviser, including the Consumer and Health Care sectors, along with her most recent responsibilities covering real assets companies. Before joining William Blair in 2006, she was a senior analyst in the investments department of the MacArthur Foundation, where she provided research support for internally managed portfolios and was involved in investment manager due diligence, selection, and monitoring for the foundation’s U.S., non‑U.S., and hedge-fund portfolios. Before joining the MacArthur Foundation, Alaina was an investor relations consultant with Ashton Partners and a financial advisor with UBS PaineWebber. She has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Chicago. Education: B.S., Wharton School at the University of Pennsylvania; M.B.A., University of Chicago’s Booth School of Business.

Marcelo Assalin, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Emerging Markets Debt Fund since its inception. He is the head of the Emerging Markets Debt team and is a portfolio manager. He is also a member of the leadership team for William Blair Investment Management. Prior to joining William Blair, Mr. Assalin was the Head of Emerging Markets Debt at NN Investment Partners (formerly ING Investment Management), a role he began in 2015. Additionally, he was the lead portfolio manager for blended debt portfolios. Previously, he was the lead portfolio manager for NNIP’s local currency strategies. Before joining NNIP in 2013, he was a senior emerging markets debt portfolio manager and then head of Emerging Markets Sovereign Debt at ING IM USA (now Voya Financial). Prior to ING IM, Mr. Assalin was with SulAmerica Investimentos in various investment capacities, including CIO from 2005 to 2008. He began his career as a credit analyst at Bank Boston in Sao Paulo, covering Brazilian companies. He also has the Chartered Financial Analyst® designation. Education: B.A., Business Administration & Accounting, Universidade de São Paulo.

Paul Birchenough, a Partner of William Blair Investment Management, LLC, has co‑managed the Emerging Markets Leaders Fund since 2024. Before joining William Blair in 2024, Mr. Birchenough was a global emerging markets portfolio manager at Newton Investment Management from 2020-2024. From 2011-2020, Mr. Birchenough was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Birchenough was a research analyst at Nevsky Capital. Before Nevsky Capital, Mr. Birchenough held various roles at KPMG, including positions in corporate finance, transaction services and audit. Education: BSc (Hons), Mathematics, Nottingham University.

Daniel Crowe, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Small‑Mid Cap Growth Fund since 2015 and the Small‑Mid Cap Core Fund since its inception in 2019. He joined William Blair as a research analyst in 2011. Prior to joining William Blair, he was a midcap portfolio manager at Pyramis Global Advisors, and prior to that he was a portfolio manager and analyst at The Boston Company/Founders Asset Management. He began his career as a generalist analyst at Marsico Capital Management. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Chicago. Education: B.S., Mechanical Engineering, University of Illinois at Urbana-Champaign.

Simon Fennell, a Partner of William Blair Investment Management, LLC, has co‑managed the International Growth Fund, the Institutional International Growth Fund, and the International Leaders Fund since 2013, as well as the International Small Cap Growth Fund since 2017 along with associated separate accounts and commingled fund portfolios. He joined William Blair in 2011 as a research analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, he was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: M.A., University of Edinburgh; M.B.A., Johnson Graduate School of Management, Cornell University.

Matthew Fleming, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Mid Cap Value Fund since its inception in 2022, the Small‑Mid Cap Value Fund since its inception in 2023, and the Small Cap Value Fund since 2024. Mr. Fleming is a research analyst for the Adviser’s small- to mid‑cap value equity strategies. He focuses on the energy, utilities and industrials sectors. Before joining William Blair in 2021, Mr. Fleming was a member of the small- to mid‑cap value equity teams at Investment Counselors of Maryland, LLC. Before joining Investment Counselors of Maryland, LLC in 2008, Mr. Fleming was a senior research analyst at PNC Capital Advisors/Mercantile Capital Advisors from 2004 to 2008. Before becoming a research analyst, Mr. Fleming held various roles at GB Asset Advisors, Triumph Group, and BT Alex. Brown/Deutsche Bank AG. He has the Chartered Financial Analyst® designation. Education: B.A., Princeton University.

James Golan, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Large Cap Growth Fund since 2005. He joined William Blair in 2000 as a research analyst. In 2005, he joined the Institutional Large Cap Growth Team as a co‑portfolio manager. Previously, he was a research analyst with Citigroup Global Asset Management and Scudder Kemper Investments. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Chicago. Education: B.A., DePauw University; M.B.A., Northwestern University Kellogg Graduate School of Management.

Mark Goodman, CFA, an Associate of William Blair Investment Management, LLC, has co‑managed the Mid Cap Value Fund, the Small‑Mid Cap Value Fund and the Small Cap Value Fund since 2025. Before joining

William Blair in 2025, Mr. Goodman was a portfolio manager and senior analyst at Wellington Management from 2019 to 2025, where he focused on small‑mid cap and mid‑cap value strategies, with coverage responsibility for the consumer discretionary, consumer staples, information technology and health care sectors. Previously, he served as a Senior Analyst on the value team at Chartwell Investment Partners from 2007 to 2019, concentrating on small cap value and mid cap value strategies. Earlier in his career, Mr. Goodman held analyst roles at Endowment Capital Group and Merrill Lynch Investment Managers. He has the Chartered Financial Analyst® designation. Education: B.S., Systems Engineering, The University of Virginia.

William V. Heaphy, CFA, an Associate of William Blair Investment Management, LLC, has co‑managed the Small Cap Value Fund since 2021 (and had managed the Predecessor Fund since 1999), the Mid Cap Value Fund since its inception in 2022, and the Small‑Mid Cap Value Fund since its inception in 2023. Mr. Heaphy has over 27 years of investment experience. He joined William Blair in 2021. Previously, Mr. Heaphy was a Principal at Investment Counselors of Maryland, LLC, which he joined in 1994. He has the Chartered Financial Analyst® designation. Education: B.S., Lehigh University; J.D., University of Maryland.

Chandan Khanna, an Associate of William Blair Investment Management, LLC, has co‑managed the Global Leaders Fund since 2025 and the International Leaders Fund since 2026. Before joining William Blair in 2025, Mr. Khanna was a Senior Partner and Portfolio Manager at Eighteen48 Partners, a boutique investment firm based in London where he managed a global equity strategy from 2020 to 2025. Before joining Eighteen48 Partners, he was a Managing Director and Portfolio Manager with Rezayat Investments from 2015 to 2020. Prior to that, Mr. Khanna was a Vice President and Investment Manager at Capital Group from 2008 to 2015. He also worked in investment banking at Morgan Stanley from 2004 through 2006 and as an associate at KPMG from 1999 through 2004. Mr. Khanna has also qualified as a Chartered Accountant. Education: M.B.A., Institut Européen d’Administration des Affaires.

Jared Lou, CFA, an Associate of William Blair Investment Management, LLC, has co‑managed the Emerging Markets Debt Fund since 2024. He has served as a hard and local currency portfolio manager on William Blair’s Emerging Markets Debt team since 2020. Before joining William Blair in 2020, he was a portfolio manager on NN Investment Partners’ Emerging Markets Debt team, where he was responsible for Latin American hard currency sovereign and quasi-sovereign debt. Before joining NNIP in 2016, Mr. Lou was a sovereign analyst on Grantham, Mayo, van Otterloo’s Emerging Markets Debt team. Previously, he worked in risk management at State Street Global Markets and quantitative research at Property and Portfolio Research. He has the Chartered Financial Analyst® designation. Education: B.A. (cum laude) and M.A., Economics, Tulane University; M.B.A., MIT Sloan School of Management.

Todd M. McClone, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Emerging Markets Growth Fund since its inception in 2005, the Emerging Markets Small Cap Growth Fund since its inception in 2011, and the Emerging Markets ex China Growth Fund since its inception in 2022 along with associated separate account and commingled fund portfolios. He has been with William Blair since 2000. From 1993 through 2000, he was a senior research analyst specializing in international equity for Strong Capital Management. Prior to joining Strong Capital Management, he was a Corporate Finance Research Analyst with Piper Jaffray. At Piper Jaffray, he worked with the corporate banking financials team on a variety of transactions including initial public offerings, mergers and acquisitions and subordinated debt offerings, and issued fairness opinions and conducted private company valuations. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute. Education: B.B.A. and B.A., University of Wisconsin-Madison.

Casey Preyss, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Emerging Markets Growth Fund since 2015, and the Emerging Markets Small Cap Growth Fund since 2016 along with associated separate account and commingled fund portfolios. Having joined William Blair in 2000, Mr. Preyss was previously a research analyst covering the Industrials, IT and Resources sectors and also served as the Global Industrials Sector Team Leader. Prior to his research responsibilities, Mr. Preyss was a Quantitative Analyst with the team. Prior to joining William Blair, Mr. Preyss was with Thomas White International as an

International Equity Research Sales Associate. He has the Chartered Financial Analyst® designation. Education: B.S. B.A., The Ohio State University; M.B.A., University of Chicago Booth School of Business.

David Ricci, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Large Cap Growth Fund since 2011. He has been with William Blair since February 1994 when he started as a research analyst for the Consumer/Retail sell-side research effort at William Blair. He was made group head in June 2001. Previously, he was with Procter & Gamble, Melville, and spent 2 1⁄2 years as a strategy consultant at Bain & Company. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Chicago. Education: Sc.B., Brown University, magna cum laude; M.B.A., Harvard Business School.

Marco Ruijer, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Emerging Markets Debt Fund since its inception. He is a hard currency portfolio manager on the Emerging Markets Debt team. Prior to joining William Blair, Mr. Ruijer was the lead portfolio manager within the Emerging Markets Debt team at NN Investment Partners (formerly ING Investment Management), responsible for managing emerging markets debt hard currency portfolios. Before joining NNIP in 2013, he was a senior fund manager for emerging markets debt at Mn Services in the Netherlands where he managed various emerging markets debt portfolios. Prior to this, he worked with the Investment Strategy and Risk Management team. Mr. Ruijer began his career in 1998 as an Investment Trainee at Mn. He has the Chartered Financial Analyst® designation. Education: M.A., International Financial Economics, University of Amsterdam.

Hugo Scott-Gall, a Partner of William Blair Investment Management, LLC, has co‑managed the Global Leaders Fund since 2021 and the Emerging Markets Leaders Fund since 2022 along with associated separate account and commingled fund portfolios. He also serves as co‑director of research for the global equity team. He is also a thematic strategist. He is responsible for researching longer-term trends affecting corporate performance and developing systematic solutions for broad investment challenges. Before joining William Blair in 2018, Mr. Scott-Gall was a managing director and head of the thematic research team at Goldman Sachs that investigated thematic changes, analyzed their effects across industries, and sought to identify long-term structurally advantaged companies. He produced Fortnightly Thoughts, a publication offering thematic insights, and GS Sustain, a long-term-focused publication that sought to identify best‑in‑breed companies. He also oversaw GS Dataworks, a team that used alternative data to augment fundamental research. Before his move into thematic research, Mr. Scott-Gall was an equity research analyst covering European transportation companies. Before Goldman Sachs, he was an equity research analyst at Fidelity Investments.

Ward Sexton, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Small Cap Growth Fund since 2016, the Small‑Mid Cap Core Fund since its inception in 2019 and the Small‑Mid Cap Growth Fund since 2026. In 2001, he joined the Adviser’s investment team as a research analyst and covered resources, financials, and consumer companies at various points during his time as an analyst. He joined William Blair in 1999 and worked in the firm’s corporate finance group for two years. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Chicago. Education: B.S., Finance (with honors), University of Illinois Urbana-Champaign; M.B.A., (high honors), University of Chicago Booth School of Business.

Arun Sharma, an Associate of William Blair, has co‑managed the Growth Fund since 2025. Before joining William Blair in 2025, he was a large cap equity portfolio manager at Cohen & Steers for five years and a senior equity analyst for two years covering the technology, media, telecom and industrials sectors. Before that, he held equity analyst roles at Foresters Financial and UBS Securities for a combined twelve years, focusing on the technology, media and telecom sectors. While at Foresters, Mr. Sharma also co‑managed a small cap growth-oriented equity strategy. In addition, Mr. Sharma spent three years as an investment banking associate at Needham & Company. Education: B.S., cum laude, in Finance and Information Systems from New York University.

Andrew Siepker, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the International Growth Fund and the Institutional International Growth Fund since 2022 and the International

Small Cap Growth Fund since 2025 along with associated separate account and commingled fund portfolios. Mr. Siepker is also a global equity research analyst covering industrial companies. Previously, he was a research analyst conducting non‑U.S. consumer research and worked on William Blair’s sell-side as a research associate focused on e‑commerce and hardline retailers. Before joining William Blair in 2006, Mr. Siepker was a financial analyst in a finance training program at First Data Corporation. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Chicago. Education: B.S., Finance (with high distinction), University of Nebraska.

Ian Smith, a Partner of William Blair Investment Management, LLC, has co‑managed the Emerging Markets Leaders Fund since 2024. Before joining William Blair in 2024, Mr. Smith was a global emerging markets portfolio manager at Newton Investment Management from 2020-2024. From 2012-2020, Mr. Smith was a global emerging market equity portfolio manager at AXA Investment Managers. Prior to AXA, Mr. Smith was a research analyst covering Asian financials at Matrix Group. Before Matrix Group, Mr. Smith was a research analyst covering emerging market financials at Nevsky Capital. Education: B.A., Economics and Politics, Durham University.

Mark Thompson, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Small Cap Growth Fund since 2020 and the Growth Fund since 2024. Previously, he was a research analyst and an associate portfolio manager on William Blair’s Small Cap Growth strategy. In Mr. Thompson’s research role, he focused on U.S. small cap stocks across sectors. Before joining the firm as a research analyst in 2006, he was a research generalist at Kidron Capital for three years. Before that, he was a research analyst covering healthcare at American Express for two years. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Chicago. Education: B.B.A., Finance (with an emphasis on accounting) and M.B.A. (with an emphasis on finance), University of Iowa.

Vivian Lin Thurston, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the China Growth Fund and the Emerging Markets Growth Fund since 2021 and the Emerging Markets ex China Growth Fund since its inception in 2022. Since 2018, Ms. Thurston has been a portfolio manager for William Blair’s China A‑Shares Growth strategy and a global research analyst covering Chinese equities. Previously, she was a global research analyst covering large‑cap consumer companies for the Adviser. Before joining William Blair in 2016, Ms. Thurston was vice president and consumer sector head at Calamos Investments. Prior to that, she was an executive director and senior investment analyst at UBS Global Asset Management/Brinson Partners, where she was responsible for stock selection and research for consumer sectors in the United States and emerging markets. Ms. Thurston also held roles at Mesirow Financial, China Agribusiness Development Trust and Investment Corporation, and Vanke. She has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Chicago. Education: B.A., Sociology, Peking University; M.A., Sociology and M.S., Finance, University of Illinois Urbana-Champaign.

Nicholas Zimmerman, CFA, a Partner of William Blair Investment Management, LLC, has co‑managed the Small‑Mid Cap Growth Fund since 2023 and the Small‑Mid Cap Core Fund since 2026. He joined William Blair in 2017 as a research analyst focusing on U.S. small- and mid‑cap resources companies. Before joining William Blair, Mr. Zimmerman was an equity analyst at Holland Capital Management, where he covered energy, materials, aerospace and defense, and transportation companies. He has the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society Chicago. Education: B.S. Finance, with high honors, University of Illinois Urbana-Champaign; M.S., Finance, University of Wisconsin–Madison.

Custodian. The Custodian for the Funds is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114. The Custodian is responsible for custody of portfolio securities, fund accounting and the calculation of each Fund’s net asset value.

Transfer Agent and Dividend Paying Agent. The Transfer Agent and Dividend Paying Agent is SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219137, Kansas City, Missouri 64121-9137.

YOUR ACCOUNT

CLASS N SHARES

Class N shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class N shares. Investors may hold Class N shares through a taxable account or through certain tax‑advantaged accounts.

Minimum Investments. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. William Blair may make exceptions to these requirements, which are discussed below.

CLASS I SHARES

Class I shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class I shares.

Class I shares are available for purchase by the following categories of investors who meet the minimum investment requirements (except as noted):

•	institutional investors;

•	qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	non‑qualified deferred compensation plans (either at the plan level or the level of the plan administrator);

•	investors who invest through fee‑based advisory or brokerage programs of financial intermediaries that have written agreements with the Distributor and generally hold such shares through an omnibus account held at the Fund; and

•	asset-based fee advisory clients of William Blair.

To the extent a shareholder or group of shareholders (either directly or through an intermediary) are not listed in the above categories but they held Class I shares of a Fund prior to May 1, 2019, such investors are entitled to continue to invest in Class I shares of that Fund.

Minimum Investments. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases.

There is no minimum initial investment for:

•	qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	asset-based fee advisory clients of William Blair; or

•	William Blair’s partners and employees, the Board members of the Trust and their family members.

William Blair may make certain additional exceptions to these requirements, which are discussed below. The Funds will consider requests by holders of Class N shares to convert such shares to Class I shares on a case‑by‑case basis, provided eligibility requirements and relevant minimums are met.

CLASS R6 SHARES

Class R6 shares are offered to investors who acquire the shares directly through the Distributor or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Class R6 shares.

Class R6 shares are offered to the following investors, provided that neither these investors nor their intermediaries require a Fund to make any type of servicing or administrative payments with respect to Class R6 shares:

•	qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	non‑qualified deferred compensation plans (either at the plan level or the level of the plan administrator);

•	tax‑exempt retirement plans (e.g., Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and its affiliates and rollover accounts from those plans;

•	Board members of the Trust and partners and employees of William Blair and their families purchasing directly from the Distributor;

•	other investment companies;

•	other institutional investors;

•	investors who invest through fee‑based advisory or brokerage programs of financial intermediaries that hold such shares through an omnibus account at the Fund; and

•	certain asset-based fee advisory clients of William Blair.

Class R6 shares are not available to retail taxable or tax‑advantaged accounts seeking to invest directly in the Funds outside of an omnibus account maintained by an intermediary, except as noted above. To the extent a shareholder or group of shareholders (either directly or through an intermediary) are not listed in the above categories but they held Institutional Class shares of a Fund prior to May 1, 2019, such investors are entitled to continue to invest in Class R6 shares of that Fund. The Funds will consider requests by holders of Class I shares to convert such shares to Class R6 shares on a case-by-case basis, provided eligibility requirements and relevant minimums are met.

Minimum Investments. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases.

There is no minimum initial investment for:

•	qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator);

•	asset-based fee advisory clients of William Blair that have been approved by the Distributor for investment in Class R6 shares; or

•	William Blair’s partners and employees, the Board members of the Trust and their family members.

Tax‑exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and its affiliates and rollover accounts from those plans will also be exempt from the minimum investment requirement. William Blair may make certain additional exceptions to these requirements, which are discussed below.

Share Class Minimum Maintenance. If an account’s balance falls below the minimum initial investment amount for that share class due to account redemptions (and not due to market depreciation), the Funds reserve the right to convert or redeem shares held by the account in the following manner:

•	Class N shares may be redeemed if the account value falls below the investment minimum for Class N shares.

•	Class I shares may be converted to Class N shares if the account value falls below the investment minimum for Class I shares but meets the investment minimum for Class N shares. Class I shares may be redeemed if the account value falls below the investment minimum for Class N shares.

•	Class R6 shares may be converted to Class I shares if the account value falls below the investment minimum for Class R6 shares but meets the investment minimum for Class I shares. Class R6 shares may be redeemed if the account value falls below the investment minimum for Class I shares.

The applicable shareholder or intermediary will be notified prior to any such redemption or conversion and will be allowed 60 days to make additional investments and bring the account into compliance with the applicable investment minimum before any conversion or redemption occurs. Any conversion will occur at the relative net asset value of the two applicable share classes at the time of conversion and the account value will not change as a result of the conversion, although the number of shares held may change.

Where a retirement plan or other financial intermediary holds Class I or Class R6 shares on behalf of its participants or clients, shares held by such participants or clients will be converted to Class N shares as described above when a participant or client rolls over its accounts with the retirement plan or financial intermediary into an individual retirement account and such participant or client is not otherwise eligible to purchase Class I or Class R6 shares.

A conversion between share classes of the same Fund is generally not a taxable event. Please consult your tax advisor for an assessment of the tax implications of any conversion.

INSTITUTIONAL CLASS SHARES

The Institutional International Growth Fund offers Institutional Class shares that are designed for institutional investors, including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Institutional Class shares’ high minimum investment requirement. Each account must separately meet the minimum investment requirement. Institutional Class shares are not subject to a Rule 12b‑1 fee or shareholder administration fee.

Minimum Investments. The minimum initial investment is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non‑qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. The Distributor may also waive the minimum initial investment of $5 million for investors who enter into a letter of intent with the Institutional International Growth Fund or the Distributor. Certain exceptions to the minimum initial investment amount may apply. The initial investment must be accompanied by the account application and corporate resolutions, if applicable. The Trust does not impose any sales charges in connection with purchases of Institutional Class shares, although service agents and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

ADDITIONAL INFORMATION AND EXCEPTIONS TO ELIGIBILITY AND MINIMUM INVESTMENT REQUIREMENTS FOR CLASS N, CLASS I AND CLASS R6 SHARES

The Distributor may accept investments that are less than the minimums set forth above under a group payroll deduction or similar plan. Investors investing through certain tax‑qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub‑accounts, although the firm holding the omnibus account may impose its own minimum investment requirements. The Distributor may, in its discretion, waive or reduce investment minimums in other circumstances.

The Trust does not impose any sales charges in connection with purchases of Class N, Class I or Class R6 shares, although financial intermediaries and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

The Distributor may, in its sole discretion, reject any purchase order from the shareholder and/or intermediary involved.

ADDITIONAL INFORMATION FOR CLASS N SHARES

Distribution Agreement. The Trust has adopted a plan under Rule 12b‑1 of the 1940 Act, that applies only to Class N shares that provides for a fee at the annual rate of 0.25% of each Fund’s average daily net assets attributable to Class N shares for distribution and other services provided to shareholders of Class N. Because 12b‑1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class N shares and may cost more than other types of sales charges. As a result, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by FINRA.

ADDITIONAL INFORMATION ON OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES

Class N and Class I shares of the Funds may reimburse William Blair for fees paid on a Fund’s behalf to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub‑administration, sub‑transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may be based on the number of subaccounts serviced or based on average net assets held in the Funds for Class N and Class I shares.

William Blair, out of its own resources and without additional cost to the Funds or their shareholders, provides additional cash payments to certain intermediaries (which may be referred to as revenue sharing). Such payments to intermediaries are in addition to distribution fees, fees paid for sub‑administration, sub‑transfer agency or other services paid or payable by Class N or Class I shares of the Funds. William Blair may pay firms for administrative, sub‑accounting or shareholder processing services and/or for providing Class N, Class I or Class R6 shares of the Funds with “shelf space” or access to a third-party platform, inclusion of Class N, Class I or Class R6 shares of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs, allowing William Blair access to an intermediary’s conferences and meetings and other forms of marketing support. The level of payments made may be a fixed fee or based on one or more of the following factors: current assets, number of accounts and/or number of transactions for Class N, Class I or Class R6 shares attributable to the intermediary or fund type or other measure agreed to by William Blair and the intermediary. The amount of payments is different for different intermediaries.

The Distributor currently makes payments to intermediaries in amounts that generally range from 0.01% to 0.15% of the assets of the Funds’ shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Funds or availability of the Funds through the intermediary. Further information on payments to third parties is included in the Statement of Additional Information.

BUYING, SELLING AND EXCHANGING SHARES

The information below relating to buying, selling and exchanging shares of the Funds applies if you are transacting directly with the Funds. Shares of the Funds are also available through certain financial intermediaries, such as a bank or a broker-dealer (each, an “intermediary”). If you are investing through an intermediary, you are not placing your orders directly with the Funds, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Funds on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut‑off times for investment and other trading restrictions. Your intermediary also may impose charges for its services in addition to the fees charged by the Funds. You should consult with your intermediary directly for information regarding its conditions and fees for buying, selling or exchanging shares of the Funds. The Funds are not responsible for the failure of your intermediary to carry out its responsibilities.

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

Purchase Price. All Funds are sold at their public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. (For more information, see “Determination of Net Asset Value.”) If you fail to pay for your order, you will be liable for any loss to a Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.

Note: All purchases made by check should be in U.S. dollars and made payable to William Blair Funds, or in the case of a retirement account, the custodian or trustee of such account. Third-party checks generally will not be accepted. When purchases are made by check or periodic account investment, the Funds may delay sending redemption proceeds until they determine that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

Purchase in Kind. You may, subject to the approval of the Funds, purchase shares of the Funds with securities that are eligible for purchase by the Funds (consistent with the Funds’ investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Funds’ valuation policies. Call the Funds at 1‑800‑635‑2886 if you would like to purchase shares of the Funds with other securities. Such purchases may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Funds.

Right to Reject Your Purchase Order. The Trust is required to obtain, verify and record certain information regarding the identity of shareholders. When opening a new account, the Trust will ask for your name, address, taxpayer identification number, date of birth and other information that identifies you. You may also be asked to show identifying documents. Applications without this information may not be accepted and orders may not be processed. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; refuse an investment in the Funds or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

The Trust is required to comply with various federal anti-money laundering laws and regulations. As a result, the Trust may be required to “freeze” a shareholder account if the shareholder appears to be involved in suspicious activity or if account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or account proceeds to a government agency. The Trust may also be required to reject a purchase payment, block an investor’s account and consequently refuse to implement requests for transfers, withdrawals, surrenders or death benefits.

Short-Term and Excessive Trading. The Funds are designed for long-term investors. All Funds discourage and do not accommodate short-term or excessive trading. Such trading may present risks to other shareholders in the Funds, including disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Funds’ net asset value and result in dilution to long-term shareholders. Short-term and excessive trading in Fund shares can also negatively impact the Funds’ long-term performance by requiring the Funds to maintain more assets in cash or to liquidate holdings at a disadvantageous time. These risks may be more pronounced for the Funds investing in securities that are susceptible to pricing arbitrage (e.g., international securities, emerging markets securities and small cap securities).

In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures that seek to deter short-term and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. The Funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor for any reason, including excessive, short-term or other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Funds also reserve the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Adviser uses certain materiality and volume thresholds to detect short-term or excessive trading, but otherwise seeks to apply the policies uniformly to all shareholders, as described in more detail below.

Some Fund shares are held through omnibus account arrangements, whereby a broker-dealer, investment adviser, retirement plan sponsor or other financial intermediary maintains an omnibus account with a Fund for trading on behalf of its customers. For such accounts, the Adviser generally seeks to monitor trading activity at the omnibus level in an attempt to identify disruptive trades using certain thresholds. However, shareholders seeking to engage in short-term or excessive trading may use a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to prevent short-term or excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. Also, the ability of the Funds and their agents to detect and curtail short-term and excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect short-term or excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Under agreements that the Funds have entered into with intermediaries, the Funds may request transaction information from intermediaries at any time to determine whether there has been short-term trading by the intermediaries’ customers. The Funds will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the Funds at their request. If short-term trading is detected at the individual account or participant level, the Funds will request that the intermediary a) continue to monitor the individual or participant, b) issue the individual or participant a warning, or c) ban the individual or participant from making further purchases of Fund shares. An intermediary may apply its own short-term trading policies and procedures, which may be more or less restrictive than the Funds’ policies and procedures. There is no assurance that the Funds’ policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

By Mail

Opening an Account—Class N shares and Class I shares. To open a new account for Class N shares or Class I shares of the Funds by mail, make out a check for the amount of your investment, payable to “William Blair Funds.” Complete the account application included with this Prospectus and mail the completed application and the check to the Transfer Agent, SS&C GIDS, P.O. Box 219137, Kansas City, Missouri 64121-9137.

Adding to an Account—Class N shares and Class I shares. To purchase additional Class N shares or Class I shares, make out a check for the amount of your investment, payable to “William Blair Funds” and mail the check, together with a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to SS&C GIDS, P.O. Box 219137, Kansas City, Missouri 64121-9137.

Opening or Adding to an Account—Class R6 shares/Institutional International Growth Fund. Opening a new account or adding to an account for Class R6 shares or shares of the Institutional International Growth Fund may only be done by wire. See “By Wire” below.

By Wire

Opening an Account—Class N shares and Class I shares. First, call SS&C GIDS at 1‑800‑635‑2886 for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.
ABA # 011000028
DDA # 99029340
Attn: Custody & Shareholder Services
One Congress Street, Suite 1
Boston, Massachusetts 02114

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by SS&C GIDS and mail it to SS&C GIDS, P.O. Box 219137, Kansas City, Missouri 64121-9137.

Adding to an Account—Class N shares and Class I shares. To add to your account by wire, instruct your bank to wire federal funds to:

State Street Bank and Trust Co.
ABA # 011000028
DDA # 99029340
Attn: Custody & Shareholder Services
State Street Financial Center
One Congress Street, Suite 1
Boston, Massachusetts 02114

In your request, specify the name of the Fund in which you are investing, your account number, and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

Opening or Adding to an Account—Class R6 shares/Institutional International Growth Fund. First, call SS&C GIDS at 1‑800‑635‑2886 for an account number. Then instruct your bank to wire federal funds to:

State Street Bank and Trust Co.
ABA # 011000028
DDA # 99029340
Attn: Custody & Shareholder Services
State Street Financial Center
One Congress Street, Suite 1
Boston, Massachusetts 02114

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by SS&C GIDS and mail it to SS&C GIDS, P.O. Box 219137, Kansas City, Missouri 64121-9137.

By Telephone

Opening an Account. See “By Wire.”

Adding to an Account. Call SS&C GIDS at 1‑800‑635‑2886. You may then pay for your new shares by wire or by mail, except for Class R6 shares and shares of the Institutional International Growth Fund which may only be paid for by wire. To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling (“redeeming”) some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

By Mail

To redeem Class N shares, Class I shares, Class R6 shares or shares of the Institutional International Growth Fund by mail, send a written redemption request signed by all account owners to SS&C GIDS, P.O. Box 219137, Kansas City, Missouri 64121-9137.

Written redemption requests must include:

—	a letter that contains your name, your assigned account number, the Fund’s name and the dollar amount or number of shares to be redeemed; and

—
any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by SS&C GIDS or the Distributor.

By Wire

To redeem some or all of your shares by wire, you may contact SS&C GIDS by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application, for Class N shares and Class I shares, a voided, unsigned check or deposit slip for your bank account, and for Class R6 shares or shares of the Institutional International Growth Fund, a corporate resolution authorizing those able to act on your behalf.

By Telephone

To redeem shares by telephone, you must have elected this option on your account application. Contact SS&C GIDS at 1‑800‑635‑2886.

Note: Telephone redemption requests should NOT be directed to the Trust or to the Distributor.

Signature Guarantees. A signature guarantee may be required to redeem Class N shares and Class I shares in certain instances. A signature guarantee is not required for redemptions of Class R6 shares or shares of the Institutional International Growth Fund. Signature guarantees must be obtained from a bank that is a member of the FDIC, from a brokerage firm that is a member of FINRA or an exchange, or from an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request with respect to Class N shares or Class I shares must include a signature guarantee if any of the following situations apply:

—	You wish to redeem shares having a value of $75,000 or more in a single transaction;

—	Your account registration has changed; or

—	You want a check in the amount of your redemption to be mailed to a different address from the one on your account application (address of record).

Signature guarantees, if required, must appear on the written redemption request and on any endorsed stock certificate or stock power.

Redemption Price. The redemption price is the net asset value next calculated after receipt of your redemption request in proper order by the Distributor, Transfer Agent or a designated agent thereof. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them.

Payment for Redeemed Shares. Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by SS&C GIDS of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund’s holdings of cash or cash equivalents or by selling other Fund assets. A redemption in kind may be used as discussed below.

Delayed Proceeds. The Trust reserves the right to delay delivery of your redemption proceeds—up to seven days—or to honor certain redemptions with securities, rather than cash, as described in the next section.

Redemptions In Kind. The Trust reserves the right to make redemption payments in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the net asset value for the Funds’ shares. In making a redemption payment “in kind,” a Fund will typically distribute a pro rata portion of all securities or other financial assets, subject to certain exclusions approved by the Board of Trustees. Shareholders will receive cash for the portion of excluded securities and a Fund’s holdings of cash and receivables.

Shareholders receiving securities or other financial assets may realize a gain or loss for federal income tax purposes as a result of the redemption, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90‑day period for any one shareholder of record.

Automatic Redemptions. The Trust reserves the right to redeem your shares in any account that, following a redemption, is below a specified minimum amount. Currently, the minimum for Class N shares is $2,500 per account for regular accounts and IRAs, for Class I shares is $500,000 per account for regular accounts and IRAs, for Class R6 shares is $1 million, and $5 million for shares of the Institutional International Growth Fund, unless the reduction in value is due solely to market depreciation. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange Class N, Class I or Class R6 shares of a Fund for the same class of shares of another William Blair Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence and the other William Blair Fund is open to new investors. Shareholders who purchase Class I shares of the Emerging Markets Leaders Fund solely because they have a brokerage account with William Blair & Company, L.L.C. and held Class I shares of the Fund on May 1, 2010 may only exchange their Class I shares of the Emerging Markets Leaders Fund for Class N shares of another Fund. Exchanges into a closed Fund are precluded unless the shareholder already has an open account in that Fund. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund(s) requested. Shares of a Fund with a value in excess of $1 million acquired by exchange from another

Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). Each Fund reserves the right to reject any exchange order for any reason, including excessive, short-term (market-timing) or other abusive trading practices that may disrupt portfolio management. Exchanges will result in the recognition for federal income tax purposes of gain or loss on the shares exchanged. You should obtain and carefully read the Prospectus of the William Blair Fund(s) you want to exchange into prior to making an exchange. You may obtain a Prospectus by calling 1‑800‑635‑2886 or by going to the Trust’s website at https://im.williamblair.com/investments/resources‑us#prospectuses‑and‑reports‑tab.

The Fund will consider requests by holders of Class N shares to convert such shares to Class I shares on a case‑by‑case basis, provided eligibility requirements and relevant minimums are met. Class I shares of a Fund may be exchanged for Class R6 shares of the Fund provided that your account meets the eligibility requirements for Class R6 shares and you meet the Class R6 investment minimums discussed above.

By Mail

You may request an exchange of your shares by writing a letter that specifies the Fund name, the account number and the name(s) in which the account is registered, to William Blair Funds, Attention: Exchange Department, P.O. Box 219137, Kansas City, Missouri 64121-9137.

By Telephone

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, SS&C GIDS will honor your requests to exchange shares by telephone at 1‑800‑635‑2886.

Neither the Trust nor SS&C GIDS will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Trust or SS&C GIDS reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. The Funds may earn dividends from stocks and interest from bond, money market and other investments, as well as net short-term capital gains from sales of securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

Capital Gain Distributions. The Funds may realize capital gains whenever they sell securities for a higher price than they paid for them, which then will generally be passed through to shareholders as capital gain distributions to the extent that a Fund’s net long-term capital gains exceed the sum of its net short-term capital losses for such year and any capital loss carryovers available from prior years.

As a shareholder, you are entitled to your portion of a Fund’s net income and gains on its investments. Each Fund passes its earnings along to you as dividends and distributions. Each Fund’s policy is to distribute substantially all net investment income, if any, and all realized net capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see “Shareholder Services and Account Policies—Dividend Options”). Cash payments are made by the Dividend Paying Agent shortly following the reinvestment date.

When Dividends are Paid

—
For the Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small‑Mid Cap Core Fund, Small‑Mid Cap Growth Fund, Small‑Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund, all income dividends, if any, and capital gain distributions, if any, generally will be paid annually in December and/or January.

—
For the Emerging Markets Debt Fund, the Fund’s net investment income will be declared at the close of a regular trading day on the New York Stock Exchange, which is generally 3:00 p.m., Central time, on each day that the Fund is open for business as a dividend to shareholders who were of record prior to the declaration, and will be paid to shareholders monthly. Capital gain distributions, if any, generally will be declared annually and paid annually in December and/or January.

The Funds may vary these dividend practices at any time. Income dividends and any capital gain distributions made by the Funds will vary from year to year. Dividends and distributions may be subject to withholding, as required by the Internal Revenue Service (the “IRS”) (see “Your Account—Federal Income Taxes”).

FEDERAL INCOME TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax‑advantaged account, the federal income tax implications of your investment in a Fund include the following:

Taxes on Distributions. Each Fund’s distributions from current and accumulated earnings and profits are subject to federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different tax rates depending upon the type of security and the length of time the Fund holds the security generating the income or gain that is distributed. Your distributions are generally taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for federal income tax purposes. After the close of each calendar year, the Funds will inform you of the amount and nature of distributions paid.

Under the federal income tax laws, net investment income, including interest and dividends (other than “qualified dividend income”), and net short-term capital gains are taxed as ordinary income. Distributions of qualified dividend income will generally be taxed to individuals and other non‑corporate shareholders at rates applicable to long-term capital gains, provided the Fund and the shareholder each satisfy certain holding period and other requirements. Net capital gain distributions are taxed at long-term capital gain rates regardless of how long you have held your shares. It is anticipated that a portion of the ordinary income dividends for the Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small‑Mid Cap Core Fund, Small‑Mid Cap Growth Fund, Small‑Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund may be eligible for the dividends-received deduction available to corporate shareholders and for treatment as qualified dividend income available to individual and other non‑corporate shareholders. A portion of the dividends of the Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund and Emerging Markets Small Cap Growth Fund may be eligible for treatment as qualified dividend income.

Taxes on Transactions. Redemptions of Fund shares and exchanges for shares of other William Blair Funds are generally treated as a sale of such shares subject to federal income taxation and possibly state and local taxation. If the shares are held as a capital asset, then you will recognize, subject to the discussion below, a capital gain or loss measured by the difference between your basis in your shares and the price that you receive when you sell (or exchange) such shares. The capital gain or loss upon a sale, exchange or redemption of Fund shares will generally be a short-term capital gain or loss if such shares were held for one year or less, and will be a long-term capital gain or loss if such shares were held for more than one year. As of the date of this Prospectus, long-term capital gains are generally taxable to individuals and other non‑corporate shareholders at a maximum federal income tax rate of 20%. Any loss recognized on the redemption of shares held six months or less, however, will be treated as a long-term capital loss to the extent you have received any long-term capital gain dividends on such shares. If you realize a loss on the redemption or exchange of Fund shares and acquire within 30 days before or after such redemption or exchange shares of the same Fund (including through reinvestment of dividends) or substantially identical stock or securities, the two transactions may be subject to the “wash sale” rules of the Code resulting in a postponement of the recognition of such loss for federal income tax purposes. Capital losses may be subject to limitations on their use by a shareholder.

As of the date of the Prospectus, an additional 3.8% Medicare contribution tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Effect of Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes and other taxes, which generally will reduce a Fund’s distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, the Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund, China Growth Fund and Emerging Markets Debt Fund will attempt to operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. Additionally, each such Fund may each qualify for and may each elect to have foreign tax credits “passed through” to its shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them their pro rata portion of such taxes and may claim a federal income tax credit or a deduction for such taxes, subject to certain holding period and other limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions on his or her federal income tax return.

“Buying a Dividend.” If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, a Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when a Fund has a negative return. See “Your Account—Dividends and Distributions” for payment schedules and call the Distributor if you have further questions.

Tax Withholding. The Funds may be required to withhold U.S. federal income tax currently at a rate of 24% on all distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications or who have been notified (or when the Fund is notified) by the IRS that they are subject to backup withholding.

The foregoing is only intended as a brief summary of certain federal income tax issues relating to investment in a Fund by shareholders subject to federal income tax. Shareholders should consult their tax adviser about the application of the provisions of the tax laws, including state and local tax laws, in light of their particular situation before investing in a Fund.

For a more detailed discussion of federal income taxes, see the Statement of Additional Information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

The Funds provide a variety of services to help you manage your account. If you are investing through a financial intermediary, you may not have access to all of these services. You should consult with your intermediary directly to determine what services are available to you. Class R6 shares and the Institutional International Growth Fund may not be available through your financial intermediary.

Dividend Options. You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to SS&C GIDS. Dividends and distributions are treated the same for federal income tax purposes whether reinvested in additional shares or received in cash.

1. Automatic Dividend Reinvestment Plan. The Funds automatically reinvest all income dividends and capital gain distributions in additional shares at net asset value on the reinvestment date. (For more information, see “Your Account—Dividends and Distributions.”)

2. Cash-Dividend Plan. You may choose to have all of your income dividends paid in cash and/or have your capital gain distributions paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

3. Automatic Deposit of Dividends. You may elect to have all income dividends and capital gain distributions automatically deposited in a previously established bank account.

Automatic Investment Plan. On your account application for Class N shares or Class I shares of a Fund, you may authorize SS&C GIDS to automatically withdraw an amount of money (minimum $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to SS&C GIDS.

Systematic Withdrawal Plan. You may establish this plan with Class N shares or Class I shares presently held or through a new investment, which should be at least $2,500 for Class N shares and $500,000 for Class I shares. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the minimum withdrawal is $250 per month. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

Retirement Plans and Other Plan Accounts. The Trust may accept investments from a variety of qualified retirement plans and other tax‑advantaged accounts, including employee benefit plans, Individual Retirement Accounts (“IRAs”), Roth IRAs, Simplified Employee Pension Plan IRAs (“SEP IRAs”), Savings Incentive Match Plan for Employees IRAs (“SIMPLE IRAs”), Health Savings Accounts, Archer Medical Savings Accounts, Coverdell Education Savings Accounts (formerly known as education IRAs) and Solo 401(k) Plans (collectively, “Retirement Plan and Other Plan Accounts”). Additional information concerning Retirement Plans and Other Accounts is available from the Trust.

For Class N shares, the minimum initial investment in a Retirement Plan and Other Plan Account generally is $2,500 and the minimum subsequent investment generally is $1,000. For Class I shares, there is no minimum initial investment for a Retirement Plan and Other Plan Account and there is no minimum for subsequent investments. Shareholders who open Retirement Plan and Other Plan Accounts may be charged additional fees by the custodian for the plan. With regard to Retirement Plan and Other Plan Accounts:

—	participation is voluntary;

—	you may terminate or change a plan at any time without penalty or charge from the Trust;

—	the Funds may pay additional expenses incurred in connection with such plans;

—	on your account application, you may select the account type in which to invest;

—	additional forms and further information may be obtained by writing or calling the Trust;

—	the Trust reserves the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;

—	the Trust reserves the right to waive investment minimums at the discretion of the Distributor; and

—	the Trust requires a copy of the trust agreement when shares are to be held in trust.

Written Confirmations. Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

Transfer of Shares. Fund shares may be transferred by a written request addressed to the Trust and delivered to SS&C GIDS, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees, if applicable, and documents as would be required for a redemption, together with specimen signatures of all transferees.

Suspension of Offering or Rejection of Purchase Orders. The Trust reserves the right to withdraw all or any part of the offering made by this Prospectus, and/or the Trust or the Distributor may reject purchase orders from an investor or an intermediary. From time to time, the Trust may suspend the offering of shares of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions. In addition, a Fund may be liquidated and terminated at any time without shareholder approval. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Consultation With a Professional Tax Adviser is Recommended, both because of the complexity of federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

Shareholder Rights. All shares of each Fund have equal rights with respect to dividends, assets and liquidation of a Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of Trustees, to elect all the Trustees. All shares of the William Blair Funds will be voted in the aggregate, except when a separate vote by a William Blair Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Funds will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing Trustees, changing fundamental policies or approving a material amendment to the Management Agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

Householding. In order to reduce the amount of mail you receive and to help reduce Fund expenses, the Trust generally sends a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1‑800‑635‑2886.

Additional Information on Use of Intermediaries. If you purchase, redeem, or exchange shares through an intermediary, that intermediary may impose charges for its services in addition to the fees charged by the Fund.

These charges could reduce your yield or return. In addition, when you place orders with an intermediary, you are not placing your orders directly with the Fund, and you must follow the intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the Fund on purchases, redemptions and exchanges of Fund shares. These differences may include different minimum initial (and subsequent) investment amounts, exchange policies, fund choices, cut‑off times for investment and other trading restrictions. You should consult your intermediary directly for information regarding its conditions and fees. The Funds are not responsible for the failure of your intermediary to carry out its responsibilities.

DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

A Fund’s net asset value is the value of its total assets minus its liabilities. A Fund’s net asset value per share is determined by dividing the Fund’s net asset value by the number of Fund shares outstanding.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time), on each day when the NYSE is open. A Fund does not price its shares on days when the NYSE is closed for trading.

Quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by State Street Bank and Trust Company, the Funds’ custodian. Trading in securities on exchanges and over‑the‑counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Central time, the current closing time of the NYSE. Trading on foreign exchanges may not take place on every day that the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when net asset value is not calculated. Consequently, the value of the net assets held by the Global Leaders Fund, the International Leaders Fund, the International Growth Fund, the Institutional International Growth Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets ex China Growth Fund, the Emerging Markets Small Cap Growth Fund, the China Growth Fund, and the Emerging Markets Debt Fund may be significantly affected on days when shares are not available for purchase or redemption.

How the Value of Fund Securities is Determined

U.S. Equity Securities. The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over‑the‑counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective net asset value per share.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Adviser, as the Valuation Designee (as described below), has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE in the event of market movement occurring after the close of regular trading on the foreign exchange or market where the security is primarily traded. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities. Fixed income securities are generally valued using evaluated prices provided by an independent pricing service or, if a price is not available, the security is valued at the last reported bid price or mean between the last reported bid and the last reported ask (depending on the type of security), in each case obtained by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements and certain privately placed debt securities are valued at cost, which approximates fair value.

Derivative Instruments. Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over‑the‑Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors. Securities, and other assets, for which a market quotation is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. The Board has appointed the Adviser as the Funds’ valuation designee under Rule 2a‑5 of the 1940 Act (“Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Funds’ portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see other sections of this Prospectus, including the Summary, Additional Information Regarding Investment Objectives and Strategies, and Principal Risks, as well as the Statement of Additional Information.

Collateralized Obligations. Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre‑payments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre‑payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase.

Asset-Backed Securities. Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non‑government entities.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Emerging Markets Debt Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Depositary Receipts. American Depositary Receipts (“ADRs”) are dollar-denominated securities issued by a U.S. bank or trust company that represent, and may be converted into, the underlying foreign security. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) represent a similar securities arrangement but are issued by European banks or other depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for issuance in European securities markets. Investments in depositary receipts entail risks similar to direct investments in foreign securities. These risks are detailed in the “Principal Risks” section above and in the Statement of Additional Information.

Derivatives. As described in the “Additional Information Regarding Investment Objectives and Strategies” section of this Prospectus, the Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund, China Growth Fund and Emerging Markets Debt Fund may use certain types of derivatives for hedging or risk management purposes as well as to equitize cash in situations involving large cash inflows or anticipated large redemptions. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives include options, futures, forward contracts, swaps and related products.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A forward currency contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non‑deliverable forward, by a cash payment at maturity. A Fund may use forward foreign currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. A Fund may also use forward foreign currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency. Although forward foreign currency contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward foreign currency contracts to a Fund will depend on the ability of the Adviser to accurately predict future currency exchange rates.

Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified process or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Credit Default Swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre‑defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A Fund may be a buyer or seller of a credit default swap. Where a Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. A Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will lose its premium payment and recover nothing. However, if a Fund is a buyer and a credit event occurs, a Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, a Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, a Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Emerging Markets. For all Funds other than the Emerging Markets Debt Fund, emerging markets are defined as every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Emerging market companies are companies organized under the laws of an emerging market country or having securities that are traded principally on an exchange or over‑the‑counter in an emerging market country.

The Emerging Markets Debt Fund defines emerging markets as every country in the world except countries included in the MSCI World Index. Emerging market companies are companies organized under the laws of an emerging market country or having securities that are traded principally on an exchange or over‑the‑counter in an emerging market country.

Floating and Variable Rate Securities. The Emerging Markets Debt Fund may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as secured overnight financing rate (SOFR), a bank’s prime rate, the 90‑day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on

Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Emerging Markets Debt Fund may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third-party at an amount approximately equal to the principal amount thereof plus accrued interest (“Variable Rate Demand Securities”). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with SEC rules, which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, if they have a stated maturity date of one year or less, or if they have demand features prior to maturity.

Initial Public Offerings (“IPOs”). A Fund may participate in IPOs. IPOs are subject to high volatility and are of limited availability. A Fund’s ability to obtain allocations of IPOs is subject to allocation by members of the underwriting syndicate to various clients and allocation by the Adviser among its clients. When a Fund is small in size, the Fund’s participation in IPOs may have a magnified impact on the Fund’s performance.

Investment Grade Securities. A security is considered to be investment grade if it is rated in one of the highest four categories by at least one nationally recognized statistical rating organization.

Hybrid Bonds. The Emerging Markets Debt Fund may invest in hybrid bonds. Hybrid bonds are securities that have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pre‑tax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

Private Placements. A Fund may purchase securities in private placement transactions. Investments in private placements may be difficult to sell at the time and at the price desired by a Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of a Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over‑the‑counter. Exposure to real estate markets, through securities of REITs or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for federal income tax purposes. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. Repurchase agreements are instruments under which a Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during a Fund’s holding period. The Funds currently intend to enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities and that are cleared through the Fixed Income Clearing Corporation (“FICC”). In all cases, the Adviser must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, a Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. The maturity of a security subject to repurchase may exceed one year. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of each Fund.

Rule 144A Securities. Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of a Fund’s investments in the event that an adequate trading market does not exist for these securities.

Sovereign Debt. The Emerging Markets Debt Fund may invest in sovereign debt issued by a foreign national government. Sovereign debt is typically denominated in a currency other than the issuing government’s domestic currency.

U.S. Government Securities. These are fixed income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the U.S. Government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities, which can fluctuate.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, a Fund may purchase newly issued securities appropriate for the Fund on a “when-issued” basis and may purchase or sell securities appropriate for the Fund on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow a Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by a Fund and, for delayed delivery purchases, no interest accrues to a Fund. Because a Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser’s ability to manage the Fund’s assets may be affected by such commitments. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand each Fund’s financial performance for the fiscal periods presented. Certain information reflects financial results for a single Fund share. The total return figures show what an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Funds’ financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Financial Statements and Other Information for the year ended December 31, 2025, which is available upon request (see back cover). Net investment income (loss) per share is based on the average shares outstanding during the year.

In connection with the Reorganization, the Small Cap Value Fund has adopted the operating history of the Predecessor Fund for financial reporting purposes. Therefore, the financial highlights shown below for the Fund’s fiscal periods prior to July 16, 2021 are those of the Predecessor Fund. The information shown below with respect to the Fund for periods prior to that date has been derived from the Predecessor Fund’s financial statements, which were audited by the Predecessor Fund’s independent registered public accounting firm. The information shown for periods ended following that date has been derived from the Fund’s financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Financial Statements and Other Information for the year ended December 31, 2024, which is available upon request. Because the Predecessor Fund did not offer share classes other than Institutional Class shares, financial highlights for Class R6 or Class N shares of the Fund are provided for the fiscal period beginning July 17, 2021 (Commencement Date of Operations).

Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$8.79	$9.70	$7.95	$11.81	$11.15
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.07)	(0.04)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	0.92	2.20	3.03	(3.44)	2.49

Total from investment operations	0.86	2.13	2.99	(3.49)	2.41
Less distributions from:
Net realized gain	2.95	3.04	1.24	0.37	1.75

Total distributions	2.95	3.04	1.24	0.37	1.75

Net asset value, end of period	$6.70	$8.79	$9.70	$7.95	$11.81

Total return (%)	10.19	21.81	37.76	(29.65)	22.09
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.25	1.23	1.26	1.24	1.21
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20
Net investment income (loss), before waivers and reimbursements	(0.78)	(0.69)	(0.49)	(0.60)	(0.67)
Net investment income (loss), net of waivers and reimbursements	(0.73)	(0.66)	(0.43)	(0.56)	(0.66)
Class N net assets at the end of the year (in thousands)	$28,449	$31,317	$30,789	$23,829	$36,807
Portfolio turnover rate (%)	62	49	37	41	30

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.58	$12.77	$10.15	$14.91	$13.64
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.05)	(0.02)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.35	2.90	3.88	(4.35)	3.07

Total from investment operations	1.29	2.85	3.86	(4.39)	3.02
Less distributions from:
Net realized gain	2.95	3.04	1.24	0.37	1.75

Total distributions	2.95	3.04	1.24	0.37	1.75

Net asset value, end of period	$10.92	$12.58	$12.77	$10.15	$14.91

Total return (%)	10.57	22.21	38.15	(29.52)	22.54
Ratios to average daily net assets (%):
Expenses	0.91	0.89	0.91	0.92	0.89
Net investment income (loss)	(0.45)	(0.35)	(0.14)	(0.29)	(0.35)
Class I net assets at the end of the year (in thousands)	$162,350	$173,863	$164,166	$136,051	$293,900
Portfolio turnover rate (%)	62	49	37	41	30

Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.66	$12.84	$10.19	$14.95	$13.67
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.05)	(0.01)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	1.36	2.91	3.90	(4.37)	3.07

Total from investment operations	1.31	2.86	3.89	(4.39)	3.03
Less distributions from:
Net realized gain	2.95	3.04	1.24	0.37	1.75

Total distributions	2.95	3.04	1.24	0.37	1.75

Net asset value, end of period	$11.02	$12.66	$12.84	$10.19	$14.95

Total return (%)	10.66	22.26	38.19	(29.44)	22.55
Ratios to average daily net assets (%):
Expenses	0.87	0.85	0.87	0.87	0.84
Net investment income (loss)	(0.41)	(0.32)	(0.10)	(0.18)	(0.29)
Class R6 net assets at the end of the year (in thousands)	$37,566	$44,736	$44,437	$29,128	$14,993
Portfolio turnover rate (%)	62	49	37	41	30

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$27.15	$22.95	$16.38	$24.49	$20.03
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.10)	(0.02)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	3.16	6.03	6.59	(7.96)	5.65

Total from investment operations	3.04	5.93	6.57	(7.99)	5.58
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.58	1.73	—	0.12	1.12

Total distributions	2.58	1.73	—	0.12	1.12

Net asset value, end of period	$27.61	$27.15	$22.95	$16.38	$24.49

Total return (%)	11.36	25.79	40.11	(32.61)	28.03
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.02	1.03	1.04	1.03	1.05
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90
Net investment income (loss), before waivers and reimbursements	(0.56)	(0.50)	(0.24)	(0.28)	(0.46)
Net investment income (loss), net of waivers and reimbursements	(0.44)	(0.37)	(0.10)	(0.15)	(0.31)
Class N net assets at the end of the year (in thousands)	$132,535	$176,066	$158,351	$132,225	$203,014
Portfolio turnover rate (%)	41	50	43	29	26

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$29.33	$24.64	$17.54	$26.18	$21.29
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.03)	0.03	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	3.44	6.47	7.07	(8.53)	6.03

Total from investment operations	3.38	6.44	7.10	(8.50)	6.01
Less distributions from:
Net investment income	—	0.02	—	0.02	—
Net realized gain	2.58	1.73	—	0.12	1.12

Total distributions	2.58	1.75	—	0.14	1.12

Net asset value, end of period	$30.13	$29.33	$24.64	$17.54	$26.18

Total return (%)	11.68	26.08	40.48	(32.46)	28.39
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.75	0.75	0.78	0.79	0.75
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65
Net investment income (loss), before waivers and reimbursements	(0.29)	(0.22)	0.02	(0.01)	(0.17)
Net investment income (loss), net of waivers and reimbursements	(0.19)	(0.12)	0.15	0.13	(0.07)
Class I net assets at the end of the year (in thousands)	$1,905,753	$2,020,494	$1,106,857	$702,441	$669,060
Portfolio turnover rate (%)	41	50	43	29	26

Large Cap Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$29.33	$24.64	$17.53	$26.16	$21.27
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.02)	0.04	0.04	(0.00	)^
Net realized and unrealized gain (loss) on investments	3.43	6.47	7.07	(8.52)	6.01

Total from investment operations	3.39	6.45	7.11	(8.48)	6.01
Less distributions from:
Net investment income	—	0.03	—	0.03	0.00	^
Net realized gain	2.58	1.73	—	0.12	1.12

Total distributions	2.58	1.76	—	0.15	1.12

Net asset value, end of period	$30.14	$29.33	$24.64	$17.53	$26.16

Total return (%)	11.71	26.14	40.56	(32.41)	28.42
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.64	0.65	0.65	0.66	0.67
Expenses, net of waivers and reimbursements	0.60	0.60	0.60	0.60	0.60
Net investment income (loss), before waivers and reimbursements	(0.18)	(0.12)	0.14	0.13	(0.08)
Net investment income (loss), net of waivers and reimbursements	(0.14)	(0.07)	0.19	0.19	(0.01)
Class R6 net assets at the end of the year (in thousands)	$591,441	$606,663	$368,894	$238,354	$233,946
Portfolio turnover rate (%)	41	50	43	29	26

^	Amount is less than $0.05 per share.

Mid Cap Value Fund

	Class I
	Years Ended December 31,			Period Ended December 31,
	2025	2024	2023	2022(a)
Net asset value, beginning of year	$11.21	$10.25	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.71	0.96	1.07	(0.83)

Total from investment operations	0.82	1.10	1.21	(0.71)
Less distributions from:
Net investment income	0.14	0.14	0.15	0.10
Net realized gain	0.03	—	—	—

Total distributions	0.17	0.14	0.15	0.10

Net asset value, end of period	$11.86	$11.21	$10.25	$9.19

Total return (%)*	7.33	10.71	13.21	(7.13)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	9.25	8.77	9.08	8.52
Expenses, net of waivers and reimbursements	0.75	0.75	0.75	0.75
Net investment income (loss), before waivers and reimbursements	(7.50)	(6.75)	(6.85)	(6.14)
Net investment income (loss), net of waivers and reimbursements	1.00	1.27	1.48	1.63
Class I net assets at the end of the year (in thousands)	$70	$95	$85	$76
Portfolio turnover rate (%)*	28	39	32	21

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

	Class R6
	Years Ended December 31,			Period Ended December 31,
	2025	2024	2023	2022(a)
Net asset value, beginning of year	$11.21	$10.25	$9.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.14	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.71	0.96	1.08	(0.82)

Total from investment operations	0.83	1.10	1.22	(0.71)
Less distributions from:
Net investment income	0.15	0.14	0.16	0.10
Net realized gain	0.03	—	—	—

Total distributions	0.18	0.14	0.16	0.10

Net asset value, end of period	$11.86	$11.21	$10.25	$9.19

Total return (%)*	7.39	10.77	13.14	(7.01)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	9.22	8.72	9.02	8.52
Expenses, net of waivers and reimbursements	0.70	0.70	0.70	0.70
Net investment income (loss), before waivers and reimbursements	(7.43)	(6.69)	(6.82)	(6.35)
Net investment income (loss), net of waivers and reimbursements	1.09	1.33	1.50	1.47
Class R6 net assets at the end of the year (in thousands)	$1,283	$1,662	$1,373	$1,431
Portfolio turnover rate (%)*	28	39	32	21

(a)	For the period from March 16, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Small-Mid Cap Core Fund

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$16.91	$15.29	$13.52	$16.31	$12.88
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.20	1.83	1.75	(2.78)	3.46

Total from investment operations	0.22	1.85	1.79	(2.79)	3.43
Less distributions from:
Net investment income	—	0.02	0.02	—	—
Net realized gain	0.50	0.21	—	—	—

Total distributions	0.50	0.23	0.02	—	—

Net asset value, end of period	$16.63	$16.91	$15.29	$13.52	$16.31

Total return (%)	1.27	12.04	13.26	(17.11)	26.63
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.19	1.15	1.16	1.21	1.25
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.95	0.95
Net investment income (loss), before waivers and reimbursements	(0.11)	(0.06)	0.09	(0.32)	(0.47)
Net investment income (loss), net of waivers and reimbursements	0.13	0.14	0.30	(0.06)	(0.17)
Class I net assets at the end of the year (in thousands)	$18,138	$50,188	$101,972	$87,540	$61,433
Portfolio turnover rate (%)	81	59	41	50	45

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$16.92	$15.30	$13.53	$16.32	$12.88
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.05	0.00 ^	(0.02)
Net realized and unrealized gain (loss) on investments	0.20	1.83	1.75	(2.79)	3.46

Total from investment operations	0.23	1.86	1.80	(2.79)	3.44
Less distributions from:
Net investment income	—	0.03	0.03	—	—
Net realized gain	0.50	0.21	—	—	—

Total distributions	0.50	0.24	0.03	—	—

Net asset value, end of period	$16.65	$16.92	$15.30	$13.53	$16.32

Total return (%)	1.33	12.16	13.30	(17.10)	26.71
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.04	1.01	1.01	1.05	1.16
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90
Net investment income (loss), before waivers and reimbursements	0.03	0.07	0.24	(0.14)	(0.37)
Net investment income (loss), net of waivers and reimbursements	0.17	0.18	0.35	0.01	(0.11)
Class R6 net assets at the end of the year (in thousands)	$104,991	$74,463	$94,208	$56,681	$31,347
Portfolio turnover rate (%)	81	59	41	50	45

^	Amount is less than $0.005 per share.

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$25.31	$25.92	$23.96	$32.27	$32.96
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.19)	(0.16)	(0.23)	(0.36)
Net realized and unrealized gain (loss) on investments	0.26	3.07	4.35	(7.22)	2.90

Total from investment operations	0.09	2.88	4.19	(7.45)	2.54
Less distributions from:
Net realized gain	0.77	3.49	2.23	0.86	3.23

Total distributions	0.77	3.49	2.23	0.86	3.23

Net asset value, end of period	$24.63	$25.31	$25.92	$23.96	$32.27

Total return (%)	0.37	11.21	17.64	(23.11)	8.27
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.37	1.36	1.39	1.43	1.43
Expenses, net of waivers and reimbursements	1.24	1.24	1.28	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.85)	(0.80)	(0.72)	(0.96)	(1.10)
Net investment income (loss), net of waivers and reimbursements	(0.72)	(0.68)	(0.61)	(0.88)	(1.02)
Class N net assets at the end of the year (in thousands)	$62,475	$89,046	$107,791	$110,241	$232,166
Portfolio turnover rate (%)	57	63	49	49	38

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$28.03	$28.29	$25.91	$34.72	$35.13
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.13)	(0.10)	(0.18)	(0.29)
Net realized and unrealized gain (loss) on investments	0.30	3.36	4.71	(7.77)	3.11

Total from investment operations	0.17	3.23	4.61	(7.95)	2.82
Less distributions from:
Net realized gain	0.77	3.49	2.23	0.86	3.23

Total distributions	0.77	3.49	2.23	0.86	3.23

Net asset value, end of period	$27.43	$28.03	$28.29	$25.91	$34.72

Total return (%)	0.62	11.51	17.93	(22.92)	8.56
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.12	1.11	1.14	1.17	1.16
Expenses, net of waivers and reimbursements	0.99	0.99	1.03	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.60)	(0.55)	(0.47)	(0.70)	(0.83)
Net investment income (loss), net of waivers and reimbursements	(0.47)	(0.43)	(0.36)	(0.63)	(0.77)
Class I net assets at the end of the year (in thousands)	$788,511	$1,239,788	$1,437,622	$1,509,931	$2,487,862
Portfolio turnover rate (%)	57	63	49	49	38

Small-Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$28.15	$28.39	$25.99	$34.79	$35.18
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.11)	(0.09)	(0.15)	(0.26)
Net realized and unrealized gain (loss) on investments	0.30	3.36	4.72	(7.79)	3.10

Total from investment operations	0.19	3.25	4.63	(7.94)	2.84
Less distributions from:
Net realized gain	0.77	3.49	2.23	0.86	3.23

Total distributions	0.77	3.49	2.23	0.86	3.23

Net asset value, end of period	$27.57	$28.15	$28.39	$25.99	$34.79

Total return (%)	0.69	11.54	17.95	(22.84)	8.60
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.99	0.98	1.01	1.05	1.03
Expenses, net of waivers and reimbursements	0.94	0.94	0.97	1.05	1.03
Net investment income (loss), before waivers and reimbursements	(0.47)	(0.41)	(0.36)	(0.55)	(0.69)
Net investment income (loss), net of waivers and reimbursements	(0.42)	(0.37)	(0.32)	(0.55)	(0.69)
Class R6 net assets at the end of the year (in thousands)	$401,965	$558,398	$449,782	$392,153	$328,034
Portfolio turnover rate (%)	57	63	49	49	38

Small‑Mid Cap Value Fund

	Class I
	Years Ended December 31,		Period Ended December 31,
	2025	2024	2023(a)
Net asset value, beginning of year	$10.97	$10.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.16	0.05
Net realized and unrealized gain (loss) on investments	0.24	0.41	0.60

Total from investment operations	0.35	0.57	0.65
Less distributions from:
Net investment income	0.10	0.10	0.05
Net realized gain	0.07	0.10	—

Total distributions	0.17	0.20	0.05

Net asset value, end of period	$11.15	$10.97	$10.60

Total return (%)*	3.16	5.39	6.45
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	5.04	5.98	10.69
Expenses, net of waivers and reimbursements	0.85	0.85	0.85
Net investment income (loss), before waivers and reimbursements	(3.18)	(3.67)	(8.48)
Net investment income (loss), net of waivers and reimbursements	1.01	1.46	1.36
Class I net assets at the end of the year (in thousands)	$124	$121	$84
Portfolio turnover rate (%)*	40	44	33

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

	Class R6
	Years Ended December 31,		Period Ended December 31,
	2025	2024	2023(a)
Net asset value, beginning of year	$10.96	$10.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.05
Net realized and unrealized gain (loss) on investments	0.25	0.43	0.60

Total from investment operations	0.36	0.57	0.65
Less distributions from:
Net investment income	0.11	0.11	0.05
Net realized gain	0.07	0.10	—

Total distributions	0.18	0.21	0.05

Net asset value, end of period	$11.14	$10.96	$10.60

Total return (%)*	3.21	5.37	6.50
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	4.99	5.95	10.66
Expenses, net of waivers and reimbursements	0.80	0.80	0.80
Net investment income (loss), before waivers and reimbursements	(3.13)	(3.90)	(8.49)
Net investment income (loss), net of waivers and reimbursements	1.06	1.25	1.37
Class R6 net assets at the end of the year (in thousands)	$3,333	$3,229	$1,497
Portfolio turnover rate (%)*	40	44	33

(a)	For the period from August 17, 2023 (Commencement of Operations) to December 31, 2023.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$28.97	$27.36	$24.01	$31.90	$34.49
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.21)	(0.18)	(0.27)	(0.45)
Net realized and unrealized gain (loss) on investments	0.95	5.38	4.03	(6.61)	4.56

Total from investment operations	0.78	5.17	3.85	(6.88)	4.11
Less distributions from:
Net realized gain	2.54	3.56	0.50	1.01	6.70

Total distributions	2.54	3.56	0.50	1.01	6.70

Net asset value, end of period	$27.21	$28.97	$27.36	$24.01	$31.90

Total return (%)	2.74	19.07	16.06	(21.59)	12.91
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.39	1.39	1.46	1.55	1.56
Expenses, net of waivers and reimbursements	1.24	1.24	1.33	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.78)	(0.85)	(0.83)	(1.08)	(1.24)
Net investment income (loss), net of waivers and reimbursements	(0.63)	(0.70)	(0.70)	(1.03)	(1.18)
Class N net assets at the end of the year (in thousands)	$110,716	$137,552	$122,370	$114,324	$179,739
Portfolio turnover rate (%)	94	75	55	45	49

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$35.35	$32.64	$28.49	$37.52	$39.36
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.16)	(0.13)	(0.24)	(0.41)
Net realized and unrealized gain (loss) on investments	1.18	6.43	4.78	(7.78)	5.27

Total from investment operations	1.05	6.27	4.65	(8.02)	4.86
Less distributions from:
Net realized gain	2.54	3.56	0.50	1.01	6.70

Total distributions	2.54	3.56	0.50	1.01	6.70

Net asset value, end of period	$33.86	$35.35	$32.64	$28.49	$37.52

Total return (%)	3.01	19.36	16.35	(21.39)	13.22
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.12	1.12	1.18	1.28	1.25
Expenses, net of waivers and reimbursements	0.99	0.99	1.07	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.50)	(0.58)	(0.54)	(0.81)	(0.93)
Net investment income (loss), net of waivers and reimbursements	(0.37)	(0.45)	(0.43)	(0.78)	(0.93)
Class I net assets at the end of the year (in thousands)	$546,225	$514,625	$445,483	$303,016	$402,629
Portfolio turnover rate (%)	94	75	55	45	49

Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$35.51	$32.76	$28.57	$37.60	$39.40
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.14)	(0.12)	(0.21)	(0.37)
Net realized and unrealized gain (loss) on investments	1.18	6.45	4.81	(7.81)	5.27

Total from investment operations	1.07	6.31	4.69	(8.02)	4.90
Less distributions from:
Net realized gain	2.54	3.56	0.50	1.01	6.70

Total distributions	2.54	3.56	0.50	1.01	6.70

Net asset value, end of period	$34.04	$35.51	$32.76	$28.57	$37.60

Total return (%)	3.05	19.41	16.44	(21.35)	13.31
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.01	1.00	1.06	1.18	1.16
Expenses, net of waivers and reimbursements	0.94	0.94	1.02	1.18	1.16
Net investment income (loss), before waivers and reimbursements	(0.39)	(0.46)	(0.42)	(0.70)	(0.84)
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.40)	(0.38)	(0.70)	(0.84)
Class R6 net assets at the end of the year (in thousands)	$330,159	$265,194	$180,058	$112,497	$127,710
Portfolio turnover rate (%)	94	75	55	45	49

Small Cap Value Fund

	Class N
	Years Ended December 31,				Period Ended December 31,		Period Ended October 31,
	2025	2024	2023	2022	2021(a)		2021(b)
Net Asset Value, beginning of year	$29.67	$29.78	$27.76	$33.63	$33.49		$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.22	0.21	0.15	0.00	^	0.05
Net realized and unrealized gain (loss) on investments	0.59	0.73	2.72	(3.98)	1.37		1.29

Total from investment operations	0.78	0.95	2.93	(3.83)	1.37		1.34
Less distributions from:
Net investment income	0.16	0.18	0.18	0.12	—		—
Net realized gain	0.44	0.88	0.73	1.92	1.23		—

Total distributions	0.60	1.06	0.91	2.04	1.23		—

Net asset value, end of period	$29.85	$29.67	$29.78	$27.76	$33.63		$33.49

Total return (%)*	2.61	3.21	10.59	(11.36)	4.24		4.17
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.16	1.15	1.11	1.15	1.26		1.17
Expenses, net of waivers and reimbursements	1.15	1.15	1.11	1.15	1.15		1.15
Net investment income (loss), before waivers and reimbursements	0.67	0.74	0.76	0.48	(0.05)		0.51
Net investment income (loss), net of waivers and reimbursements	0.68	0.74	0.76	0.48	0.06		0.53
Class N net assets at the end of the year (in thousands)	$1,978	$2,258	$2,591	$2,648	$3,313		$9,805
Portfolio turnover rate (%)*	37	35	27	25	7		35

(a)	For the period from November 1, 2021 to December 31, 2021.
(b)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
^	Amount is less than $0.005 per share.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

	Class I
	Years Ended December 31,				Period Ended December 31,	Year Ended October 31,
	2025	2024	2023	2022	2021(a)	2021
Net Asset Value, beginning of year	$29.61	$29.74	$27.72	$33.58	$33.52	$23.79
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.30	0.28	0.22	0.03	0.18
Net realized and unrealized gain (loss) on investments	0.60	0.72	2.72	(3.96)	1.35	12.91

Total from investment operations	0.87	1.02	3.00	(3.74)	1.38	13.09
Less distributions from:
Net investment income	0.24	0.27	0.25	0.20	0.09	0.11
Net realized gain	0.44	0.88	0.73	1.92	1.23	3.25

Total distributions	0.68	1.15	0.98	2.12	1.32	3.36

Net asset value, end of period	$29.80	$29.61	$29.74	$27.72	$33.58	$33.52

Total return (%)*	2.91	3.44	10.86	(11.12)	4.31	55.32
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	0.93	0.92	0.92	0.94	0.82	0.86
Expenses, net of waivers and reimbursements	0.89	0.89	0.89	0.89	0.82	0.86
Net investment income (loss), before waivers and reimbursements	0.89	0.97	0.95	0.67	0.55	0.52
Net investment income (loss), net of waivers and reimbursements	0.93	1.00	0.98	0.72	0.55	0.52
Class I net assets at the end of the year (in thousands)	$547,178	$742,417	$813,809	$758,104	$1,059,157	$1,143,150
Portfolio turnover rate (%)*	37	35	27	25	7	35

(a)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Small Cap Value Fund

	Class R6
	Years Ended December 31,				Period Ended December 31,	Period Ended October 31,
	2025	2024	2023	2022	2021(a)	2021(b)
Net Asset Value, beginning of year	$29.60	$29.73	$27.71	$33.58	$33.53	$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.34	0.30	0.26	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.61	0.71	2.73	(3.98)	1.35	1.32

Total from investment operations	0.90	1.05	3.03	(3.72)	1.38	1.38
Less distributions from:
Net investment income	0.27	0.30	0.28	0.23	0.10	—
Net realized gain	0.44	0.88	0.73	1.92	1.23	—

Total distributions	0.71	1.18	1.01	2.15	1.33	—

Net asset value, end of period	$29.79	$29.60	$29.73	$27.71	$33.58	$33.53

Total return (%)*	3.01	3.56	10.96	(11.06)	4.33	4.26
Ratios to average daily net assets (%):**
Expenses	0.80	0.79	0.79	0.81	0.78	0.78
Net investment income (loss)	1.02	1.12	1.08	0.85	0.59	0.64
Class R6 net assets at the end of the year (in thousands)	$370,300	$607,061	$491,646	$453,456	$1,006,928	$867,272
Portfolio turnover rate (%)*	37	35	27	25	7	35

(a)	For the period from November 1, 2021 to December 31, 2021.
(b)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Global Leaders Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.58	$15.21	$13.24	$19.17	$17.41
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.02)	(0.04)	(0.11)
Net realized and unrealized gain (loss) on investments	1.47	1.19	3.01	(5.61)	2.96

Total from investment operations	1.46	1.17	2.99	(5.65)	2.85
Less distributions from:
Net investment income	0.11	—	—	—	—
Net realized gain	5.53	5.80	1.02	0.28	1.09

Total distributions	5.64	5.80	1.02	0.28	1.09

Net asset value, end of period	$6.40	$10.58	$15.21	$13.24	$19.17

Total return (%)	14.82	7.47	22.67	(29.49)	16.55
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.98	1.53	1.42	1.45	1.38
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15	1.15
Net investment income (loss), before waivers and reimbursements	(0.91)	(0.51)	(0.43)	(0.60)	(0.79)
Net investment income (loss), net of waivers and reimbursements	(0.08)	(0.13)	(0.16)	(0.30)	(0.56)
Class N net assets at the end of the year (in thousands)	$1,892	$3,527	$8,253	$8,317	$13,709
Portfolio turnover rate (%)	81	57	36	15	18

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.77	$15.38	$13.35	$19.28	$17.47
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.01	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	1.50	1.21	3.05	(5.63)	2.96

Total from investment operations	1.52	1.23	3.06	(5.64)	2.90
Less distributions from:
Net investment income	0.14	0.04	0.01	0.01	—
Net realized gain	5.53	5.80	1.02	0.28	1.09

Total distributions	5.67	5.84	1.03	0.29	1.09

Net asset value, end of period	$6.62	$10.77	$15.38	$13.35	$19.28

Total return (%)	15.20	7.71	22.99	(29.28)	16.78
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.72	1.22	1.14	1.12	1.07
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.19)	(0.17)	(0.27)	(0.49)
Net investment income (loss), net of waivers and reimbursements	0.17	0.13	0.07	(0.05)	(0.32)
Class I net assets at the end of the year (in thousands)	$13,894	$44,889	$76,915	$69,987	$124,488
Portfolio turnover rate (%)	81	57	36	15	18

Global Leaders Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.77	$15.39	$13.35	$19.30	$17.47
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.02	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	1.50	1.20	3.05	(5.64)	2.97

Total from investment operations	1.53	1.23	3.07	(5.65)	2.92
Less distributions from:
Net investment income	0.15	0.05	0.01	0.02	—
Net realized gain	5.53	5.80	1.02	0.28	1.09

Total distributions	5.68	5.85	1.03	0.30	1.09

Net asset value, end of period	$6.62	$10.77	$15.39	$13.35	$19.30

Total return (%)	15.23	7.78	23.13	(29.30)	16.90
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.63	1.13	1.05	1.05	0.99
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.85
Net investment income (loss), before waivers and reimbursements	(0.54)	(0.12)	(0.08)	(0.30)	(0.40)
Net investment income (loss), net of waivers and reimbursements	0.24	0.16	0.12	(0.10)	(0.26)
Class R6 net assets at the end of the year (in thousands)	$2,275	$5,761	$15,287	$13,255	$5,585
Portfolio turnover rate (%)	81	57	36	15	18

International Leaders Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.25	$19.45	$17.28	$24.28	$22.69
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.06	0.05	0.04	(0.12)
Net realized and unrealized gain (loss) on investments	4.26	(0.21)	2.16	(7.01)	2.35

Total from investment operations	4.36	(0.15)	2.21	(6.97)	2.23
Less distributions from:
Net investment income	0.23	0.05	0.04	—	0.00 ^
Net realized gain	1.47	—	—	0.03	0.64

Total distributions	1.70	0.05	0.04	0.03	0.64

Net asset value, end of period	$21.91	$19.25	$19.45	$17.28	$24.28

Total return (%)	22.88	(0.76)	12.77	(28.70)	9.93
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.27	1.26	1.26	1.26	1.30
Expenses, net of waivers and reimbursements	1.15	1.15	1.15	1.15	1.15
Net investment income (loss), before waivers and reimbursements	0.34	0.19	0.17	0.09	(0.65)
Net investment income (loss), net of waivers and reimbursements	0.46	0.30	0.28	0.20	(0.50)
Class N net assets at the end of the year (in thousands)	$24,666	$26,853	$34,162	$35,966	$47,234
Portfolio turnover rate (%)	91	66	50	55	18

^	Amount is less than $0.005 per share.

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.39	$19.60	$17.41	$24.41	$22.80
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.10	0.10	0.08	(0.06)
Net realized and unrealized gain (loss) on investments	4.31	(0.20)	2.18	(7.05)	2.36

Total from investment operations	4.45	(0.10)	2.28	(6.97)	2.30
Less distributions from:
Net investment income	0.30	0.11	0.09	—	0.05
Net realized gain	1.47	—	—	0.03	0.64

Total distributions	1.77	0.11	0.09	0.03	0.69

Net asset value, end of period	$22.07	$19.39	$19.60	$17.41	$24.41

Total return (%)	23.17	(0.50)	13.09	(28.55)	10.17
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.03	1.03	1.04	1.04	0.99
Expenses, net of waivers and reimbursements	0.90	0.90	0.90	0.90	0.90
Net investment income (loss), before waivers and reimbursements	0.52	0.38	0.39	0.28	(0.33)
Net investment income (loss), net of waivers and reimbursements	0.65	0.51	0.53	0.42	(0.24)
Class I net assets at the end of the year (in thousands)	$645,147	$553,671	$413,373	$369,171	$591,500
Portfolio turnover rate (%)	91	66	50	55	18

International Leaders Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.40	$19.62	$17.42	$24.41	$22.80
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.12	0.11	0.09	(0.04)
Net realized and unrealized gain (loss) on investments	4.30	(0.22)	2.19	(7.05)	2.35

Total from investment operations	4.47	(0.10)	2.30	(6.96)	2.31
Less distributions from:
Net investment income	0.31	0.12	0.10	—	0.06
Net realized gain	1.47	—	—	0.03	0.64

Total distributions	1.78	0.12	0.10	0.03	0.70

Net asset value, end of period	$22.09	$19.40	$19.62	$17.42	$24.41

Total return (%)	23.27	(0.51)	13.20	(28.51)	10.22
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.91	0.91	0.91	0.92	0.91
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.85
Net investment income (loss), before waivers and reimbursements	0.73	0.52	0.52	0.44	(0.24)
Net investment income (loss), net of waivers and reimbursements	0.79	0.58	0.58	0.51	(0.18)
Class R6 net assets at the end of the year (in thousands)	$425,508	$580,142	$636,401	$599,084	$667,996
Portfolio turnover rate (%)	91	66	50	55	18

International Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$26.35	$27.73	$24.92	$37.57	$38.75
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.09	0.14	0.11	(0.28)
Net realized and unrealized gain (loss) on investments	4.42	0.49	3.61	(10.78)	3.51

Total from investment operations	4.57	0.58	3.75	(10.67)	3.23
Less distributions from:
Net investment income	0.34	0.36	0.19	0.02	—
Net realized gain	4.59	1.60	0.75	1.96	4.41

Total distributions	4.93	1.96	0.94	1.98	4.41

Net asset value, end of period	$25.99	$26.35	$27.73	$24.92	$37.57

Total return (%)	17.74	2.11	15.12	(28.51)	8.68
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.34	1.40	1.39	1.40	1.46
Expenses, net of waivers and reimbursements	1.18	1.24	1.24	1.31	1.45
Net investment income (loss), before waivers and reimbursements	0.35	0.17	0.36	0.30	(0.68)
Net investment income (loss), net of waivers and reimbursements	0.51	0.33	0.51	0.39	(0.67)
Class N net assets at the end of the year (in thousands)	$229,980	$255,168	$292,273	$301,485	$293,481
Portfolio turnover rate (%)	77	48	42	50	19

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$27.31	$28.67	$25.74	$38.68	$39.65
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.17	0.21	0.24	(0.15)
Net realized and unrealized gain (loss) on investments	4.58	0.51	3.73	(11.16)	3.59

Total from investment operations	4.81	0.68	3.94	(10.92)	3.44
Less distributions from:
Net investment income	0.41	0.44	0.26	0.06	—
Net realized gain	4.59	1.60	0.75	1.96	4.41

Total distributions	5.00	2.04	1.01	2.02	4.41

Net asset value, end of period	$27.12	$27.31	$28.67	$25.74	$38.68

Total return (%)	18.01	2.38	15.38	(28.33)	9.01
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.06	1.10	1.10	1.12	1.14
Expenses, net of waivers and reimbursements	0.93	0.99	0.99	1.06	1.14
Net investment income (loss), before waivers and reimbursements	0.64	0.46	0.65	0.76	(0.36)
Net investment income (loss), net of waivers and reimbursements	0.77	0.57	0.76	0.82	(0.36)
Class I net assets at the end of the year (in thousands)	$802,959	$984,762	$992,759	$981,813	$1,702,775
Portfolio turnover rate (%)	77	48	42	50	19

International Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$27.34	$28.70	$25.76	$38.72	$39.66
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.19	0.23	0.21	(0.11)
Net realized and unrealized gain (loss) on investments	4.59	0.51	3.73	(11.13)	3.58

Total from investment operations	4.83	0.70	3.96	(10.92)	3.47
Less distributions from:
Net investment income	0.43	0.46	0.27	0.08	—
Net realized gain	4.59	1.60	0.75	1.96	4.41

Total distributions	5.02	2.06	1.02	2.04	4.41

Net asset value, end of period	$27.15	$27.34	$28.70	$25.76	$38.72

Total return (%)	18.07	2.43	15.47	(28.30)	9.09
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.95	1.00	1.00	1.03	1.06
Expenses, net of waivers and reimbursements	0.88	0.94	0.94	1.01	1.06
Net investment income (loss), before waivers and reimbursements	0.74	0.56	0.76	0.69	(0.25)
Net investment income (loss), net of waivers and reimbursements	0.81	0.62	0.82	0.71	(0.25)
Class R6 net assets at the end of the year (in thousands)	$88,286	$123,202	$146,072	$151,338	$126,641
Portfolio turnover rate (%)	77	48	42	50	19

Institutional International Growth Fund

	Institutional
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$13.72	$14.40	$12.82	$19.03	$20.37
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.09	0.09	0.11	(0.05)
Net realized and unrealized gain (loss) on investments	2.31	0.26	1.85	(5.47)	1.86

Total from investment operations	2.44	0.35	1.94	(5.36)	1.81
Less distributions from:
Net investment income	0.21	0.20	0.13	0.06	—
Net realized gain	1.59	0.83	0.23	0.79	3.15

Total distributions	1.80	1.03	0.36	0.85	3.15

Net asset value, end of period	$14.36	$13.72	$14.40	$12.82	$19.03

Total return (%)	18.05	2.41	15.20	(28.28)	9.39
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.94	1.00	1.00	1.01	1.01
Expenses, net of waivers and reimbursements	0.88	0.94	0.94	0.98	1.01
Net investment income (loss), before waivers and reimbursements	0.81	0.56	0.61	0.71	(0.22)
Net investment income (loss), net of waivers and reimbursements	0.87	0.62	0.67	0.74	(0.22)
Net assets at the end of the year (in thousands)	$834,540	$897,044	$929,474	$908,732	$1,281,843
Portfolio turnover rate (%)	79	50	44	55	19

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.09	$12.21	$10.74	$16.56	$17.45
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.04	0.00 ^	(0.12)
Net realized and unrealized gain (loss) on investments	1.77	(0.01)	1.51	(5.82)	1.91

Total from investment operations	1.81	0.07	1.55	(5.82)	1.79
Less distributions from:
Net investment income	0.05	0.19	0.08	—	—
Net realized gain	—	—	—	—	2.68

Total distributions	0.05	0.19	0.08	—	2.68

Net asset value, end of period	$13.85	$12.09	$12.21	$10.74	$16.56

Total return (%)	14.98	0.55	14.42	(35.14)	10.87
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.61	1.55	1.53	1.49	1.46
Expenses, net of waivers and reimbursements	1.35	1.35	1.42	1.49	1.46
Net investment income (loss), before waivers and reimbursements	0.07	0.47	0.28	0.04	(0.67)
Net investment income (loss), net of waivers and reimbursements	0.33	0.67	0.39	0.04	(0.67)
Class N net assets at the end of the year (in thousands)	$1,264	$1,322	$1,547	$1,638	$3,540
Portfolio turnover rate (%)	69	49	37	51	52

^	Amount is less than $0.005 per share.

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.27	$12.40	$10.90	$16.80	$17.66
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.07	0.03	(0.07)
Net realized and unrealized gain (loss) on investments	1.80	(0.02)	1.54	(5.91)	1.93

Total from investment operations	1.88	0.09	1.61	(5.88)	1.86
Less distributions from:
Net investment income	0.09	0.22	0.11	0.02	0.04
Net realized gain	—	—	—	—	2.68

Total distributions	0.09	0.22	0.11	0.02	2.72

Net asset value, end of period	$14.06	$12.27	$12.40	$10.90	$16.80

Total return (%)	15.30	0.80	14.70	(34.99)	11.17
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.34	1.26	1.25	1.23	1.19
Expenses, net of waivers and reimbursements	1.10	1.10	1.17	1.23	1.19
Net investment income (loss), before waivers and reimbursements	0.34	0.76	0.54	0.28	(0.40)
Net investment income (loss), net of waivers and reimbursements	0.58	0.92	0.62	0.28	(0.40)
Class I net assets at the end of the year (in thousands)	$73,624	$74,867	$103,520	$98,330	$136,573
Portfolio turnover rate (%)	69	49	37	51	52

International Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.35	$12.47	$10.97	$16.91	$17.76
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.12	0.08	0.05	(0.06)
Net realized and unrealized gain (loss) on investments	1.82	(0.01)	1.54	(5.96)	1.95

Total from investment operations	1.90	0.11	1.62	(5.91)	1.89
Less distributions from:
Net investment income	0.09	0.23	0.12	0.03	0.06
Net realized gain	—	—	—	—	2.68

Total distributions	0.09	0.23	0.12	0.03	2.74

Net asset value, end of period	$14.16	$12.35	$12.47	$10.97	$16.91

Total return (%)	15.42	0.86	14.76	(34.94)	11.27
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.23	1.17	1.15	1.14	1.10
Expenses, net of waivers and reimbursements	1.05	1.05	1.12	1.14	1.10
Net investment income (loss), before waivers and reimbursements	0.44	0.83	0.64	0.38	(0.31)
Net investment income (loss), net of waivers and reimbursements	0.62	0.95	0.67	0.38	(0.31)
Class R6 net assets at the end of the year (in thousands)	$55,364	$84,511	$135,679	$134,982	$243,398
Portfolio turnover rate (%)	69	49	37	51	52

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.21	$8.72	$8.29	$11.33	$13.26
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	0.05	0.02	(0.06)
Net realized and unrealized gain (loss) on investments	2.33	0.46	0.43	(2.98)	(0.98)

Total from investment operations	2.40	0.50	0.48	(2.96)	(1.04)
Less distributions from:
Net investment income	0.08	0.01	0.05	—	0.01
Net realized gain	—	—	—	0.08	0.88

Total distributions	0.08	0.01	0.05	0.08	0.89

Net asset value, end of period	$11.53	$9.21	$8.72	$8.29	$11.33

Total return (%)	26.05	5.69	5.85	(26.11)	(7.69)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.54	1.50	1.46	1.48	1.56
Expenses, net of waivers and reimbursements	1.24	1.24	1.24	1.29	1.40
Net investment income (loss), before waivers and reimbursements	0.42	0.14	0.41	0.05	(0.64)
Net investment income (loss), net of waivers and reimbursements	0.72	0.40	0.63	0.24	(0.48)
Class N net assets at the end of the year (in thousands)	$1,082	$879	$1,007	$1,092	$2,096
Portfolio turnover rate (%)	79	67	44	42	40

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.25	$8.76	$8.32	$11.33	$13.28
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.09	0.06	(0.04)
Net realized and unrealized gain (loss) on investments	2.36	0.45	0.42	(2.99)	(0.98)

Total from investment operations	2.44	0.51	0.51	(2.93)	(1.02)
Less distributions from:
Net investment income	0.10	0.02	0.07	—	0.05
Net realized gain	—	—	—	0.08	0.88

Total distributions	0.10	0.02	0.07	0.08	0.93

Net asset value, end of period	$11.59	$9.25	$8.76	$8.32	$11.33

Total return (%)	26.43	5.86	6.13	(25.84)	(7.48)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.27	1.23	1.18	1.19	1.28
Expenses, net of waivers and reimbursements	0.99	0.99	0.99	1.05	1.15
Net investment income (loss), before waivers and reimbursements	0.55	0.45	0.82	0.46	(0.40)
Net investment income (loss), net of waivers and reimbursements	0.83	0.69	1.01	0.60	(0.27)
Class I net assets at the end of the year (in thousands)	$9,061	$10,634	$13,772	$29,682	$42,750
Portfolio turnover rate (%)	79	67	44	42	40

Emerging Markets Leaders Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$9.24	$8.75	$8.31	$11.32	$13.26
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.07	0.09	0.06	(0.02)
Net realized and unrealized gain (loss) on investments	2.34	0.45	0.42	(2.99)	(0.98)

Total from investment operations	2.44	0.52	0.51	(2.93)	(1.00)
Less distributions from:
Net investment income	0.11	0.03	0.07	—	0.06
Net realized gain	—	—	—	0.08	0.88

Total distributions	0.11	0.03	0.07	0.08	0.94

Net asset value, end of period	$11.57	$9.24	$8.75	$8.31	$11.32

Total return (%)	26.42	5.92	6.22	(25.86)	(7.35)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.18	1.13	1.08	1.11	1.20
Expenses, net of waivers and reimbursements	0.94	0.94	0.94	1.00	1.10
Net investment income (loss), before waivers and reimbursements	0.76	0.60	0.90	0.50	(0.26)
Net investment income (loss), net of waivers and reimbursements	1.00	0.79	1.04	0.61	(0.16)
Class R6 net assets at the end of the year (in thousands)	$85,620	$153,188	$238,806	$321,319	$428,839
Portfolio turnover rate (%)	79	67	44	42	40

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.53	$11.35	$10.35	$15.55	$18.42
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	0.06	0.02	(0.13)
Net realized and unrealized gain (loss) on investments	3.06	1.16	0.97	(5.20)	0.62

Total from investment operations	3.11	1.18	1.03	(5.18)	0.49
Less distributions from:
Net investment income	0.02	—	0.03	—	—
Net realized gain	—	—	—	0.02	3.36

Total distributions	0.02	—	0.03	0.02	3.36

Net asset value, end of period	$15.62	$12.53	$11.35	$10.35	$15.55

Total return (%)	24.84	10.40	9.99	(33.33)	2.97
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.43	1.43	1.46	1.50	1.55
Expenses, net of waivers and reimbursements	1.24	1.24	1.24	1.36	1.55
Net investment income (loss), before waivers and reimbursements	0.16	(0.06)	0.38	0.07	(0.65)
Net investment income (loss), net of waivers and reimbursements	0.35	0.13	0.60	0.21	(0.65)
Class N net assets at the end of the year (in thousands)	$14,900	$15,265	$13,748	$14,664	$28,565
Portfolio turnover rate (%)	84	81	58	92	52

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.82	$11.60	$10.58	$15.85	$18.66
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.04	0.09	0.05	(0.07)
Net realized and unrealized gain (loss) on investments	3.14	1.19	0.99	(5.30)	0.62

Total from investment operations	3.22	1.23	1.08	(5.25)	0.55
Less distributions from:
Net investment income	0.06	0.01	0.06	—	—
Net realized gain	—	—	—	0.02	3.36

Total distributions	0.06	0.01	0.06	0.02	3.36

Net asset value, end of period	$15.98	$12.82	$11.60	$10.58	$15.85

Total return (%)	25.18	10.62	10.23	(33.14)	3.25
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.18	1.18	1.20	1.24	1.27
Expenses, net of waivers and reimbursements	0.99	0.99	0.99	1.11	1.27
Net investment income (loss), before waivers and reimbursements	0.39	0.16	0.61	0.32	(0.37)
Net investment income (loss), net of waivers and reimbursements	0.58	0.35	0.82	0.45	(0.37)
Class I net assets at the end of the year (in thousands)	$317,344	$252,524	$173,377	$174,884	$190,985
Portfolio turnover rate (%)	84	81	58	92	52

Emerging Markets Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$12.98	$11.74	$10.71	$16.04	$18.84
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.05	0.09	0.06	(0.05)
Net realized and unrealized gain (loss) on investments	3.18	1.21	1.01	(5.37)	0.63

Total from investment operations	3.27	1.26	1.10	(5.31)	0.58
Less distributions from:
Net investment income	0.07	0.02	0.07	—	0.02
Net realized gain	—	—	—	0.02	3.36

Total distributions	0.07	0.02	0.07	0.02	3.38

Net asset value, end of period	$16.18	$12.98	$11.74	$10.71	$16.04

Total return (%)	25.23	10.71	10.26	(33.13)	3.37
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.05	1.06	1.08	1.14	1.17
Expenses, net of waivers and reimbursements	0.94	0.94	0.94	1.06	1.17
Net investment income (loss), before waivers and reimbursements	0.51	0.31	0.68	0.41	(0.27)
Net investment income (loss), net of waivers and reimbursements	0.62	0.43	0.82	0.49	(0.27)
Class R6 net assets at the end of the year (in thousands)	$682,242	$612,245	$635,716	$480,586	$822,288
Portfolio turnover rate (%)	84	81	58	92	52

Emerging Markets ex China Growth Fund

	Class I
	Years Ended December 31,			Period Ended December 31,
	2025	2024	2023	2022(a)
Net asset value, beginning of year	$13.21	$11.64	$9.41	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.05	0.08	0.02
Net realized and unrealized gain (loss) on investments	3.57	1.52	2.25	(0.61)

Total from investment operations	3.67	1.57	2.33	(0.59)
Less distributions from:
Net investment income	0.08	—	0.10	—
Net realized gain	0.80	—	—	—

Total distributions	0.88	—	0.10	—

Net asset value, end of period	$16.00	$13.21	$11.64	$9.41

Total return (%)*	28.18	13.49	24.75	(5.90)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.86	2.11	2.35	2.77
Expenses, net of waivers and reimbursements	0.99	0.99	0.99	0.99
Net investment income (loss), before waivers and reimbursements	(0.21)	(0.75)	(0.58)	(1.40)
Net investment income (loss), net of waivers and reimbursements	0.66	0.37	0.78	0.38
Class I net assets at the end of the year (in thousands)	$14,860	$9,452	$2,841	$9
Portfolio turnover rate (%)*	84	69	55	64

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

	Class R6
	Years Ended December 31,			Period Ended December 31,
	2025	2024	2023	2022(a)
Net asset value, beginning of year	$13.23	$11.65	$9.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.06	0.08	0.02
Net realized and unrealized gain (loss) on investments	3.58	1.52	2.25	(0.60)

Total from investment operations	3.69	1.58	2.33	(0.58)
Less distributions from:
Net investment income	0.09	—	0.10	—
Net realized gain	0.80	—	—	—

Total distributions	0.89	—	0.10	—

Net asset value, end of period	$16.03	$13.23	$11.65	$9.42

Total return (%)*	28.25	13.56	24.75	(5.80)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.76	2.01	2.26	2.78
Expenses, net of waivers and reimbursements	0.94	0.94	0.94	0.94
Net investment income (loss), before waivers and reimbursements	(0.09)	(0.57)	(0.53)	(1.42)
Net investment income (loss), net of waivers and reimbursements	0.73	0.50	0.79	0.42
Class R6 net assets at the end of the year (in thousands)	$42,729	$26,020	$19,169	$13,024
Portfolio turnover rate (%)*	84	69	55	64

(a)	For the period from July 29, 2022 (Commencement of Operations) to December 31, 2022.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$21.26	$19.66	$16.13	$23.52	$22.22
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.06	0.03	(0.01)	(0.20)
Net realized and unrealized gain (loss) on investments	2.53	1.54	3.51	(6.59)	3.53

Total from investment operations	2.81	1.60	3.54	(6.60)	3.33
Less distributions from:
Net investment income	0.19	—	0.01	—	—
Net realized gain	1.89	—	—	0.79	2.03

Total distributions	2.08	—	0.01	0.79	2.03

Net asset value, end of period	$21.99	$21.26	$19.66	$16.13	$23.52

Total return (%)	13.68	8.09	21.93	(28.12)	15.23
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.70	1.70	1.70	1.69	1.60
Expenses, net of waivers and reimbursements	1.40	1.40	1.45	1.55	1.55
Net investment income (loss), before waivers and reimbursements	1.01	(0.01)	(0.07)	(0.18)	(0.88)
Net investment income (loss), net of waivers and reimbursements	1.31	0.29	0.18	(0.04)	(0.83)
Class N net assets at the end of the year (in thousands)	$3,705	$4,021	$3,857	$3,069	$4,262
Portfolio turnover rate (%)	261	188	117	101	76

	Class I
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$21.63	$19.96	$16.37	$23.79	$22.40
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.11	0.07	0.04	(0.14)
Net realized and unrealized gain (loss) on investments	2.59	1.56	3.57	(6.67)	3.56

Total from investment operations	2.93	1.67	3.64	(6.63)	3.42
Less distributions from:
Net investment income	0.25	—	0.05	—	—
Net realized gain	1.89	—	—	0.79	2.03

Total distributions	2.14	—	0.05	0.79	2.03

Net asset value, end of period	$22.42	$21.63	$19.96	$16.37	$23.79

Total return (%)	13.94	8.37	22.25	(27.93)	15.51
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.43	1.42	1.43	1.40	1.31
Expenses, net of waivers and reimbursements	1.15	1.15	1.20	1.30	1.30
Net investment income (loss), before waivers and reimbursements	1.27	0.25	0.18	0.11	(0.59)
Net investment income (loss), net of waivers and reimbursements	1.55	0.52	0.41	0.21	(0.58)
Class I net assets at the end of the year (in thousands)	$135,573	$153,032	$134,297	$108,401	$171,994
Portfolio turnover rate (%)	261	188	117	101	76

Emerging Markets Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$21.70	$20.02	$16.41	$23.84	$22.44
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.11	0.08	0.05	(0.12)
Net realized and unrealized gain (loss) on investments	2.60	1.57	3.59	(6.69)	3.56

Total from investment operations	2.95	1.68	3.67	(6.64)	3.44
Less distributions from:
Net investment income	0.26	—	0.06	—	0.01
Net realized gain	1.89	—	—	0.79	2.03

Total distributions	2.15	—	0.06	0.79	2.04

Net asset value, end of period	$22.50	$21.70	$20.02	$16.41	$23.84

Total return (%)	13.99	8.39	22.37	(27.91)	15.58
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.32	1.31	1.32	1.31	1.23
Expenses, net of waivers and reimbursements	1.10	1.10	1.15	1.25	1.23
Net investment income (loss), before waivers and reimbursements	1.38	0.33	0.29	0.18	(0.49)
Net investment income (loss), net of waivers and reimbursements	1.60	0.54	0.46	0.24	(0.49)
Class R6 net assets at the end of the year (in thousands)	$228,505	$241,040	$251,558	$211,203	$324,152
Portfolio turnover rate (%)	261	188	117	101	76

China Growth Fund

	Class I
	Years Ended December 31,				Period Ended December 31,
	2025	2024	2023	2022	2021(a)
Net asset value, beginning of year	$5.30	$4.87	$6.46	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.06	0.05	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	1.24	0.44	(1.62)	(3.11)	(0.42)

Total from investment operations	1.28	0.50	(1.57)	(3.08)	(0.46)
Less distributions from:
Net investment income	0.05	0.07	0.02	—	—

Total distributions	0.05	0.07	0.02	—	—

Net asset value, end of period	$6.53	$5.30	$4.87	$6.46	$9.54

Total return (%)*	24.25	10.34	(24.28)	(32.43)	(4.40)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	8.54	9.46	9.78	5.31	4.74
Expenses, net of waivers and reimbursements	0.99	0.99	0.99	1.01	1.05
Net investment income (loss), before waivers and reimbursements	(6.85)	(7.33)	(7.93)	(3.90)	(4.69)
Net investment income (loss), net of waivers and reimbursements	0.70	1.14	0.86	0.40	(1.00)
Class I net assets at the end of the year (in thousands)	$89	$68	$160	$509	$5,538
Portfolio turnover rate (%)*	73	81	97	36	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

	Class R6
	Years Ended December 31,				Period Ended December 31,
	2025	2024	2023	2022	2021(a)
Net asset value, beginning of year	$5.28	$4.85	$6.45	$9.54	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.06	0.04	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	1.24	0.45	(1.61)	(3.11)	(0.43)

Total from investment operations	1.28	0.51	(1.57)	(3.09)	(0.46)
Less distributions from:
Net investment income	0.06	0.08	0.03	0.00^	—

Total distributions	0.06	0.08	0.03	0.00^	—

Net asset value, end of period	$6.50	$5.28	$4.85	$6.45	$9.54

Total return (%)*	24.21	10.46	(24.38)	(32.49)	(4.40)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	8.54	9.39	9.75	5.27	4.72
Expenses, net of waivers and reimbursements	0.94	0.94	0.94	0.96	1.00
Net investment income (loss), before waivers and reimbursements	(6.85)	(7.21)	(8.08)	(4.01)	(4.61)
Net investment income (loss), net of waivers and reimbursements	0.75	1.24	0.73	0.30	(0.89)
Class R6 net assets at the end of the year (in thousands)	$1,989	$1,660	$1,687	$1,438	$1,687
Portfolio turnover rate (%)*	73	81	97	36	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
^	Amount is less than $0.005 per share.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Emerging Markets Debt Fund

	Class I
	Years Ended December 31,				Period Ended December 31,
	2025	2024	2023	2022	2021(a)
Net asset value, beginning of year	$8.06	$7.89	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.54	0.59	0.52	0.48	0.27
Net realized and unrealized gain (loss) on investments	0.71	0.11	0.44	(2.10)	(0.40)

Total from investment operations	1.25	0.70	0.96	(1.62)	(0.13)
Less distributions from:
Net investment income	0.53	0.53	0.48	0.51	0.28
Return of capital	0.02	—	0.03	0.02	—

Total distributions	0.55	0.53	0.51	0.53	0.28

Net asset value, end of period	$8.76	$8.06	$7.89	$7.44	$9.59

Total return (%)*	16.09	9.06	13.41	(16.93)	(1.39)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.18	1.12	1.26	1.28	1.24
Expenses, net of waivers and reimbursements	0.70	0.70	0.70	0.70	0.70
Net investment income (loss), before waivers and reimbursements	5.99	6.92	6.42	5.39	4.02
Net investment income (loss), net of waivers and reimbursements	6.47	7.34	6.98	5.97	4.56
Class I net assets at the end of the year (in thousands)	$40,984	$13,787	$3,205	$923	$1,484
Portfolio turnover rate (%)*	120	104	106	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

	Class R6
	Years Ended December 31,				Period Ended December 31,
	2025	2024	2023	2022	2021(a)
Net asset value, beginning of year	$8.05	$7.88	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.58	0.53	0.48	0.28
Net realized and unrealized gain (loss) on investments	0.70	0.12	0.42	(2.09)	(0.41)

Total from investment operations	1.26	0.70	0.95	(1.61)	(0.13)
Less distributions from:
Net investment income	0.54	0.53	0.48	0.52	0.28
Return of capital	0.02	—	0.03	0.02	—

Total distributions	0.56	0.53	0.51	0.54	0.28

Net asset value, end of period	$8.75	$8.05	$7.88	$7.44	$9.59

Total return (%)*	16.16	9.14	13.48	(16.95)	(1.32)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.07	1.02	1.17	1.20	1.17
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65
Net investment income (loss), before waivers and reimbursements	6.25	6.83	6.52	5.50	4.10
Net investment income (loss), net of waivers and reimbursements	6.67	7.20	7.04	6.05	4.62
Class R6 net assets at the end of the year (in thousands)	$32,014	$52,304	$50,231	$44,903	$50,010
Portfolio turnover rate (%)*	120	104	106	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

FOR MORE INFORMATION

More information about the Funds is available without charge, upon request, including the following:

Semi-Annual/Annual Reports and Financial Statements and Other Information

The Funds’ annual reports, semi-annual reports, and Financial Statements and Other Information include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Adviser believes significantly affected each Fund’s performance in its last fiscal year. In Form N‑CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. The current SAI has been filed with the SEC and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

To obtain information:

By telephone
Call: 1‑800‑635‑2886

By mail
Write to:

William Blair Funds
150 North Riverside Plaza
Chicago, Illinois 60606

or

SS&C Global Investor and Distribution Solutions, Inc.
(the Funds’ Transfer Agent)
P.O. Box 219137
Kansas City, Missouri 64121-9137

On the Internet

Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at www.sec.gov.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e‑mail request to: publicinfo@sec.gov.

Reports and other information about the Funds are also available on the William Blair Funds website at: https://im.williamblair.com/investments/resources‑us#prospectuses‑and‑reports‑tab.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Distributor. The Prospectus does not constitute an offering by the Trust or the Distributor in any jurisdiction in which such offering may not lawfully be made.

The Trust’s information, including but not limited to the Prospectus, SAI, Semi-Annual, Annual Reports, Financial Statements and Other Information and account application, can be viewed online at https://im.williamblair.com/investments/resources‑us#prospectuses‑and‑reports‑tab.

William Blair Funds	May 1, 2026
Investment Company Act File No.: 811‑5344

William Blair Funds

Prospectus

U.S. EQUITY	GLOBAL/INTERNATIONAL EQUITY
Growth Fund	Global Leaders Fund
Large Cap Growth Fund	International Leaders Fund
Mid Cap Value Fund	International Growth Fund
Small‑Mid Cap Core Fund	Institutional International Growth Fund
Small‑Mid Cap Growth Fund	International Small Cap Growth Fund
Small‑Mid Cap Value Fund	Emerging Markets Leaders Fund
Small Cap Growth Fund	Emerging Markets Growth Fund
Small Cap Value Fund	Emerging Markets ex China Growth Fund
Emerging Markets Small Cap Growth Fund
China Growth Fund

EMERGING MARKETS DEBT
Emerging Markets Debt Fund

©William Blair & Company, L.L.C., Distributor
+1 800 742 7272 im.williamblair.com	150 North Riverside Plaza Chicago, Illinois 60606

WILLIAM BLAIR FUNDS

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

(312) 364-8000

1-800-635-2886

STATEMENT OF ADDITIONAL INFORMATION

Growth Fund

Class (Ticker): N (WBGSX) I (BGFIX) R6 (BGFRX)

Large Cap Growth Fund

Class (Ticker): N (LCGNX) I (LCGFX) R6 (LCGJX)

Mid Cap Value Fund

Class (Ticker): I (WVMIX) R6 (WVMRX)

Small-Mid Cap Core Fund

Class (Ticker): I (WBCIX) R6 (WBCRX)

Small-Mid Cap Growth Fund

Class (Ticker): N (WSMNX) I (WSMDX) R6 (WSMRX)

Small-Mid Cap Value Fund

Class (Ticker): I (ISMVX) R6 (RSMVX)

Small Cap Growth Fund

Class (Ticker): N (WBSNX) I (WBSIX) R6 (WBSRX)

Small Cap Value Fund

Class (Ticker): N (WBVNX) I (ICSCX) R6 (WBVRX)

Global Leaders Fund

Class (Ticker): N (WGGNX) I (WGFIX)
R6 (BGGIX)

International Leaders Fund

Class (Ticker): N (WILNX) I (WILIX) R6 (WILJX)

International Growth Fund

Class (Ticker): N (WBIGX) I (BIGIX) R6 (WBIRX)

Institutional International Growth Fund

Ticker: (WBIIX)

International Small Cap Growth Fund

Class (Ticker): N (WISNX) I (WISIX) R6 (WIISX)

Emerging Markets Leaders Fund

Class (Ticker): N (WELNX) I (WBELX) R6 (WELIX)

Emerging Markets Growth Fund

Class (Ticker): N (WBENX) I (WBEIX) R6 (BIEMX)

Emerging Markets ex China Growth Fund

Class (Ticker): I (WXCIX) R6 (WXCRX)

Emerging Markets Small Cap Growth Fund

Class (Ticker): N (WESNX) I (BESIX) R6 (WESJX)

China Growth Fund

Class (Ticker): I (WICGX) R6 (WRCGX)

Emerging Markets Debt Fund

Class (Ticker): I (WEDIX) R6 (WEDRX)

May 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the corresponding Prospectus of the above listed Funds dated May 1, 2026. The audited financial statements for the Funds for the fiscal year or period, as applicable, ended December 31, 2025 and the Report of Independent Registered Public Accounting Firm thereon are incorporated by reference from the financial statements and other information filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-CSR (“Financial Statements and Other Information”) for the year ended December 31, 2025. The Prospectus and the Financial Statements and Other Information for the Funds may be obtained without charge by calling William Blair Funds (the “Trust”) at the number listed above and on the Funds’ website (https://im.williamblair.com/investments/resources-us#prospectuses-and-reports-tab).

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ii

MANAGEMENT OF THE TRUST

Investment Adviser. As stated in the Prospectus, William Blair Investment Management, LLC (“Adviser” or “WBIM”) is the investment adviser and manager for each Fund. Pursuant to a management agreement (the “Management Agreement”), the Adviser acts as each Fund’s adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its partners or employees to serve without compensation as Trustees or Officers of the Fund if elected to such positions. In addition to the management fee, each Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s net assets. Expenses that will be borne directly by each Fund include, but are not limited to, the following: the fees and expenses of independent auditors, counsel, custodian and transfer agent, costs of reports and notices to shareholders, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying each Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Adviser. William Blair U.K. is not registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which William Blair U.K. is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Adviser.

The Management Agreement continues in effect from year to year for each Fund for so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The Management Agreement may be terminated at any time upon 60 days’ notice by either party. A Fund may terminate the Management Agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The Management Agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of a Fund if the Adviser were determined to have breached the Management Agreement. The Management Agreement will terminate automatically upon assignment. The Management Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Upon termination of the Management Agreement and when so requested by the Adviser, the Trust or a Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

William Blair & Company, L.L.C. is the principal underwriter and distributor of the Trust and is referred to herein as the “Distributor” or “WBC.” WBIM and WBC are referred to herein collectively as “William Blair.”

WBIM and WBC are limited liability companies that are 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of WBIM and WBC are controlled by the general partner of WBC Holdings, L.P., WBC GP L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of Cissie Citardi, Ryan J. DeVore, Brent W. Gledhill, Robert D. Kendall, Scott McLaughlin, Beth A. Satterfield, Steven R. Tole, Michael W. Trimberger and Matthew M. Zimmer.

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Management Fees. For the services and facilities furnished by the Adviser under the Management Agreement, each Fund pays the Adviser a management fee, which is accrued daily and paid monthly the following month. The annual rate for each Fund expressed as a percentage of average daily net assets is as follows:

Fund	% of Average Daily Net Assets
Growth Fund	0.75%
Large Cap Growth Fund	0.60%
Mid Cap Value Fund	0.70%
Small-Mid Cap Core Fund	0.90%
Small-Mid Cap Growth Fund	0.94%
Small-Mid Cap Value Fund	0.80%
Small Cap Growth Fund	0.94%
Small Cap Value Fund	0.75%
Global Leaders Fund	0.85%
International Leaders Fund	0.85%
International Growth Fund:
First $10 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
Institutional International Growth Fund:
First $10 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth Fund	1.00%
Emerging Markets Leaders Fund	0.94%
Emerging Markets Growth Fund	0.94%
Emerging Markets ex China Growth Fund	0.94%
Emerging Markets Small Cap Growth Fund	1.10%
China Growth Fund	0.94%
Emerging Markets Debt Fund	0.65%

Expense Waivers. The Adviser has entered into a contractual agreement with each Fund listed below to waive fees and/or reimburse expenses, if necessary, in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) for each class to the levels reflected in the table below until April 30, 2027. The agreement may not be terminated prior to April 30, 2027, with respect to any Fund, except with approval of the Board of Trustees, or the termination of the Management Agreement.

With respect to the Small-Mid Cap Value Fund, the Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to the Fund’s commencement of operations (August 17, 2023) to the extent that such recoupment does not cause the Fund’s annual Fund operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed, and (2) the Fund’s current expense limitation.

Fund	Class N	Class I	Class R6/ Institutional
Growth Fund	1.20%	0.95%	0.90%
Large Cap Growth Fund	0.90%	0.65%	0.60%
Mid Cap Value Fund	N/A	0.75%	0.70%
Small-Mid Cap Core Fund	N/A	0.95%	0.90%

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Fund	Class N	Class I	Class R6/ Institutional
Small-Mid Cap Growth Fund	1.24%	0.99%	0.94%
Small-Mid Cap Value Fund	N/A	0.85%	0.80%
Small Cap Growth Fund	1.24%	0.99%	0.94%
Small Cap Value Fund	1.15%	0.89%	0.85%
Global Leaders Fund	1.15%	0.90%	0.85%
International Leaders Fund	1.15%	0.90%	0.85%
International Growth Fund	1.15%	0.90%	0.85%
Institutional International Growth Fund	N/A	N/A	0.85%
International Small Cap Growth Fund	1.35%	1.10%	1.05%
Emerging Markets Leaders Fund	1.24%	0.99%	0.94%
Emerging Markets Growth Fund	1.24%	0.99%	0.94%
Emerging Markets ex China Growth Fund	N/A	0.99%	0.94%
Emerging Markets Small Cap Growth Fund	1.40%	1.15%	1.10%
China Growth Fund	N/A	0.99%	0.94%
Emerging Markets Debt Fund	N/A	0.70%	0.65%

For the fiscal years or period, as applicable, ended December 31, 2025, 2024 and 2023, the gross management fees incurred by each Fund, related management fee waivers, net management fees after management fee waivers and other expenses reimbursed by the Adviser were as follows:

2025	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Growth Fund	$1,762,771	$15,403	$1,747,368	$—
Large Cap Growth Fund	16,282,271	2,297,284	13,984,987	—
Mid Cap Value Fund	11,212	11,212	—	125,291
Small-Mid Cap Core Fund	1,146,397	234,921	911,476	—
Small-Mid Cap Growth Fund	13,758,735	1,562,293	12,196,442	—
Small-Mid Cap Value Fund	26,211	26,211	—	111,156
Small Cap Growth Fund	8,710,940	1,064,600	7,646,340	—
Small Cap Value Fund	8,292,101	233,225	8,058,876	—
Global Leaders Fund	365,139	352,780	12,359	—
International Leaders Fund	9,767,696	1,153,281	8,614,415	—
International Growth Fund(1)	11,471,573	1,683,097	9,788,476	—
Institutional International Growth Fund(2)	8,234,245	590,077	7,644,168	—
International Small Cap Growth Fund	1,581,109	324,817	1,256,292	—
Emerging Markets Leaders Fund	1,336,122	346,044	990,078	—
Emerging Markets Growth Fund	8,724,275	1,262,941	7,461,334	—
Emerging Markets ex China Growth Fund	391,502	345,244	46,258	—
Emerging Markets Small Cap Growth Fund	3,976,308	886,565	3,089,743	—
China Growth Fund	18,544	18,544	—	131,285
Emerging Markets Debt Fund	373,418	258,970	114,448	—

(1)

Effective May 1, 2025, the management fee payable by the International Growth Fund was reduced to 0.85% of the first $10 billion of average daily net assets; 0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion. The Fund’s prior contractual management fee rate was 0.94% on the first $3 billion of average daily net assets; 0.90% of the next $2 billion of average daily net assets; 0.85% of the next $5 billion of average daily net assets;0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion.

(2)

Effective May 1, 2025, the management fee payable by the Institutional International Growth Fund was reduced to 0.85% of the first $10 billion of average daily net assets; 0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion. The Fund’s prior contractual management fee rate was 0.94% of the first $1.875 billion of average daily net assets; 0.90% of the next $625 million of average daily net assets; 0.875% of the next $2.5 billion of average daily net assets; 0.85% of the next $5 billion of average daily net assets; 0.825% of the next $5 billion of average daily net assets; and 0.80% of average daily net assets over $15 billion.

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2024	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Growth Fund	$1,900,686	$9,967	$1,890,719	$—
Large Cap Growth Fund	14,625,233	2,307,824	12,317,409	—
Mid Cap Value Fund	11,722	11,722	—	122,526
Small-Mid Cap Core Fund	1,753,765	310,053	1,443,712	—
Small-Mid Cap Growth Fund	18,230,608	1,916,199	16,314,409	—
Small-Mid Cap Value Fund	22,086	22,086	—	119,995
Small Cap Growth Fund	7,793,778	953,002	6,840,776	—
Small Cap Value Fund	9,942,427	264,284	9,678,143	—
Global Leaders Fund	784,670	291,708	492,962	—
International Leaders Fund	9,720,354	1,088,377	8,631,977	—
International Growth Fund	13,846,745	1,695,295	12,151,450	—
Institutional International Growth Fund	9,056,122	571,691	8,484,431	—
International Small Cap Growth Fund	2,027,445	280,617	1,746,828	—
Emerging Markets Leaders Fund	2,057,507	424,945	1,632,562	—
Emerging Markets Growth Fund	7,752,005	1,150,329	6,601,676	—
Emerging Markets ex China Growth Fund	247,929	247,929	—	36,777
Emerging Markets Small Cap Growth Fund	4,385,489	946,134	3,439,355	—
China Growth Fund	17,187	17,187	—	137,377
Emerging Markets Debt Fund	377,046	216,659	160,387	—

2023	Gross Management Fee	Management Fee Waiver	Net Management Fee	Expenses Reimbursed
Growth Fund	$1,643,785	$17,005	$1,626,780	$—
Large Cap Growth Fund	8,535,230	1,596,805	6,938,425	—
Mid Cap Value Fund	10,903	10,903	—	118,667
Small-Mid Cap Core Fund	1,431,412	272,647	1,158,765	—
Small-Mid Cap Growth Fund(1)	19,280,213	1,957,519	17,322,694	—
Small-Mid Cap Value Fund(2)	4,697	4,697	—	53,213
Small Cap Growth Fund(3)	6,282,992	618,429	5,664,563	—
Small Cap Value Fund	9,365,378	210,399	9,154,979	—
Global Leaders Fund	835,617	230,739	604,878	—
International Leaders Fund	9,143,477	989,480	8,153,997	—
International Growth Fund	13,723,440	1,715,578	12,007,862	—
Institutional International Growth Fund	8,348,747	531,242	7,817,505	—
International Small Cap Growth Fund	2,317,842	123,021	2,194,821	—
Emerging Markets Leaders Fund	2,811,449	438,918	2,372,531	—
Emerging Markets Growth Fund	6,991,965	1,155,274	5,836,691	—
Emerging Markets ex China Growth Fund	171,835	171,835	—	69,480
Emerging Markets Small Cap Growth Fund	3,871,535	680,629	3,190,906	—
China Growth Fund	15,164	15,164	—	126,872
Emerging Markets Debt Fund	313,545	252,255	61,290	—

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(1)

Effective May 1, 2023, the management fee payable by the Small-Mid Cap Growth Fund was reduced to 0.94% of the Fund’s average daily net assets. The Fund’s prior contractual management fee rate was 1.00% of the Fund’s average daily net assets.

(2)	Small-Mid Cap Value Fund commenced operations on August 17, 2023.
(3)

Effective May 1, 2023, the management fee payable by the Small Cap Growth Fund was reduced to 0.94% of the Fund’s average daily net assets. The Fund’s prior contractual management fee rate 1.10% of the Fund’s average daily net assets.

Portfolio Managers

Each Fund’s portfolio manager may have responsibility for other accounts. As of December 31, 2025, unless otherwise stated, information on these other accounts is as follows:

		Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Based on Performance
Portfolio Manager	Funds Managed by Portfolio Manager	Registered Investment Company (“RIC”)	Other Pooled Investment Vehicles	Other Advisory Accounts	RIC	Other Pooled Investment Vehicles	Other Advisory Accounts
Alaina Anderson	International Leaders Fund	2 RICs $2,018,167,360	7 Accounts $2,282,921,411	24 Accounts $3,913,884,209	0	0	1 Account $859,463,786
Marcelo Assalin	Emerging Markets Debt Fund	0	4 Accounts $609,170,206	1 Account $165,319,433	0	0	0
Paul Birchenough	Emerging Markets Leaders Fund	1 RIC $186,593,823	3 Accounts $635,257,475	2 Accounts $438,939,012	0	0	0
Daniel Crowe	Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund	1 RIC $863,376,271	8 Accounts $4,640,059,815	68 Accounts $4,078,717,063	0	0	0
Simon Fennell	International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund	3 RICs $2,582,169,620	10 Accounts $3,486,139,905	32 Accounts $10,106,470,864	0	0	1 Account $859,463,786
Matthew Fleming	Mid Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Value Fund	1 RIC $220,083,277	0	21 Accounts $1,844,010,914	0	0	1 Account $339,010,304
James Golan	Large Cap Growth Fund	3 RICs $1,443,256,655	6 Accounts $5,489,997,101	43 Accounts $4,450,911,055	0	0	0
Mark Goodman	Mid Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Value Fund	1 RIC $220,083,277	0	21 Accounts $1,844,010,914	0	0	0
William V. Heaphy	Mid Cap Value Fund, Small-Mid Cap Value Fund, Small Cap Value Fund	1 RIC $220,083,277	0	21 Accounts $1,844,010,914	0	0	1 Account $339,010,304
Chandan Khanna	Global Leaders Fund, International Leaders Fund	0	6 Accounts $670,613,004	1 Account $16,296,161	0	0	0
Jared Lou	Emerging Markets Debt Fund	0	2 Accounts $596,728,212	1 Account $165,319,433	0	0	0
Todd M. McClone	Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund	0	9 Accounts $6,599,242,273	11 Accounts $4,331,931,432	0	0	0

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		Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Based on Performance
Portfolio Manager	Funds Managed by Portfolio Manager	Registered Investment Company (“RIC”)	Other Pooled Investment Vehicles	Other Advisory Accounts	RIC	Other Pooled Investment Vehicles	Other Advisory Accounts
Casey Preyss	Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund	0	8 Accounts $5,600,837,736	10 Accounts $3,969,730,574	0	0	0
David Ricci	Large Cap Growth Fund	3 RICs $1,443,256,655	6 Accounts $5,489,997,101	43 Accounts $4,450,911,055	0	0	0
Marco Ruijer	Emerging Markets Debt Fund	0	1 Account $487,588,722	1 Account $165,319,433	0	0	0
Hugo Scott-Gall	Global Leaders Fund, Emerging Markets Leaders Fund	1 RIC $186,593,823	8 Accounts $1,166,480,478	3 Accounts $455,235,173	0	0	0
Ward Sexton	Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small Cap Growth Fund	1 RIC $863,376,271	8 Accounts $1,963,890,634	31 Accounts $1,753,321,080	0	0	0
Arun Sharma	Growth Fund, Large Cap Growth Fund	0	1 Account $51,981,366	17 Accounts $326,935,477	0	0	0
Andrew Siepker	International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund	1 RIC $564,002,261	3 Accounts $1,203,218,494	19 Accounts $6,328,172,555	0	0	0
Ian Smith	Emerging Markets Leaders Fund	1 RIC $186,593,823	3 Accounts $635,257,475	2 Accounts $438,939,012	0	0	0
Mark Thompson	Growth Fund, Small Cap Growth Fund	0	4 Accounts $516,370,893	38 Accounts $1,812,151,189	0	0	0
Vivian Lin Thurston	Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, China Growth Fund	0	7 Accounts $6,217,182,140	10 Accounts $4,063,696,631	0	0	0
Nicholas Zimmerman	Small-Mid Cap Growth Fund, Small-Mid Cap Core Fund	0	3 Accounts $3,140,558,708	58 Accounts $3,810,611,694	0	0	0

Since the portfolio managers manage other accounts in addition to the Funds, conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of such other accounts on the other hand. However, the Adviser has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this Statement of Additional Information.

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The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Ms. Anderson, Ms. Thurston and Messrs. Assalin, Birchenough, Crowe, Fennell, Fleming, Golan, McClone, Preyss, Ricci, Ruijer, Scott-Gall, Sexton, Siepker, Smith, Thompson and Zimmerman are Partners of the Adviser, and Messrs. Goodman, Heaphy, Khanna, Lou and Sharma are Associates of the Adviser. As of December 31, 2025, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of the Adviser consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

The following table sets forth, for each portfolio manager, the dollar range of shares owned in each Fund that the portfolio manager manages as of December 31, 2025, unless otherwise stated.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Alaina Anderson	International Leaders Fund	None
Marcelo Assalin	Emerging Markets Debt Fund	$500,001 - $1 million
Paul Birchenough	Emerging Markets Leaders Fund	None
Daniel Crowe	Small-Mid Cap Core Fund Small-Mid Cap Growth Fund	Over $1 million Over $1 million
Simon Fennell	International Leaders Fund International Growth Fund Institutional International Growth Fund International Small Cap Growth Fund	$100,001 - $500,000 $50,001 - $100,000 None $500,001 - $1 million
Matthew Fleming	Mid Cap Value Fund Small-Mid Cap Value Fund Small Cap Value Fund	$50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000
James Golan	Large Cap Growth Fund	Over $1 million
Mark Goodman	Mid Cap Value Fund Small-Mid Cap Value Fund Small Cap Value Fund	None None None
William V. Heaphy	Mid Cap Value Fund Small-Mid Cap Value Fund Small Cap Value Fund	None $50,001 - $100,000 Over $1 million
Chandan Khanna	Global Leaders Fund International Leaders Fund(1)	None None
Jared Lou	Emerging Markets Debt Fund	$500,001 - $1 million
Todd M. McClone	Emerging Markets Growth Fund Emerging Markets ex China Growth Fund Emerging Markets Small Cap Growth Fund	$100,001 - $500,000 None $500,001 - $1 million
Casey Preyss	Emerging Markets Growth Fund Emerging Markets Small Cap Growth Fund	Over $1 million $100,001 - $500,000
David Ricci	Large Cap Growth Fund	Over $1 million
Marco Ruijer	Emerging Markets Debt Fund	None

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Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Hugo Scott-Gall	Global Leaders Fund Emerging Markets Leaders Fund	None None
Ward Sexton	Small-Mid Cap Core Fund Small-Mid Cap Growth Fund(1) Small Cap Growth Fund	Over $1 million None $500,001 - $1 million
Arun Sharma	Growth Fund Large Cap Growth Fund	None None
Andrew Siepker	International Growth Fund Institutional International Growth Fund International Small Cap Growth Fund	$10,001 - $50,000 $100,001 - $500,000 None
Ian Smith	Emerging Markets Leaders Fund	None
Mark Thompson	Growth Fund Small Cap Growth Fund	$100,001 - $500,000 $500,001 - $1 million
Vivian Lin Thurston	Emerging Markets Growth Fund Emerging Markets ex China Growth Fund China Growth Fund	None None None
Nicholas Zimmerman	Small-Mid Cap Core Fund(1) Small-Mid Cap Growth Fund	None $500,001 - $1 million

(1)	Portfolio manager became a member of the portfolio management team for this Fund after December 31, 2025.

Distributor. Pursuant to separate Underwriting and Distribution Agreements, William Blair & Company, L.L.C., 150 North Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter and distributor (“Distributor” or “WBC”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated for a Fund at any time without penalty by the Fund or the Distributor. The Distribution Agreement may be terminated for a Fund by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of a Fund, as defined under the Investment Company Act of 1940 (“1940 Act”). The Distribution Agreement may not be amended to increase the fee to be paid by a Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.

Each Fund (with the exception of the Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Value Fund, Institutional International Growth Fund, Emerging Markets ex China Growth Fund, China Growth Fund and Emerging Markets Debt Fund, which do not offer Class N shares) has also adopted a plan under Rule 12b-1 (“Distribution Plan”) that provides for fees for shareholder/distribution services for Class N shares. Because Rule 12b-1 fees are paid out of the assets of a Fund’s Class N shares on an ongoing basis, they will increase the cost of an investment in Class N shares and can cost more than other types of sales charges. For its services under the Distribution Plan, the Distributor receives a shareholder/distribution services fee from each Fund, payable monthly, at the annual rate of 0.25% of average daily net assets attributable to Class N shares, respectively, of

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each Fund. For the fiscal year ended December 31, 2025, the Distributor received the following in shareholder/distribution services fees from Class N shares of the Funds:

Fund	Rule 12b-1 Fee
Growth Fund	$73,693
Large Cap Growth Fund	379,328
Small-Mid Cap Growth Fund	180,882
Small Cap Growth Fund	309,902
Small Cap Value Fund	5,050
Global Leaders Fund	6,576
International Leaders Fund	67,327
International Growth Fund	627,386
International Small Cap Growth Fund	3,220
Emerging Markets Leaders Fund	2,509
Emerging Markets Growth Fund	36,427
Emerging Markets Small Cap Growth Fund	9,077

The Distribution Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan that reimburses only for expenses incurred. For the fiscal year ended December 31, 2025, the Distributor made the following payments to financial services firms who assist in distributing or promoting Class N shares of the Funds:

Fund	Compensation to Financial Services Firms
Growth Fund	$64,030
Large Cap Growth Fund	377,073
Small-Mid Cap Growth Fund	163,011
Small Cap Growth Fund	295,589
Small Cap Value Fund	4,156
Global Leaders Fund	5,567
International Leaders Fund	66,568
International Growth Fund	617,027
International Small Cap Growth Fund	2,862
Emerging Markets Leaders Fund	1,675
Emerging Markets Growth Fund	33,188
Emerging Markets Small Cap Growth Fund	8,068

For the fiscal year ended December 31, 2025, brokers at the Distributor received $62,563 of the Funds’ Rule 12b-1 fees. The Distributor also paid other Fund distribution-related expenses, including advertising, printing and mailing prospectuses to potential investors and overhead expenses.

The Distribution Plan continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or a vote of at least a majority of the outstanding voting securities of Class N of each Fund. The Distribution Plan may be terminated for a Fund at any time without penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Distribution Plan or by vote of a majority of the outstanding securities of Class N shares of a Fund. If the Distribution Plan is terminated in accordance with its terms for a Fund, the obligation of a Fund to make payments to the Distributor pursuant to the Distribution Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor in excess of its fees under the

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Distribution Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Distribution Plan may or may not be sufficient to compensate the Distributor for its expenses incurred. The Distribution Plan may not be amended to increase materially the fee to be paid by a Fund with respect to its Class N shares without approval by a majority of the outstanding voting securities of Class N shares of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Plan.

The Distribution Plan may benefit the Funds and their respective shareholders, by stimulating sales of shares of the Funds and assisting in increasing the asset base of the Funds which may result in greater liquidity, more investment flexibility and achievement of greater economies of scale.

The Trustees and Officers of the Trust who are also partners or employees of William Blair as indicated under “Trustees and Officers” have a direct or indirect financial interest in the Distribution Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Distribution Agreement.

Other Payments to Third Parties and Affiliates. The Funds may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. Such payments and reimbursements are made only on behalf of Class N and Class I shares of a Fund and vary, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or $15 per sub-account maintained by the intermediary.

As described in the Prospectus, William Blair, out of its own resources and without additional cost to the Funds or their shareholders, provides additional cash payments to intermediaries for the provision of services. Such payments are in addition to Rule 12b-1 fees and/or record keeping/sub-transfer agency fees paid by the Funds. Such payments may be made on behalf of Class N, Class I or Class R6 shares of a Fund.

The Distributor currently makes payments from its own assets in connection with the servicing, distribution and/or retention of Fund shares that generally range from 0.01% to 0.15% of the assets of the class serviced. These amounts are subject to change at the discretion of the Distributor.

As of May 1, 2026, William Blair anticipates that the following firms may receive additional payments as described above:

ADP Broker-Dealer, Inc.

Ameriprise Financial, Inc.

Charles Schwab & Co.

Edward D. Jones & Co. L.P.

GWFS Equities, Inc.

John Hancock Retirement Services

Lincoln Retirement Services Company LLC

LPL Financial LLC

Morgan Stanley Smith Barney LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Pershing LLC

Principal Life Insurance Company

Raymond James Financial Services, Inc.

Reliance Trust Company

Standard Insurance Company

The Vanguard Group, Inc.

UBS Financial Services, Inc.

Valic Retirement Services Company

Voya Financial Advisors, Inc.

Wells Fargo Advisors, LLC

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William Blair may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

In addition to the payments described above, William Blair may make payments to be a named sponsor of investment conferences at which the Funds are marketed. Such payments will be from William Blair’s own resources and will not result in any additional costs to the Funds or their shareholders.

William Blair pays WBC’s Private Wealth division (“Private Wealth”) in amounts that range from 0.10% to 0.35% of the assets of Private Wealth’s advisory clients invested in any Fund’s Class I and Class R6 shares. These revenue sharing payments are made in recognition of the fact that, unlike investments in nonproprietary funds, Private Wealth does not receive any 12b-1 or other sales or asset-based compensation for investments made by its clients into the Fund’s Class I and Class R6 shares. William Blair continues to pay the relevant 12b-1 fees to Private Wealth on any assets of Private Wealth’s brokerage clients invested in any Fund’s Class N shares. However, William Blair shall not make any revenue sharing payments to Private Wealth on any investments by Private Wealth clients in Class N shares.

The prospect of receiving, or the receipt of, additional compensation or promotional incentives described above by Private Wealth or intermediaries may provide Private Wealth or such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds over sales of shares of other mutual funds (or non-mutual fund investments) with respect to which Private Wealth or the intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Funds receive to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Funds may use an intermediary that sells shares of the Funds to its customers to effect portfolio transactions for the Funds, the Adviser does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

Code of Ethics. The Trust, the Adviser and the Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by a Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to a Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the SEC.

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Adviser, who has agreed to vote the Funds’ proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Adviser will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that will likely arise between the interests of the Adviser and its affiliates and the interests of the Trust and sets forth the Adviser’s procedures for voting proxies.

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The Adviser has engaged Institutional Shareholder Services Inc. (the “Proxy Administrator”) to assist in the administration and voting of proxies. The Adviser’s U.S. Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Adviser’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines, or the Guidelines provide for voting on a “case-by-case” basis, the Proxy Administrator will consult the Adviser’s Proxy Committee, which will review the issues and vote proxies based on information from the company, the Adviser’s internal analysis and third-party research services. Although the Guidelines set forth the Adviser’s general position on various proposals, the Adviser may determine under some circumstances to vote contrary to those positions. The Adviser will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Adviser will address potential conflicts of interest. If any of the potential conflicts that the Adviser has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Committee will vote consistent with the voting recommendation provided by the Proxy Administrator.

In international markets where share blocking applies, the Adviser typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or a Fund would not be able to sell a security if portfolio management believed it advisable if share blocking were in effect.

Information about how the Funds voted proxies during the most recent 12-month period ended June 30 can be obtained by visiting the Trust’s website at https://im.williamblair.com/investments/resources-us#proxy-voting-tab or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers.† The Trustees and Officers of the Trust, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair and other significant affiliations are set forth below. The address of each Trustee and Officer is 150 North Riverside Plaza, Chicago, Illinois 60606.

Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Cissie Citardi, 1975(2)	Trustee	Since 2021	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016 to 2020)	19	Director, William Blair SICAV

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†

William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair,” each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.
(2)	Ms. Citardi is an interested person of the Trust because she is a partner of William Blair.

Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009 to 2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	19	Potbelly Sandwich Works (2001 to 2015 and since 2021)

Kathleen T. Barr, 1955	Chair of the Board	Trustee since 2013 and Chair of the Board since 2025	Retired; Chair Emeritus, Independent Directors Council (since 2022); formerly, Chairman of the Governing Council, Independent Directors Council (2020 to 2022); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting,	19	Muzinich BDC, Inc. (since 2019) and Muzinich Corporate Lending Income Fund, Inc. (since 2023); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
			LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)

Michelle E. Borré Massick, 1967	Trustee	Trustee since 2024	Portfolio Advisor, Tishman Capital Partners (RIA) (since 2024); Consultant, Great Rock Advisors LLC (investment management consulting) (since 2022); formerly, Founder, Financial Education Platform (2020 to 2022); formerly, Senior Portfolio Manager, Head of Fundamental Alternative Strategies, Invesco (2019 to 2020); formerly, Senior Portfolio Manager, Senior Vice President, OppenheimerFunds (2003 to 2019)	19	Rock the Street, Wall Street (2022 to 2025)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Daniel N. Leib, 1966(2)	Trustee and Chair, Nominating and Governance Committee	Trustee since 2016 and Chair of Nominating and Governance Committee since 2023	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R. R. Donnelley & Sons Company	19	Donnelley Financial Solutions, Inc. (since 2016)

Dorri C. McWhorter, 1973	Trustee and Chair, Compliance Committee	Trustee since 2019 and Chair of Compliance Committee since 2021	President and Chief Executive Officer, the Executives’ Club of Chicago (since 2025); formerly, President and Chief Executive Officer, YMCA of Metropolitan Chicago (2021 to 2025); Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)	19	NexPoint Funds (open-end funds, closed-end funds and business development company (since 2022); Highland Funds (since 2022); Skyway Concession Company, LLC (since 2018); Green Thumb Industries, Inc. (2022); Lifeway Foods, Inc. (since 2020); LanzaTech Global, Inc. (since 2023)

Steven R. Zenz, 1954	Trustee and Chair, Audit Committee	Trustee since 2018 and Chair of Audit Committee since 2021	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(3)	19	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (2016 to 2020)

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*	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the Independent Trustee’s 75th birthday.

(2)

The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS”) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $302,000 and $315,000 in 2024 and 2025, respectively, for the services provided. DFS’s revenue was approximately $782 million in 2024 and $767 million in 2025. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.

(3)

The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Lisa Rusch, 1970	President Senior Vice President Vice President	Since 2025 2020-2025 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair

Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2022); formerly, Associate, William Blair (2020-2022); NN Investment Partners (formerly, ING Investment Management) (2013-2020)

Paul Birchenough, 1982	Senior Vice President Vice President	Since 2025 2024-2025	Partner, William Blair (since 2025); formerly, Associate, William Blair (2024-2025); formerly, Newton Investment Management (2020-2024); AXA Investment Managers (2011-2020)

Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

Matthew Fleming, CFA, 1973	Senior Vice President Vice President	Since 2026 2022-2026	Partner, William Blair (since 2026); formerly, Associate, William Blair (2021-2026); Investment Counselors of Maryland, LLC (2008-2021)

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
James Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair

William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)

Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair

Casey Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair

David Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair

Marco Ruijer, CFA, 1975	Senior Vice President Vice President	Since 2025 2020-2025	Partner, William Blair (since 2025); formerly, Associate, William Blair (2020-2025); formerly, NN Investment Partners (formerly, ING Investment Management) (2013-2020)

Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair

Ward Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

Andrew Siepker, CFA, 1981	Senior Vice President	Since 2022	Partner, William Blair

Ian Smith, 1978	Senior Vice President Vice President	Since 2025 2024-2025	Partner, William Blair (since 2025); formerly, Associate, William Blair (since 2024-2025); formerly, Newton Investment Managers (2020-2024); formerly, AXA Investment Managers (2012-2020)

Mark Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair

Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair

Dan Zelazny, 1971	Senior Vice President	Since 2019	Partner, William Blair (since 2024); formerly, Associate, William Blair (2019-2024)

Nicholas Zimmerman, CFA, 1980	Senior Vice President	Since 2023	Partner, William Blair (since 2022); formerly, Associate, William Blair

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Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Mark Goodman, CFA, 1978	Vice President	Since 2025	Associate, William Blair (since 2025); formerly Portfolio Manager and Senior Analyst, Wellington Management Company (2019-2025)

Chandan Khanna, 1980	Vice President	Since 2025	Associate, William Blair (since 2025); formerly Senior Partner and Portfolio Manager at Eighteen48 Partners (2020-2025)

Jared Lou, CFA, 1983	Vice President	Since 2024	Associate, William Blair (since 2020); formerly, NN Investment Partners (2016-2020)

Arun Sharma, 1980	Vice President	Since 2025	Associate, William Blair (since 2025); formerly Portfolio Manager, Cohen & Steers (2019-2025)

E. Laura Simsic, 1975	Chief Compliance Officer	Since 2025	Associate, William Blair

Daniel Carey, 1977	Chief Legal Officer and Assistant Secretary	Since 2023	Associate, William Blair

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

(1)

The Trust’s Officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees. Length of Time Served for all Officers indicates the year the individual became an Officer of the Trust.

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of eight trustees, six of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and two of whom are classified as an “interested” person of the Trust (“Interested Trustee”). In light of the general characteristics of the Trust, including the number of Funds, the nature of the Funds’ investments and the historical relationship between the Trust and the Adviser, the Board has developed a governance structure that fosters the type of meaningful dialogue between the Adviser and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Adviser.

To enhance the independence of the Board, the Board has appointed an Independent Trustee to serve as Board Chair. The Board Chair is responsible for, among other things: (i) presiding at all Board and, if present,

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shareholder meetings; (ii) reviewing and discussing in advance with the Adviser and counsel the agendas and other materials for quarterly and special Board and Committee meetings; (iii) serving as chair of Independent Trustee meetings and executive sessions and coordinating the activities of the Independent Trustees; (iv) working with counsel to guide the annual contract review process; (v) serving as the principal contact for and facilitating communication between the Independent Trustees and the Adviser and counsel; and (vi) any other duties that the Independent Trustees may delegate to the Board Chair.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compliance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. Each of the three standing Committees reports its activities to the Board on a regular basis. The Board and its committees meet regularly throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Adviser and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Funds’ investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the Funds with the Adviser, including meeting regularly with portfolio managers, at its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Board is involved in compliance oversight directly and through its Compliance Committee. The Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act. With respect to valuation, the Board and its Audit Committee oversee the Adviser’s performance of its duties as the Funds’ “valuation designee” responsible for performing fair value determinations for the Funds. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. On a quarterly basis, the Audit Committee also reviews a report from the Chief Compliance Officer and the pricing committee on valuation and pricing matters. The Compliance Committee is primarily responsible for overseeing the administration and operation of the compliance policies and procedures of the Trust and its service providers and assisting the Board in fulfilling its responsibility to oversee regulatory and compliance matters involving the Trust. The Compliance Committee receives a quarterly report from the Chief Compliance Officer regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter and meets in executive session with the Chief Compliance Officer at its quarterly meetings. The Nominating and Governance Committee is primarily responsible for the selection of individuals who would qualify to serve as Independent Trustees and the nomination of Trustees for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures.

The members of the Audit Committee, all of whom are Independent Trustees, are Mr. Zenz (Chair), Ms. Barr, Ms. Borré Massick, Ms. McWhorter and Messrs. Avedisian and Leib. The Audit Committee held four meetings in 2025.

The members of the Compliance Committee, all of whom are Independent Trustees, are Ms. McWhorter (Chair), Ms. Barr, Ms. Borré Massick and Messrs. Avedisian, Leib and Zenz. The Compliance Committee held four meetings in 2025.

The members of the Nominating and Governance Committee, all of whom are Independent Trustees, are Mr. Leib (Chair), Ms. Barr, Ms. Borré Massick, Ms. McWhorter and Messrs. Avedisian and Zenz. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held four meetings in 2025.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Independent Trustee candidates) by U.S. mail or

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other courier service to the Secretary of the Trust, 150 North Riverside Plaza, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chairman of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Trustee Qualifications. The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or Officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc., directing the capital market activities of Highgate Holdings, where he was a Principal, and, currently, serving as a Partner of Newbond Holdings, which he co-founded. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private and public organizations, including service as the compensation committee chair of a public company.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as former owner of a registered investment adviser, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009). The Board considered the executive, compliance, investment product, distribution, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another mutual fund group and serving as a member of the Board of Governors of the Investment Company Institute and Chair Emeritus of the Independent Directors Council.

The Board considered Michelle E. Borré Massick’s professional experience in the financial services industry, including serving as Senior Portfolio Manager and Head of Fundamental Alternative Strategies at Invesco, and prior thereto serving as Senior Portfolio Manager and Senior Vice President at OppenheimerFunds, which was acquired by Invesco. The Board considered the investment management, executive, finance, accounting and risk management experience that Ms. Borré Massick gained over the course of her career. The Board also considered Ms. Borré Massick’s prior experience as an adjunct professor at Columbia Business School, where she taught graduate courses covering business analysis, security selection and investing. Further, the Board considered Ms. Borré Massick’s service as a board and/or advisory council member for various organizations.

The Board considered Cissie Citardi’s professional training and experience as an attorney and her executive experience gained as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C., where she serves as General Counsel of William Blair. The Board considered the legal and executive experience that Ms. Citardi gained over the course of her career. The Board considered that because of Ms. Citardi’s position with William Blair, she is involved in the day-to-day management of the Adviser and the Distributor.

The Board considered Daniel N. Leib’s professional experience serving in various executive positions with companies in the software, services, advertising and marketing and retail industries, including currently serving as Chief Executive Officer of Donnelley Financial Solutions, Inc., and prior thereto serving in roles as Executive Vice President, Chief Financial Officer, Senior Vice President and Treasurer, of R.R. Donnelley & Sons Company. The Board considered the executive, financial (including treasury and pension oversight), operations and risk management experience that Mr. Leib gained over the course of his career.

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The Board considered Dorri McWhorter’s executive, audit, and risk management experience that she gained over the course of her career. The Board considered Ms. McWhorter’s professional experience as a certified public accountant and auditor, including her experience as a partner at Crowe LLP, where she was responsible for risk consulting, and her experience as Director of Internal Audit for a public company. The Board likewise considered Ms. McWhorter’s executive experience, including her current position as President and Chief Executive Officer of the Executives’ Club of Chicago and prior positions as Chief Executive Officer of YMCA of Metropolitan Chicago and YWCA Metropolitan Chicago. Further, the Board considered Ms. McWhorter’s service as a board member for various organizations.

The Board considered Steven R. Zenz’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG LLP providing advice to clients in a variety of industries and serving as Partner in Charge of KPMG’s Minneapolis-based Investment Banking Practice as well as various other leadership roles within KPMG LLP. The Board considered the executive, financial and audit experience that Mr. Zenz gained over the course of his career. Further, the Board considered Mr. Zenz’s experience serving on the boards of other companies.

References to the experience and qualifications of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Compensation. Trustees who are not affiliated with the Adviser receive an annual retainer plus fees for attendance at Board and Committee meetings. Fees paid to Trustees for meeting attendance vary depending on whether the meeting is a regular quarterly meeting or a special meeting. The Board Chair and the Chairs of the Audit Committee, Compliance Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The Independent Trustees receive one-half of the annual retainer in cash and the other half is invested in Fund shares, as directed by the Independent Trustees, until the Independent Trustee has reached a specified ownership threshold. The Trustees and Officers affiliated with the Adviser receive no compensation from the Trust.

The following table sets forth the compensation earned by the Independent Trustees from the Funds and the Trust for the fiscal year ended December 31, 2025:

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Trust
Vann A. Avedisian	$172,500	$0	$0	$172,500
Kathleen T. Barr	$199,500	$0	$0	$199,500
Michelle E. Borré Massick	$172,500	$0	$0	$172,500
Daniel N. Leib	$179,500	$0	$0	$179,500
Dorri C. McWhorter	$183,200	$0	$0	$183,200
Steven R. Zenz	$183,200	$0	$0	$183,200

Total Trustee Compensation	$1,090,400	$0	$0	$1,090,400

Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each Trustee, the dollar range of shares owned in each Fund as of December 31, 2025, as well as the aggregate dollar range of shares owned in the Trust as of the same date.

21

Name of Trustee and Dollar Range of Fund Shares Beneficially Owned
	Interested Trustee	Independent Trustees
Fund	Cissie Citardi	Vann A. Avedisian	Kathleen T. Barr	Michelle E. Borré Massick	Daniel N. Leib	Dorri C. McWhorter	Steven R. Zenz
Growth Fund	None	None	Over $100,000	$10,001- $50,000	None	$50,001- $100,000	None
Large Cap Growth Fund	None	None	Over $100,000	$10,001- $50,000	$50,001- $100,000	Over $100,000	None
Mid Cap Value Fund	None	None	None	None	None	None	None
Small-Mid Cap Core Fund	$10,001- $50,000	Over $100,000	$50,001- $100,000	$1- $10,000	None	None	None
Small-Mid Cap Growth Fund	None	None	$50,001- $100,000	$1- $10,000	Over $100,000	None	None
Small-Mid Cap Value Fund	None	None	None	None	None	None	None
Small Cap Growth Fund	None	None	$50,001- $100,000	$1- $10,000	None	None	None
Small Cap Value Fund	$10,001- $50,000	None	$10,001- $50,000	$1- $10,000	$50,001- $100,000	None	None
Global Leaders Fund	None	None	$50,001- $100,000	None	Over $100,000	$50,001- $100,000	None
International Leaders Fund	None	Over $100,000	$10,001- $50,000	$1- $10,000	None	$10,001- $50,000	Over $100,000
International Growth Fund	None	None	None	None	None	None	None
Institutional International Growth Fund	None	None	None	None	None	None	None
International Small Cap Growth Fund	None	None	None	$1- $10,000	None	None	None
Emerging Markets Leaders Fund	None	None	$10,001- $50,000	None	$10,001- $50,000	$10,001- $50,000	None
Emerging Markets Growth Fund	None	None	$10,001- $50,000	None	None	$10,001- $50,000	$10,001- $50,000
Emerging Markets ex China Growth Fund	None	None	None	$10,001- $50,000	None	$1- $10,000	None
Emerging Markets Small Cap Growth Fund	None	None	None	None	None	$1- $10,000	None
China Growth Fund	None	None	None	None	$50,001- $100,000	$1- $10,000	$10,001- $50,000
Emerging Markets Debt Fund	None	None	None	$1- $10,000	$50,001- $100,000	None	$10,001- $50,000
Aggregate Dollar Range of Trust Shares Owned	$50,001- $100,000	Over $100,000	Over $100,000	$50,000- $100,000	Over $100,000	Over $100,000	Over $100,000

As of December 31, 2025, the Trustees and Officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of each Fund listed in the table below. For all other Funds, the Trustees and Officers, as a group, owned less than 1% of the outstanding shares of each Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund and could determine the outcome of a shareholders meeting.

22

	Class N		Class I		Class R6
Fund	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
Mid Cap Value Fund	N/A	N/A	—	0.00%	16,280	15.04%
Small-Mid Cap Core Fund	N/A	N/A	—	0.00%	255,102	4.05%
Small-Mid Cap Value Fund	N/A	N/A	—	0.00%	10,390	3.47%
Global Leaders Fund	—	0.00%	172,169	8.20%	60,153	17.49%
Emerging Markets Leaders Fund	10,150	10.82%	—	0.00%	46,199	0.62%
Emerging Markets Small Cap Growth Fund	6,499	3.86%	42,782	0.71%	140	0.00%
China Growth Fund	N/A	N/A	—	0.00%	38,452	12.56%
Emerging Markets Debt Fund	N/A	N/A	119,222	2.55%	162,908	4.48%

Trustees’ Holdings in Certain Affiliates of the Adviser. In addition to investing in the Funds, Independent Trustees may from time to time invest in limited partnerships that are managed by the Adviser or an affiliate of the Adviser. The Independent Trustees may also from time to time, invest in third-party investment ventures in which affiliates and employees of the Adviser also invest. In addition, Mr. Avedisian employs the Adviser to manage assets that they control.

Principal Shareholders. The following table provides certain information as of April 6, 2026 with respect to persons known to the Trust to be record holders of 5% or more of a class of shares of a Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a Fund can control the Fund and could determine the outcome of a shareholders’ meeting.

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

GROWTH FUND CLASS I
NFSC FBO FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	19.16%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.85%

GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	36.09%

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	23.11%

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	11.57%

23

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

DCGT ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	5.19%

GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	42.30%

EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	40.22%

EDWARD D JONES & CO FOR THE BENEFIT OF THE CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	15.03%

LARGE CAP GROWTH FUND CLASS I
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1100	33.01%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	17.08%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.05%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	7.38%

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2037	6.21%

LARGE CAP GROWTH FUND CLASS N
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	43.71%

24

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	26.01%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	24.04%

LARGE CAP GROWTH FUND CLASS R6
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	21.12%

NATIONAL FINANCIAL SERVS LLC FOR EXCLUSIVE B/O OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	18.18%

EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.70%

MID CAP VALUE FUND CLASS I
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	52.23%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	41.83%

INDIVIDUAL CHICAGO IL	5.94%

MID CAP VALUE FUND CLASS R6
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	69.73%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	24.69%

25

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5.15%

SMALL-MID CAP CORE FUND CLASS I
CHARLES SCHWAB & CO INC 211 MAIN ST FL 17 SAN FRANCISCO CA 94105-1901	80.65%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.47%

RELIANCE TRUST CO FBO CITY NATIONAL BANK FL C/C PO BOX 570788 ATLANTA GA 30357-3114	5.95%

MARIL & CO FBO 8M C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N – ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE WI 53223-2422	5.15%

SMALL-MID CAP CORE FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	80.52%

EMPOWER TRUST FBO ADVOCATE AURORA HEALTH NQ PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	11.73%

SMALL-MID CAP GROWTH FUND CLASS I
NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	30.58%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.47%

26

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	7.40%

SMALL-MID CAP GROWTH FUND CLASS N
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	54.51%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	20.84%

SMALL-MID CAP GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	59.40%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	5.98%

SMALL-MID CAP VALUE FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	67.46%

WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	32.54%

SMALL-MID CAP VALUE FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	54.67%

WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	40.98%

27

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

SMALL CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	26.89%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	26.81%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.04%

VALLEE & CO FBO FCB C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	6.94%

SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	32.86%

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	32.68%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.83%

SMALL CAP GROWTH FUND CLASS R6
NFSC LLC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 5TH FL JERSEY CITY NJ 07310-1995	62.46%

TEAMSTERS NATIONAL 401K SAVINGS PLAN 8525 E ORCHARD RD 6T3 GREENWOOD VILLAGE CO 80111-5002	7.62%

28

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

IOWA JUDICIAL RETIREMENT SYSTEM STATE CAPITOL BUILDING ROOM 114 DES MOINES IA 50319	7.41%

SMALL CAP VALUE FUND CLASS I
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	67.39%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	19.85%

SMALL CAP VALUE FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	26.99%

NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	22.08%

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	9.02%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.14%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.82%

INDIVIDUAL SAN MARCOS TX	5.48%

SMALL CAP VALUE FUND CLASS R6
MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	44.78%

29

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

WSSC EMPLOYEES RETIREMENT PLAN 14501 SWEITZER LN FL 11 LAUREL, MD 20707-5901	20.31%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.92%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	8.80%

STATE STREET BANK AND TRUST FOR HOWARD COUNTY TRUST FBO HOWARD COUNTY U/A 12/24/97 200 NEWPORT AVENUE EXT FL 7 ATTN E HAYES QUINCY MA 02171-2145	5.79%

GLOBAL LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	42.58%

NFSC 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	37.15%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1100	7.23%

GLOBAL LEADERS FUND CLASS N
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	67.52%

NABANK & CO PO BOX 2180 TULSA OK 74101-2180	9.64%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.04%

30

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

GLOBAL LEADERS FUND CLASS R6
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	33.82%

NFSC 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	28.76%

INDIVIDUAL CHICAGO IL 60606-5042	14.62%

INDIVIDUAL MINNETONKA MN 55343-3504	14.30%

INTERNATIONAL LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	42.87%

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	24.89%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.84%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	5.06%

INTERNATIONAL LEADERS FUND CLASS N
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	78.63%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.77%

31

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NFSC FBO OUR CUSTOMERS 200 LIBERTY STREET 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	5.38%

INTERNATIONAL LEADERS FUND CLASS R6
NFSC LLC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 5TH FL JERSEY CITY NJ 07310-1995	38.54%

BANK OF AMERICA FBO CUST SEALY & SMITH FNP-WILLBLAIR PO BOX 843869 DALLAS TX 75284-3869	15.54%

MITRA & CO FBO 98 C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N – ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	10.85%

SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.23%

INTERNATIONAL GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	46.89%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	18.17%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	14.22%

J.P. MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	5.31%

32

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

INTERNATIONAL GROWTH FUND CLASS N
NFSC FBO OUR CUSTOMERS 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1108	50.65%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	35.41%

INTERNATIONAL GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	79.40%

WELLS FARGO BANK NA FBO OMNIBUS CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	7.01%

INSTITUTIONAL INTERNATIONAL GROWTH FUND
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	23.69%

NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 1 WORLD FIN CTR ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281-1003	11.42%

BLUE CROSS AND BLUE SHIELD OF MASSACHUSETTS HMO BLUE INC 101 HUNTINGTON AVE STE 1300 BOSTON MA 02199-7611	9.99%

FIRST PREMIER BANK REINVEST 6010 S MINNESOTA AVE SUITE 208 SIOUX FALLS SD 57108-2715	9.42%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	7.66%

33

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NORTHERN TRUST AS CUSTODIAN FBO JOHN MUIR HEALTH PO BOX 92956 CHICAGO IL 60675-2994	7.15%

UNIVERSITY OF HOUSTON SYSTEM OFFICE OF THE TREASURER PO BOX 988 HOUSTON TX 77001-0988	6.93%

BLUE CROSS AND BLUE SHIELD OF MASSACHUSETTS INC 101 HUNTINGTON AVE STE 1300 BOSTON MA 02199-7611	5.99%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	89.53%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	53.11%

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773	10.50%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7.26%

MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.06%

OPPENHEIMER & CO INC FBO INDIVIDUAL IRA GROSSE POINTE MI 48236-2470	5.73%

INTERNATIONAL SMALL CAP GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 1 WORLD FIN CTR ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281-1003	61.90%

34

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	22.28%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.58%

J.P. MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	5.92%

EMERGING MARKETS LEADERS FUND CLASS I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	25.02%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	21.91%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	14.29%

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	12.16%

INTERACTIVE BROKERS LLC
CASH DISTRIBUTION OMNIBUS ACCOUNT 1 2 PICKWICK PLAZA GREENWICH CT 06830-5576	7.15%

EMERGING MARKETS LEADERS FUND CLASS N
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	48.51%

35

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	24.66%

INDIVIDUAL BROOKFIELD WI	17.71%

EMERGING MARKETS LEADERS FUND CLASS R6
MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	64.92%

RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	12.65%

THE NORTHERN TRUST COMPANY AS CUSTODIAN FBO INTERMOUNTAIN HEALTHCARE KEY SAVINGS 457(B) PLAN - DV 333 S. WABASH AVENUE CHICACO, IL	10.45%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5.39%

EMERGING MARKETS GROWTH FUND CLASS I
NFSC FBO OUR CUSTOMERS 2 DESTINY WAY MAILZONE WF4C WESTLAKE TX 76262-8100	47.63%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	28.39%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.58%

36

Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

EMERGING MARKETS GROWTH FUND CLASS N
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	39.19%

NFSC FBO OUR CUSTOMERS 2 DESTINY WAY MAILZONE WF4C WESTLAKE TX 76262-8100	23.01%

MLPF&S INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	21.90%

EMERGING MARKETS GROWTH FUND CLASS R6
EMPOWER TRUST FBO WILLIAM BLAIR INTL GROWTH 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	28.46%

NFSC FEBO OUR CUSTOMERS 200 LIBERTY STREET 1 WORLD FIN CTR ONE WORLD FINANCIAL CENTER ATTN MUTUAL FUNDS DEPT 5TH FL NEW YORK NY 10281-1003	16.00%

THE NORTHERN TRUST COMPANY FBO TNT LDN CITY OF MILWAUKEE EMPL RET SYS MILWAUKEE BLAIR PO BOX 92994 CHICAGO IL 60675-0001	8.98%

MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.28%

EMERGING MARKETS EX CHINA GROWTH FUND CLASS I
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	67.06%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	21.73%

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Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

NATIONAL FINANCIAL SVCS LLC FBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	8.35%

EMERGING MARKETS EX CHINA GROWTH FUND CLASS R6
THE ROYAL INST FOR THE ADVANCEMENT OF LEARNING/ MCGILL UNIVERSITY 688 SHERBROOKE ST W STE 1420 MONTREAL QUEBEC H3A 3R1 CANADA	81.68%

STEPH & CO STEPHENSON NATIONAL BK & TR 1820 HALL AVE MARINETTE WI 54143-1715	16.48%

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS I
UBS WM USA OMNI ACCOUNT M/F SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	24.82%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1100	21.10%

NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	16.69%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.33%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.76%

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS N
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	34.85%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	33.36%

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Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.99%

UBS WM USA OMNI ACCOUNT M/F SPEC CDY 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.91%

INDIVIDUAL ARLINGTON VA	8.52%

EMERGING MARKETS SMALL CAP GROWTH FUND CLASS R6
NFSC FEBO OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	72.51%

CHARLES SCHWAB & CO INC FBO 73300357 211 MAIN ST FL 17 SAN FRANCISCO CA 94105-1901	12.92%

MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.01%

J.P. MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	6.62%

CHINA GROWTH FUND CLASS I
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	71.58%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	23.26%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.16%

CHINA GROWTH FUND CLASS R6
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	82.75%

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Name And Address of Record Owner	Percentage Owned of Outstanding Common Shares

INDIVIDUAL CHICAGO IL	6.75%

EMERGING MARKETS DEBT FUND CLASS I
COVIE & CO C/O COVENANT TRUST COMPANY 141 W. JACKSON BLVD., SUITE 1850A CHICAGO IL 60604-3518	53.77%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	38.77%

EMERGING MARKETS DEBT FUND CLASS R6
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	58.99%

NATIONAL FINANCIAL SERVS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	32.44%

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Adviser. In purchasing and selling portfolio securities, the Adviser seeks to obtain the most favorable overall result, taking into account the net price, the method of execution, research and other services provided by the broker.

Portfolio transactions may increase or decrease the return of a Fund depending upon the Adviser’s ability to efficiently execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). A Fund’s turnover rate will vary from year to year due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser’s investment outlook.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Adviser does not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Adviser determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Adviser’s other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Adviser may assign the transaction to a broker that has furnished research services, but the Adviser has no agreement or formula as to allocation of brokerage in such circumstances.

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The Trust may pay to brokers that provide research and other services to the Adviser a commission higher than another broker might have charged if the Adviser determines that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Adviser’s overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research and other services, which are involved in portfolio transactions for the Trust and for the Adviser’s other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research and other services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Adviser’s own efforts, which are undiminished thereby. The Adviser does not believe that its expenses are reduced by reason of such services, which benefit the Trust and the Adviser’s other clients. The Adviser receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Adviser, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Adviser.

The Adviser also participates in “commission sharing arrangements” and “client commission arrangements” under which the Adviser effects transactions through a broker-dealer and requests that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Adviser also utilizes Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Adviser will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by the Adviser for the purpose of funding a pool to be used to pay for research services received by the Adviser from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Adviser believes that participating in commission sharing and client commission arrangements enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Adviser also believes such research services are useful in its investment decision-making process by, among other things, providing access to a variety of high-quality research, access to individual analysts and availability of resources that might not be available to the Adviser absent such arrangements.

During the fiscal years or period, as applicable, ended December 31, 2025, 2024 and 2023, each Fund paid total brokerage fees in the amounts shown in the table below. None of the brokerage fees paid by the Funds were paid to a broker that was an affiliated person of the Trust or to a broker of which an affiliated person was an affiliated person of the Trust or of the Adviser.

Fund	2025	2024	2023
Growth Fund	$63,527	$66,257	$57,905
Large Cap Growth Fund	305,006	271,367	150,133
Mid Cap Value Fund	331	483	292
Small-Mid Cap Core Fund	72,195	111,340	71,816
Small-Mid Cap Growth Fund	649,803	830,079	852,499
Small-Mid Cap Value Fund(1)	1,073	1,381	779
Small Cap Growth Fund	674,342	572,766	456,917
Small Cap Value Fund	813,422	608,411	492,784

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Fund	2025	2024	2023
Global Leaders Fund	24,952	30,163	24,859
International Leaders Fund	1,132,528	819,970	547,862
International Growth Fund	1,328,201	824,846	853,844
Institutional International Growth Fund	931,554	548,079	523,687
International Small Cap Growth Fund	183,543	187,525	135,677
Emerging Markets Leaders Fund	233,682	284,426	243,524
Emerging Markets Growth Fund	1,073,288	961,371	716,031
Emerging Markets ex China Growth Fund(1)	57,455	33,082	20,162
Emerging Markets Small Cap Growth Fund	1,772,928	1,488,586	893,267
China Growth Fund	1,446	1,747	1,921

(1)	The Small-Mid Cap Value Fund commenced operations on August 17, 2023.

The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions, changes in a Fund’s assets, or other factors.

The Adviser does not use the Funds’ brokerage commissions to pay for non-research items. During the fiscal year ended December 31, 2025, the following amounts of brokerage commissions for each Fund were used to pay third parties for third-party research.

Fund
Growth Fund	$15,573
Large Cap Growth Fund	102,085
Mid Cap Value Fund	112
Small-Mid Cap Core Fund	16,982
Small-Mid Cap Growth Fund	144,855
Small-Mid Cap Value Fund	452
Small Cap Growth Fund	114,377
Small Cap Value Fund	252,685
Global Leaders Fund	4,559
International Leaders Fund	41,426
International Growth Fund	179,984
Institutional International Growth Fund	127,050
International Small Cap Growth Fund	32,612
Emerging Markets Leaders Fund	12,011
Emerging Markets Growth Fund	19,810
Emerging Markets ex China Growth Fund	2,751
Emerging Markets Small Cap Growth Fund	107,339
China Growth Fund	—

Purchases and sales of fixed income securities for the Emerging Markets Debt Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, in which case brokerage commissions are not paid by the Fund. No brokerage commissions were paid for purchases and sales of fixed income securities by the Emerging Markets Debt Fund during the fiscal years ended December 31, 2025, 2024 and 2023. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is prompt execution of orders in an effective manner at the most favorable price.

Generally, the investment decisions for the Funds are the same as the investment decisions for all of the Adviser’s accounts within the same investment strategy. However, investment decisions for the Funds may be

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reached independently from those for other accounts managed by the Adviser. In addition, some other accounts may make investments in the same type of instruments or securities as the Funds at the same time as the Funds. Such other accounts may include private investment funds operated by the Adviser that compete directly with the Funds for securities—particularly those sold in private placements or initial public offerings. The Adviser and its personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Funds. In those instances where the Funds and another client of the Adviser trade in the same type of instrument at the same time, the Adviser has established trade order aggregation and trade allocation procedures to allocate such trades among its various clients and the Funds equitably. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

Although the Adviser may execute portfolio transactions for the Funds under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Adviser or any affiliated broker-dealer of the Adviser is not compensated for executing portfolio transactions for the Funds. The Funds may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant or lead underwriter, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Funds are required to identify any securities of their “regular brokers or dealers” (as defined in the 1940 Act) that the Funds have acquired during the most recent fiscal year. The Funds held no such securities during the fiscal year ended December 31, 2025.

Disclosure of Portfolio Holdings. The Funds do not disseminate nonpublic information about portfolio holdings except in accordance with the Trust’s policies and procedures. The Trust’s policies and procedures governing disclosure of portfolio holdings permit nonpublic portfolio holdings information to be shared with the Trust’s service providers and others who generally need access to such information in the performance of their duties and responsibilities, such as the Adviser and the Trust’s custodian and fund accounting service provider, pricing services, independent public accountants, attorneys, Trustees and Officers. In addition, a Fund’s portfolio holdings may be discussed with third parties (e.g., broker/dealers) for the purpose of analyzing or trading such securities. Portfolio holdings information may be disclosed to other individuals or entities, including clients, prospects, intermediaries through which Fund shares are sold, affiliated persons of a Fund (that are not service providers), rating agencies and companies that collect and maintain information about mutual funds only after its public disclosure.

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on the Trust’s website, https://im.williamblair.com/investments/mutual-funds, on or about fifteen days after the month-end. This posted information generally remains accessible for thirty days, until the Trust posts the information for the next calendar month to the Trust’s website. A Fund’s specific portfolio holdings may be disclosed sooner than fifteen days, as applicable, after the month-end if they are publicly disseminated.

Any disclosure of portfolio holdings or characteristics not addressed by the Trust’s policies and procedures must be submitted to the Chief Compliance Officer for review before dissemination. Prior to such disclosure, the Chief Compliance Officer must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund and that the recipient assents or otherwise has a duty to keep the information confidential and agrees in writing not to disclose, trade or make any investment recommendation based on the information received.

As part of this determination, the Chief Compliance Officer will consider any possible conflicts between the interests of the Funds and their shareholders, on the one hand, and those of William Blair and/or any affiliated person of the Funds or William Blair, on the other. Neither the Funds nor William Blair may receive compensation or other consideration in connection with the disclosure of nonpublic portfolio holdings information.

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On a periodic basis, the Chief Compliance Officer of the Funds or his/her designee monitors marketing and sales practices and other communications with respect to the Funds to determine compliance with the Trust’s policies and procedures governing disclosure of portfolio holdings.

The Chief Compliance Officer provides the Board of Trustees or the Compliance Committee thereof with reports of any potential exceptions to, or violations of, such policies and procedures when deemed to constitute a material compliance matter. Each Fund discloses its portfolio holdings to the extent required by law.

The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ policies. These clients are not subject to the Funds’ portfolio holdings disclosure policies described herein and do not owe the Adviser or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for certain Funds that, along with the Fund’s investment objective (except for the China Growth Fund, Emerging Markets Debt Fund, Emerging Markets ex China Growth Fund, Mid Cap Value Fund and Small-Mid Cap Value Fund), cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. Each Fund, except the Large Cap Growth Fund, Global Leaders Fund, China Growth Fund and Emerging Markets Debt Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified series of an open-end management investment company, each Fund (except the Large Cap Growth Fund, Global Leaders Fund, China Growth Fund and Emerging Markets Debt Fund) may not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Each Fund’s election (except the Large Cap Growth Fund, Global Leaders Fund, China Growth Fund and Emerging Markets Debt Fund) to be classified as diversified under the 1940 Act may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund. The Large Cap Growth Fund, Global Leaders Fund, China Growth Fund and Emerging Markets Debt Fund have each elected to be classified as a non-diversified series of an open-end management investment company. As non-diversified series of an open-end management investment company, each Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that a Fund will meet its investment objective.

Fundamental Investment Restrictions

Except as otherwise noted, the following fundamental investment restrictions apply to each Fund:

Concentration. Each Fund except the International Leaders Fund:

will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

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This restriction also does not limit a Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

International Leaders Fund:

The Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities issued by governments or political subdivisions of governments.

This restriction also does not limit the Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing. A Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. A Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. A Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

Commodities. Each Fund except the Mid Cap Value Fund, Small-Mid Cap Value Fund, International Leaders Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund, China Growth Fund and Emerging Markets Debt Fund:

may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by physical commodities.

International Leaders Fund and Emerging Markets Small Cap Growth Fund:

may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving futures contracts, options or other derivative instruments or investing in securities that are secured by commodities.

Mid Cap Value Fund, Small-Mid Cap Value Fund, Emerging Markets ex China Growth Fund, China Growth Fund and Emerging Markets Debt Fund:

may not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities related investments.

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Lending. A Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Policies

The following are each Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

Each Fund may not:

(1)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

The Growth Fund, Large Cap Growth Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund and Emerging Markets Small Cap Growth Fund. may not:

(1)

Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff and provided that transactions in futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies.

Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium capitalized (“mid cap”) companies.

Under normal circumstances, the Small-Mid Cap Core Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) and mid cap companies.

Under normal market conditions, the Small-Mid Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap and mid cap companies.

Under normal circumstances, the Small-Mid Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap and mid cap companies.

Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Small Cap Value Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small cap companies.

Under normal market conditions, the Global Leaders Fund invests at least 80% of its total assets in a portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes worldwide that the Adviser believes have above-average growth, profitability and quality characteristics.

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Under normal market conditions, the International Leaders Fund, International Growth Fund and Institutional International Growth Fund each invest at least 80% of its total assets in a diversified portfolio of equity securities, including common stock and other forms of equity investment (e.g., securities convertible into common stocks), issued by companies of all sizes domiciled outside the U.S. that the Adviser believes have above-average growth, profitability and quality characteristics.

Under normal market conditions, the International Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of small cap companies.

Under normal market conditions, the Emerging Markets Leaders Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal market conditions, the Emerging Markets Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities.

Under normal circumstances, the Emerging Markets ex China Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in emerging markets securities, excluding companies with their principal office in the People’s Republic of China (“PRC”).

Under normal market conditions, the Emerging Markets Small Cap Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market small cap companies.

Under normal circumstances, the China Growth Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies with their principal office in the PRC.

Under normal circumstances, the Emerging Markets Debt Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Each Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

With respect to the Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund: each Fund may invest up to 15% of its net assets (20% for the Small Cap Growth Fund) in foreign securities, which may include American Depositary Receipts or substantially similar investments that are based on foreign securities; however, each Fund may invest only up to 5% of its net assets directly in foreign securities, except the Small-Mid Cap Core Fund and Small-Mid Cap Value Fund.

With respect to the Global Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund: for liquidity purposes, up to 20% of the Fund’s assets may be held in cash (U.S. dollars and foreign currencies) or in short-term securities and domestic and foreign money market instruments, such as government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper and short-term corporate debt securities. None of the Funds have specific rating requirements for their short-term securities.

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INVESTMENT PRACTICES AND RISKS

The Prospectus describes each Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. Not all of the Funds may invest in all of the types of investments listed below.

Borrowings. Each Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Business Development Companies (“BDCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, each Fund may invest in BDCs. BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Funds will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Collateralized Obligations. General Information on Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations (“mortgage-backed securities”). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies) that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such

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mortgage-backed security can be expected to increase. For example, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which certain Funds may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgage-backed securities that the Funds may invest in as described above).

Adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which certain Funds may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to

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guarantee the timely payment of the principal of and interest on certificates (“Ginnie Mae Certificates”) that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government. FHLMC has limited rights to borrow from the United States Treasury.

Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. On September 6, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing them in the conservatorship of the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured

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lending credit facility that was available to FNMA and FHLMC until December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Under the direction of FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform (“CSP”) for the issuance of a uniform Mortgage-Backed Security (“UMBS”) (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac Mortgage-Backed Securities in the “to-be-announced” market. The CSP began issuing UMBS in June 2019. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

The FHFA has made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain Mortgage-Backed Securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorships end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“private pass-throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See “Types of Credit Support,” below.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C

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Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. To the extent a Fund purchases or sells Mortgage TBAs, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage TBAs may also have a leverage-like effect on a Fund and may cause a Fund to be more volatile. In addition, when a fund sells Mortgage TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells Mortgage TBAs without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage-backed securities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage-backed securities, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage-backed securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. A Fund will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the U.S. Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To mitigate the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support

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falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. A Fund, consistent with its investment objective and policies, may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See “General Information on Mortgage-Backed Securities,” above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Emerging Markets Debt Fund and Emerging Markets ex China Growth Fund may invest in mortgage derivative products like inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in

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an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero-coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero-coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero-coupon notes and bonds.

Derivative Instruments. In General. The Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund may use derivative instruments for the purpose of bona fide hedging or

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risk management as well as to equitize cash in situations involving large cash inflows or anticipated large redemptions. The Emerging Markets Debt Fund uses derivatives as part of its principal investment strategies.

Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Certain Funds can also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange.

Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Funds may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated

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exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

(3) Contractual Default and Cross-Default Risk. A default by a Fund under a contract with any single counterparty (or the subsequent termination of such contract), in addition to triggering rights and remedies in favor of the counterparty, may result in or constitute a default by the Fund under other contracts with that counterparty (or any of its affiliates) and/or with other counterparties. Any default by a Fund under one of its contracts and any action taken by one or more counterparties following the Fund’s default could adversely affect the Fund and its investing activities.

(4) Correlation Risk. When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(5) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Funds might be required to make margin payments when they take

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positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Funds were unable to close out their positions in such instruments, they might be required to continue to maintain such accounts or make such payments until the position expired, matured or was closed out. The requirements might impair the Funds’ ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Funds sell a portfolio security at a disadvantageous time. The Funds’ ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds. In addition, if a Fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

(6) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(7) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

(8) Regulatory Risk. It is possible that government regulation of the use of derivatives by mutual funds or of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using derivatives as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain derivatives.

(9) Operational Risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.

For the Emerging Markets ex China Growth Fund and Emerging Markets Debt Fund, unfavorable regulatory developments could ultimately prevent the Funds from being able to implement its investment strategies. It is impossible to predict the effects of future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Funds to use certain derivatives as a part of their investment strategies and could alter, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act changed the way in which the U.S. financial system is

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supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted rules and regulations enacting provisions of the Dodd-Frank Act. Some requirements may directly impact a Fund, including, for example, the CFTC’s rules that apply an aggregation standard for position limit purposes. Other requirements, even if not directly application to a Fund (for example, limits or requirements imposed on the fund’s transaction counterparties), may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.

General Limitations on Derivatives. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC and various state regulatory authorities. In addition, the Funds’ ability to use derivative instruments may be limited by certain tax considerations. Current CFTC requirements subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments. To the extent the Funds use CFTC-regulated futures, options and swaps, they intend to do so below such prescribed levels and will not market themselves as “commodity pools” or vehicles for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” with respect to the Funds under the CEA.

Certain derivatives transactions expose a Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may buy or write (sell) put and call options on assets, such as securities, currencies, futures, commodities, commodities indices and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long position, and the purchase of a put option serves as a short position. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. If a Fund uses options for hedging purposes, writing call options may serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise

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price of the call option, it can be expected that the option will be exercised and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options may serve as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Funds will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Funds may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Funds may terminate an obligation under a call or put option that they had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Funds may terminate a position in a put or call option they had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Funds and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds’ ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration. If the Funds were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Funds also may engage in options transactions as described above on securities indices and other financial or commodities indices and, in so doing, can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial or commodities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from their effectiveness.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity or fixed income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities, or commodities. The Funds may also purchase put and call options, and write covered put and call options, on futures in which they are allowed to invest. If a Fund uses futures for hedging purposes, the purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates.

Each Fund except the Emerging Markets Debt Fund, which may use futures contracts as part of its principal investment strategies, uses futures contracts primarily for the purpose of bona fide hedging or risk management. Each such Fund may, however, use futures contracts to equitize cash as well, particularly in situations involving large cash inflows or anticipated large redemptions. For each Fund except the Emerging Markets Debt Fund, a Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds’ exposure to market or interest rate fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Funds realize a gain; if it is more, the Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the futures contract.

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Margin must be deposited when entering into a futures contract or writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of their initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds’ obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, they might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Funds were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, they could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the underlying investments. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the underlying investments. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. Swap agreements include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default, variance and volatility swaps and related caps, floors and collars. Each Fund except the Emerging Markets ex China Growth Fund, Emerging Markets Debt Fund and China Growth Fund, will use such instruments solely for the purpose of bona fide hedging or risk management, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return or spread. The Funds also may

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enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Funds anticipate purchasing at a later date. The Emerging Markets ex China Growth Fund, Emerging Markets Debt Fund and China Growth Fund, may each use swaps as part of its principal investment strategies. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts (see additional disclosure below regarding requirements under the Dodd-Frank Act for the clearing of swaps). In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor”; and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements in interest or values exceeding given minimum or maximum levels. The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund).

Whether a Fund’s use of swap agreements will be successful depends, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on a Fund by the Code also may limit the Fund’s ability to use swap agreements.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act requires certain OTC derivatives, such as swaps and security-based swaps (referred to collectively as “swaps”), in which the Funds may be authorized to invest to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations

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adopted by the SEC, the CFTC, and/or the prudential regulators (as described below). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits. Other federal regulators, including the US Federal Reserve Bank, the US Office of the Comptroller of Currency, the US Federal Deposit Insurance Corporation, the US Farm Credit Administration and the US Federal Housing Finance Authority (collectively, “prudential regulators”) are responsible for adopting rules establishing capital and margin requirements for swap dealers and major swap participants for which there exists an applicable prudential regulator.

As of the date of this SAI, central clearing is required only for certain market participants trading certain swaps, although central clearing for additional swaps is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. The CFTC, the prudential regulators and the SEC have each completed rulemakings under the Dodd-Frank Act on margin for uncleared OTC swaps (and option agreements that qualify as swaps). The CFTC and prudential regulator variation margin requirements went into effect for the largest swap entities in September 2016, and went into effect for financial end users in March 2017. The CFTC and prudential regulator initial margin requirements, and the SEC variation and initial margin requirements went into effect in full in 2022. Under these regulations, swap dealers (such as sell-side counterparties to swaps), major swap participants, and financial end users (such as buy-side counterparties to swaps who are not physical traders) are required in most instances, to post and collect initial and variation margin for their OTC swaps, depending on the regulatory classification and swap positions of their counterparty. As a result of these requirements, additional capital will be required to be committed to the margin accounts to support transactions involving uncleared OTC swaps and, consequently, these transactions may become more expensive. These developments could adversely impact the profitability (if any) to the Funds from entering into these transactions.

Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on a Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade.

However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. Future legislation and rules may exert a negative effect on a Fund, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell OTC derivatives.

Additional information about certain swap agreements that the Funds may be authorized to utilize is provided below.

Total Return Swaps. A total return swap is a contract whereby two parties agree to make payments to each other based on the positive or negative performance of an underlying asset (e.g., security, index or other financial instrument). The payments to be made in connection with a total return swap are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested in the underlying asset). In certain total return swaps, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount.

Interest Rate Swaps. Interest rate swaps involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

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Credit Default Swaps. The Emerging Markets Debt Fund may enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). The Fund may be a buyer or seller of a credit default swap. Where the Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will lose its premium payment and recover nothing. However, if the Fund is a buyer and a credit event occurs, the Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, the Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, the Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Variance and Volatility Swaps. The Emerging Markets Debt Fund may enter into variance and volatility swaps. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset. A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a specified underlying asset over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of the specified underlying asset increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Adviser expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Funds’ investment objective and permitted by the Funds’ investment limitations, operating policies and applicable regulatory authorities.

Dividend-Paying Investments Risk. A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform

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securities that do not pay dividends. Additionally, depending upon certain market and economic conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. A sharp rise in interest rates or an economic downturn may cause issuers that have paid regular dividends or distributions to shareholders to abruptly reduce or eliminate its dividend. To the extent that dividend-paying securities are concentrated in only a few market sectors, a Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. This may limit the ability of a Fund to produce current income.

Distressed Securities. The Emerging Markets Debt Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. In addition, investments of the Fund may become distressed or bankrupt following the Fund’s initial acquisition of the security. Historically, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher occurrence of default by the issuers of these instruments. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be speculative.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Distressed investments may require active participation by the Adviser in the restructuring of the Fund’s investment or other actions intended to protect the Fund’s investment; however, there may be situations where the Adviser may determine to not so participate due to regulatory, tax or other considerations. In addition, the Fund may participate on creditors’ committees to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to additional expenses (including legal fees) and may make the Fund an “insider” of the issuer for purposes of the federal securities laws. This may result in increased litigation risks to the Fund or may restrict the Adviser’s ability to dispose of the security.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Securities. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. Common stock represents an ownership interest in a company. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income. The value of the equity

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securities the Fund holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected.

Exchange-Traded Notes. The Emerging Markets Debt Fund may invest in exchange traded notes (“ETNs”). ETNs are securities that combine aspects of a bond and an exchange-traded fund (“ETF”). ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates may lower a Fund’s value and the overall return on your investment as high interest rates could drive down the prices of bonds and other fixed income securities. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from a Fund’s performance. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time.

Foreign Securities. Each Fund may invest in foreign securities. The Emerging Markets Debt Fund may invest in securities issued by foreign governments, agencies, corporations and money market instruments. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the foreign issuers be subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. Financial or accounting information with respect to issuers located in these countries may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting

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information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers. It may also be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.

The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject. In addition, a Fund may invest in passive foreign investment companies, which are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

The imposition of sanctions, trade restrictions (including tariffs and other trade barriers) and other government restrictions by the United States or other governments could, among other things, (i) restrict or eliminate the Funds’ ability to purchase, sell or value foreign securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, (ii) significantly delay or prevent the settlement of certain foreign securities transactions, and (iii) force the Funds to sell or otherwise dispose of foreign securities at inopportune times or prices.

In addition, tariffs and other trade barriers imposed by the United States or other governments have increased recently and may continue to increase, which could disrupt global trade, adversely affect the economies of the countries in which the Funds invest, and reduce the value of a Fund’s foreign holdings.

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Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Funds may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

A Fund that has exposure to certain countries can be expected to be impacted by the political (including geopolitical) and economic conditions within such countries.

Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. As a result, the risks of investing in emerging markets are further magnified in frontier markets.

Depositary Receipts. Foreign securities may be purchased through depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

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ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Risks of Investing in Russia. On February 24, 2022, Russia invaded Ukraine and the resulting war is ongoing. The United States and other countries have responded by imposing broad-ranging economic sanctions on Russia and certain Russian individuals, corporations and banking entities, including the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions and other intergovernmental actions may result in devaluation of Russian currency, a downgrade in credit ratings of Russian securities or those of companies located in or economically tied to Russia, a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, and increased market volatility and disruption in Russia and throughout the world. These sanctions will result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. In addition, retaliatory action by the Russian government could involve the seizure of assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results have harmed Russia’s economy, disrupted the markets for certain Russian commodities, such as oil and natural gas, affected global supply chains, and resulted in higher inflation. It is impossible to predict the extent and duration of Russia’s military or other hostile actions (including espionage and cyber attacks), the United States and other countries’ sanctions, Russia’s retaliatory actions and resulting market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the Russian ruble against the U.S. dollar.

Risks of Investing in China. By investing in securities or instruments that are economically tied to the PRC excluding Hong Kong, Macau and Taiwan, a Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. The PRC has had a relatively stable political environment in recent periods but such stability is not guaranteed to continue. A Fund’s exposure to the PRC is also subject to certain other risks including, among others, risks associated with (i) inefficiencies associated with inconsistent growth, (ii) the limited operating history and relatively small size of many companies in China, (iii) the potential for, at times significant, government intervention in markets or the economy at large, (iv) the uncertainty inherent in, and potential changes that could be made in respect of, the rules and regulations of the market access programs that govern many investments in the PRC, and (v) uncertainty in whether the PRC’s

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government is committed to continuing economic reforms. In addition to these risks, the relationship between the PRC and Taiwan and/or the PRC and Hong Kong may present a risk to the Fund’s investment in either the PRC, Taiwan or Hong Kong. Controls on foreign investment in the PRC and limitations on repatriation of invested capital present additional risks for a Fund’s investment in the PRC. Although there has been a recent relaxation of requirements governing the repatriation of funds under certain market access programs, it is not clear whether and how these relaxed requirements will be implemented in practice. As a result, due to regulatory requirements in the PRC, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time—which could result in losses for a Fund. Securities exchanges in the PRC also typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.

In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the PRC to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. Such access has been followed by multiple settled PCAOB disciplinary orders involving China-based firms. To the extent the PCAOB is unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

A Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies.

Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance

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requirements as the United States. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.

While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs are not formally recognized under Chinese law. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure. Other risks associated with such investments include the risk that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”), which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. Although the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company.

Risks of Investing through China Stock Connect. The Shanghai-Hong Kong and Shenzhen-Hong Kong stock connect program (the “Stock Connect”) is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depositary and Clearing Corporation Limited (“ChinaClear”) with an aim to achieve mutual stock market access between the PRC and Hong Kong.

Quota Limitations. The Stock Connect is subject to quota limitations; in particular, once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict a Fund’s ability to invest through the Stock Connect on a timely basis, and the relevant Fund may not be able to effectively pursue its investment strategy.

Legal/Beneficial Ownership. The SSE and SZSE A-shares in respect of the Funds are held by the Depositary/sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as central securities depositary in Hong Kong. HKSCC in turn holds the SSE and SZSE A-shares, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear. The precise nature and rights of the Funds as the beneficial owners of the SSE and SZSE A-shares through HKSCC as nominee is not well defined under PRC law. Because HKSCC is only a nominee holder and not the beneficial owner of SSE or SZSE A-shares, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, investors should note that SSE and SZSE A-shares will not be regarded as part of the general assets of HKSCC available for distribution to creditors even under Mainland China law. However, HKSCC will not be obliged to take any legal action or enter into court

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proceedings to enforce any rights on behalf of investors in SSE or SZSE A-shares in Mainland China. Foreign investors, like the Funds investing through the Stock Connect holding the SSE or SZSE A-shares through HKSCC, are the beneficial owners of the assets and are therefore eligible to exercise their rights through the nominee only.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in SSE and SZSE A-shares under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

Suspension Risk. Each of the Stock Exchange of Hong Kong (“SEHK”), SSE and SZSE reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, a Fund’s ability to access the PRC market will be adversely affected.

Differences in Trading Day. The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC market but the Funds cannot carry out any trading via the Stock Connect. The Funds may be subject to a risk of price fluctuations during the time when the Stock Connect is not trading as a result.

Restrictions on Selling Imposed by Front-end Monitoring. PRC regulations require that before an investor sells any A-share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling. If a Fund intends to sell certain A-shares it holds, it must transfer those shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, a Fund may not be able to dispose of its holdings in a timely manner.

Operational Risk. The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on-going basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. A Fund’s ability to access the market (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The Stock Connect is a novel concept. The current regulations are relatively new and untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in the PRC and Hong Kong in connection with operations, legal

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enforcement and cross-border trades under the Stock Connect. Funds may be adversely affected as a result of such changes.

Recalling of Eligible Stocks. When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold but is restricted from being bought. This may affect the investment portfolio or strategies of the relevant Funds, for example, if the Adviser wishes to purchase a stock that is recalled from the scope of eligible stocks.

No Protection by Investor Compensation Fund. Investment in SSE and SZSE A-shares via the Stock Connect is conducted through brokers, and is subject to the risks of default by such brokers’ in their obligations. Investments of Funds are not covered by the Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of SSE and SZSE A-shares via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Therefore, the Funds are exposed to the risks of default of the broker(s) it engages in its trading through the Stock Connect.

Risks of Investing through China Bond Connect. The China Growth Fund may invest in bonds traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect Securities”). Bond Connect is an arrangement between Hong Kong and Mainland China that enables Hong Kong and overseas investors to trade various types of fixed income instruments in the CIBM through a connection between the relevant respective financial infrastructure institutions. Eligible foreign investors may submit trade requests for bonds circulated in the CIBM market through offshore electronic bond trading platforms (such as Tradeweb and Bloomberg), which will in turn transmit the requests for quotation to the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”). CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS. Under the settlement link between CMU, as an offshore custody agent, and the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), as onshore custodians and clearing institutions in Mainland China, CCDC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction of delivery versus payment (“DVP”) settlement, the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the PRC may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), the Fund may sustain losses.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected.

A failure or delay by CMU, CCDC or SCH in the performance of their respective obligations may result in a failure of settlement, or the loss, of Bond Connect Securities and/or monies in connection with them and the Fund may suffer losses as a result. In the event that the nominee holder (i.e., CMU) becomes insolvent, such Bond Connect Securities may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

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Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.

Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Furthermore, the Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This custody arrangement subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a beneficial owner as well as the risks of settlement delays and counterparty default or error of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in their investments through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are relatively new and courts in Mainland China have limited experience in applying the concept of beneficial ownership. As such, the Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Investing through Bond Connect will subject the Fund to Chinese laws and rules applicable to investors in Chinese fixed income instruments. Therefore, the Fund’s investments through Bond Connect are generally subject to Mainland China’s securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong’s Investor Compensation Fund, which is set up to protect against defaults of trades, when investing through Bond Connect. Finally, uncertainties in Mainland China’s tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of interests and capital gains payable to overseas investors currently is unsettled.

Bond Connect is a relatively new program and may be subject to further interpretation, guidance or modifications. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect as published or applied by any of the authorities are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended, discontinued or abolished in the future. In addition, the trading, settlement and information technology systems required for overseas investors to trade through Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Bond Connect are uncertain and may affect the Fund’s investments.

Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit their positions and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.

Potential lack of liquidity due to low trading volume of certain Bond Connect Securities may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose the Fund to liquidity risks. The bid and offer spreads of the prices of Bond Connect Securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

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Hedging activities under Bond Connect are subject to Bond Connect regulations and any prevailing market practice. There is no guarantee that the Fund will be able to carry out hedging transactions at terms which are satisfactory and to the best interest of the Fund. The Fund may also be required to unwind its hedge in unfavorable market conditions.

The People’s Bank of China will exercise on-going supervision of the Fund as a participant in the CIBM and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or the Adviser in the event of non-compliance with the local market rules as well as Bond Connect regulations.

As a result of investing in the PRC, the Fund may be subject to withholding and various other taxes imposed by the PRC.

Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC Corporate Income Tax (“CIT”) exemption and 50% CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui 2016 No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and value-added tax (“VAT”) at a rate of 6%. On November 22, 2018, the Ministry of Finance and State Administration of Taxation jointly issued Circular 108, the circular dated 7 November 2018 on the Taxation Policy of Corporate Income Tax and Value-Added Tax in relation to Bond Investments made by Offshore Institutions in Domestic Bond Market, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC withholding income tax and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, which is subject to clarification from the PRC tax authorities.

Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.

The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of the Fund.

Forward Foreign Currency Transactions. The foreign securities held by each Fund may be denominated in foreign currencies and the Funds may hold foreign currency in connection with such investments. As a result, the value of the assets held by the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which a Fund’s securities are denominated may have a detrimental impact on that Fund.

A Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Funds may engage in forward currency

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contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Funds hold or intend to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract. Each Fund except the Emerging Markets Debt Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.

The Emerging Markets ex China Growth Fund and Emerging Markets Debt Fund may also enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

The Funds may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities they currently own. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Funds realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to a Fund will depend on the ability of the Adviser to accurately predict future currency exchange rates.

Foreign Currency Futures. Each Fund may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates the activities of any foreign boards of

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trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Funds) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities. Each Fund may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s, Moody’s Ratings or Fitch Ratings).

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund’s net asset value.

A Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Hybrid Bonds. The Emerging Markets Debt Fund may invest in hybrid bonds. Hybrid bonds are securities that have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pre-tax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

Illiquid Securities. Illiquid securities are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a Liquidity Risk

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Management Program as required by Rule 22e-4 under the 1940 Act, pursuant to which the administrator of the Liquidity Risk Management Program (the “Liquidity Risk Management Program Administrator”) determines and monitors each security’s liquidity. The Board of Trustees has designated the Adviser’s Liquidity Risk Management Committee, which is a multidisciplinary committee comprised of individuals serving in various roles in different departments with the Adviser, as the Liquidity Risk Management Program Administrator.

Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

Inflation. Certain Funds’ investments are subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline as can the purchasing power of the Fund’s distributions). A Fund’s dividend rates or borrowing costs, where applicable, may increase during periods of inflation. This may further reduce the Fund’s performance. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change). The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and geopolitical events, including armed conflicts, among other factors. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. Risks associated with inflation are greater for debt instruments with longer maturities and especially those that pay a fixed rather than the variable interest rate. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets. There is no guarantee that actions taken by the Fed and other governmental bodies to reduce inflation will be effective.

Investment Companies. Subject to the provisions of the 1940 Act and rules thereunder, each Fund may invest in the shares of investment companies that may include ETFs or business development companies. The Emerging Markets ex China Growth Fund may also invest in closed-end funds and unit investment trusts. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, when a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit diversified investments in foreign markets that are smaller than those in which a Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of a Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, when a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Aggressive Investment Technique Risk. Other investment companies may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Another investment company’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the other investment company to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also

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exposes another investment company to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each other investment company expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and another investment company will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust another investment company’s position in a particular instrument when desired.

Borrowing/Leverage Risk. Other investment companies may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the other investment company’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by another investment company will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the other investment company pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the other investment company compared with what it would have been without borrowing. When the other investment company borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Commodity Risk. Investing in other investment companies that have exposure to investments in the commodities market may subject a Fund to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain other investment companies may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities, commodity-linked investments, derivatives and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in inflation and interest rates, commodity index volatility, foreign currency exchange rates and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events, epidemics and public health emergencies and economic, political and regulatory developments. A Fund’s ability to invest in other investment companies that invest in or have exposure to investments in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Concentration Risk. Some other investment companies may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the other investment company will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based other investment company may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an other investment company will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, a Fund may invest in investment companies that focus on hedging or alternative investment strategies.

Correlation Risk. There is a risk that changes in the value of hedging instruments used on other investment companies will not match those of the investment being hedged. Other investment companies benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Currency Risk. Each Fund’s assets and net asset value are denominated in U.S. dollars. Investing in other investment companies that have exposure to currencies other than the U.S. dollar involves certain risks. The

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value of such other investment company’s shares relates directly to the value of foreign securities held by the other investment company. Fluctuations in the price of foreign securities could materially and adversely affect the value of the other investment company’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of mutual funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of another investment company’s holding such a currency will decline as well.

Distressed and Defaulted Securities Risk. The other investment companies may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Geographical Concentration Risk. Certain other investment companies that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, other investment companies that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Non-Diversified Risk. Certain other investment companies have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the other investment company more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to another investment company whose index underlying its benchmark comprises a small number of stocks or other securities.

Large Redemptions. Large redemption activity could result in a Fund being forced to sell portfolio securities at a loss or before the Adviser would otherwise decide to do so. In such circumstances, the large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent a Fund is invested in a money market fund, regulation applicable to money market funds may subject the Fund’s redemption from such money market fund to liquidity fees and/or redemption gates under certain circumstances, including in periods of market illiquidity. Large redemptions may also result in increased expense ratios (including as a result of the Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund’s portfolio because the Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Large redemptions may result in a Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.

Large Trade Notifications. A Fund or its agent may from time to time receive notice that a current or prospective investor will place, or that a financial intermediary has received, a purchase, redemption or exchange order for a large trade in a Fund’s shares. A Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time a Fund entered into

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such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time a Fund enters into portfolio transactions based on those orders and may permit a Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The current or prospective shareholder or financial intermediary, as applicable, may not, however, ultimately process the order. In this case, (i) if a Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if a Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the current or prospective shareholder or financial intermediary, as applicable, indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Lending. The Funds have no present intention to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, each Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

Market Conditions and Events. As global economies and financial markets become increasingly interconnected, political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease, epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, economic sanctions, tariffs, or trade restrictions, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political (including geopolitical) or economic conditions or events. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to such conditions and events that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, such negative political (including geopolitical) and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

U.S. and global markets have at times experienced significant volatility, including as a result of disruptions in the banking sector. Continued volatility and uncertainty in financial markets, a downturn in economic and financial conditions could have an adverse impact on the Funds and issuers in which they invest.

In addition, certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

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New Companies. The Funds may invest their assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer securities outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant amounts of such securities without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ securities could significantly decline in value. Therefore, an investment in the Funds may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

Non-Diversification Risk. The Large Cap Growth Fund, Global Leaders Fund, China Growth Fund and Emerging Markets Debt Fund are non-diversified, meaning that they are permitted to invest a larger percentage of their respective assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Publicly Traded Partnerships. Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund

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generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares. A Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. The Adviser will review and monitor the creditworthiness of broker-dealers and banks with which a Fund enters into repurchase agreements. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(a)(2) commercial paper deemed to be liquid), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, in accordance with its procedures for monitoring liquidity.

Reverse Repurchase Agreements. The Emerging Markets Debt Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

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Royalty Income Trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and that controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Section 4(a)(2) Paper. The Emerging Markets Debt Fund may invest in commercial paper issued in reliance upon the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933 (“Section 4(a)(2) paper”). The Fund may also invest in Section 4(a)(2) paper from time to time in connection with certain mortgage-backed transactions. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(a)(2) paper to be liquid; however, pursuant to the procedures approved by the Board of Trustees, if a particular investment in Section 4(a)(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. Information on the procedures for liquidity determinations for the Fund’s portfolio holdings and the ongoing monitoring of Fund liquidity is provided under the heading “Illiquid Securities.”

Short Sales. The Emerging Markets Debt Fund can sell securities short. Selling securities short involves selling securities the seller (e.g., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

Short-Term Trading. The Emerging Markets Debt Fund may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading would be expected to increase the Fund’s portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed to shareholders as ordinary income when distributed by the Fund.

Small Companies. While smaller companies generally have the potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange and the frequency and volume of their trading

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is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, a Fund and its investments may be adversely impacted by volatility and other developments associated with market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. These risks are intensified for investments in micro cap companies. Investors should be aware that, based on the foregoing factors, an investment in the Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund and Emerging Markets Small Cap Growth Fund and, to a lesser extent, the Growth Fund, Large Cap Growth Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, Emerging Markets Leaders Fund and China Growth Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser’s research efforts may also play a greater role in selecting securities for the portfolio than in a fund that invests in larger, more established companies.

Special Purpose Acquisition Companies. The Growth Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets ex China Growth Fund, Emerging Markets Small Cap Growth Fund and China Growth Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover operating expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the SPAC dissolves and returns to investors their pro rata share of the assets. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition that will be subject to shareholder approval. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Temporary Defensive Position. Each Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Adviser, investments in a Fund’s usual markets or types of investments become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, a Fund may invest up to 100% of its assets in other types of securities or assets, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Adviser determines that a Fund’s defensive strategy is no longer warranted, a Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When a Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

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Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero-coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Emerging Markets Debt Fund may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as the secured overnight financing rate, a bank’s prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Fund may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third-party at an amount approximately equal to the principal amount thereof plus accrued interest (“Variable Rate Demand Securities”). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result,

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warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions. Each Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis (including on a to-be-announced (TBA) basis). When a Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. A Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. A Fund may also engage in when-issued or delayed delivery purchases for the purpose of managing risk associated with interest rate changes. Each Fund reserves the right to sell securities purchased on a when-issued or delayed delivery basis before the settlement date if deemed advisable.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General. The public offering price of all share classes of a Fund is the next determined net asset value. No initial sales charge or contingent deferred sales charge is imposed. Since a Fund’s shares are sold without an initial sales charge, the full amount of the investor’s purchase payment will be invested in shares for the investor’s account. Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the Distributor or the transfer agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see “General Trust Information—Determination of Net Asset Value”) and transmitted to the Distributor or the transfer agent prior to a specified time before the start of the next business day will be confirmed at a price based on the net asset value determined on the day the order was received by the dealer or financial services firm (“trade date”). The Funds reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds’ shares. Some may establish a higher minimum investment requirement than established by the Funds. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients’ return. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds’ transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and

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information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Distributor for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their client’s accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and reimbursement of cash dividends. Such firms may receive compensation from the Funds through the Distributor for these services. This Statement of Additional Information should be read in connection with such firms’ material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Certain financial intermediaries are authorized to accept purchase and redemption orders for the Funds’ shares. Those financial intermediaries may also designate other parties to accept purchase and redemption orders on the Funds’ behalf. Orders for purchase or redemption will be deemed to have been received by the Trust when such financial intermediaries or their authorized designees accept the orders. Subject to the terms of the contract between the Distributor and the financial intermediary, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial intermediaries or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other financial intermediary, that financial intermediary may, at its discretion, charge a fee for that service. The Trust and the Distributor each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trust and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Summary of Fees Paid to William Blair for Class N Shares. In addition to a management fee, under the Distribution Plan, the Funds pay a distribution fee to the Distributor, payable monthly, at the annual rate of 0.25% of average daily net assets of each Fund attributable to Class N shares. The fee is accrued daily as an expense of Class N shares. Class N shares of the Funds may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. See “Other Payments to Third Parties and Affiliates” for more information.

Summary of Fees Paid to William Blair for Class I Shares. In addition to a management fee, Class I shares of the Funds may reimburse William Blair for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. See “Other Payments to Third Parties and Affiliates” for more information. The Funds do not pay a distribution fee for Class I shares.

Summary of Fees Paid to William Blair for Class R6 Shares and Institutional Funds. Class R6 shares of the Funds as well as the Institutional International Growth Fund pay a management fee but do not pay a distribution fee, sub-administration or sub-transfer agency fee.

Share Certificates. Share certificates will not be issued for any share class of the Funds.

Suspension of Redemption or Delay in Payment. The Trust may not suspend the right of redemption or delay payment on its shares for more than seven days except (a) during any period when the New York Stock

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Exchange is closed (other than on weekends and customary holidays); (b) when trading in the markets that the portfolio normally utilizes is restricted or any emergency exists as determined by the SEC, so that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC may permit by order for protection of the Trust’s shareholders.

Special Redemptions. Although it is the present policy of the Funds to redeem shares in cash, the Trust reserves the right to pay the redemption price in whole or in part by a distribution of portfolio instruments in lieu of cash, in conformity with the applicable rules of the SEC, taking such instruments at the same value used to determine net asset value and selecting the instruments in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving instruments and selling them before their maturity could receive less than the redemption value of such instruments and could also incur transaction costs. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem portfolio shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the portfolio during any 90-day period for any one shareholder of record. Distributions of portfolio instruments in redemption of shares is a taxable event to the redeeming shareholder for federal income tax purposes.

Exchange Privileges. Shareholders of Class N, Class I and Class R6 shares may exchange their shares for shares of the corresponding class of other William Blair Funds in accordance with the provisions set forth in the applicable Fund’s prospectus.

General. Exchanges will be effected by redeeming your shares and purchasing shares of the other William Blair Fund or William Blair Funds requested. Shares of a William Blair Fund with a value in excess of $1 million acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the “15 Day Hold Policy”). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The Funds reserve the right to reject any exchange order for any reason, including excessive, short-term (market timing) or other abusive trading practices that may disrupt portfolio management. The total value of shares being exchanged must at least equal the minimum investment requirement of the William Blair Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder’s adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other William Blair Funds from dealers, other firms or the Distributor. Exchanges may be accomplished by a written request or by telephone if the shareholder has given authorization. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for the William Blair Funds that are available for sale in the shareholder’s state of residence.

Conversion Privilege. Class N shareholders who are eligible to invest in Class I shares may request a conversion of their Class N shares to Class I shares of the same Fund. Class I shareholders who are eligible to invest in Class R6 shares may request a conversion of their Class I shares to Class R6 shares of the same Fund. The Funds will consider such requests on a case-by-case basis, provided eligibility requirements and relevant minimums are met. For federal income tax purposes, a same-Fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

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GENERAL TRUST INFORMATION

Determination of Net Asset Value. For each Fund, net asset value is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time). Net asset value is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

U.S. Equity Securities. The value of U.S. equity securities, including ETFs, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective net asset value per share.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. WBIM, as the Valuation Designee (as defined below), has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities. Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements are valued at cost, which approximates fair value.

Derivative Instruments. Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

OTC swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

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Other Valuation Factors. Securities, and other assets, for which a market quotation is not available, or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. The Board has appointed WBIM as the Funds’ valuation designee under Rule 2a-5 under the 1940 Act (“Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WBIM has established procedures for its fair valuation of the Funds’ portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security. WBIM’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and WBIM’s asset-based fees.

Federal Income Tax Matters. The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Fund Taxation. Each series (Fund) of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As such, and by complying with the applicable provisions of the Code regarding the sources of its income, the amount and timing of its distributions and the diversification of its assets, each Fund generally will not be subject to federal income tax on its taxable income (including net short-term and net long-term capital gains) that is distributed to shareholders in accordance with the requirements of the Code. However, a Fund would be subject to federal income tax at corporate rates on any undistributed taxable income.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (which generally are partnerships that are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% of their income from interest, dividends and other permitted regulated investment company income) (“qualifying income”), (ii) distribute with respect to each taxable year an amount equal to or exceeding the sum of 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things dividends, interest and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and 90% of its tax-exempt interest income, net of expenses allocable thereto and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, with respect to each issuer, to an amount no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The

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requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

Each Fund intends to declare and make distributions during the calendar year of an amount sufficient to prevent imposition of a nondeductible 4% federal excise tax. The required distribution generally is the sum of (1) at least 98% of a Fund’s ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gain net income for the twelve-month period ending on October 31 of such calendar year and (3) the sum of all undistributed ordinary income and capital gain net income from any prior year, less any over-distribution from any prior year.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, such Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions (including net tax-exempt interest income and net long-term capital gains, if any), to the extent derived from its current or accumulated earnings and profits, would generally constitute dividends. Such income would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other non-corporate shareholders generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation, provided in both cases certain holding period and other requirements are satisfied.

For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. Any such loss carryforwards will retain their character as short-term or long-term. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation. As of December 31, 2025, the following Funds had capital loss carryforwards approximating the amounts indicated (in thousands):

	Available Capital Loss Carryforwards
Fund	Short Term	Long Term	Total
Mid Cap Value Fund	$—	$—	$—
Small-Mid Cap Value Fund	86	62	148
Small Cap Value Fund	14,835	57,546	72,381
International Leaders Fund	—	—	—
International Small Cap Growth Fund	20,526	—	20,526
Emerging Markets Leaders Fund	42,258	15,108	57,366
Emerging Markets Growth Fund	—	—	—
Emerging Markets ex China Growth Fund	—	—	—
China Growth Fund	2,086	924	3,010
Emerging Markets Debt Fund	4,633	4,384	9,017

If a Fund invests in certain positions, such as zero-coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount

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bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues, as discussed above.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Special federal income tax provisions may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of a Fund’s securities. Specifically, the mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options on broad-based equity indices, forward contracts, futures and foreign currency futures held by a Fund at the end of its taxable year. Under these provisions, 60% of any gain or loss deemed to be recognized at the end of the Fund’s taxable year or arising from actual sales of such positions during the taxable year will generally be treated as long-term capital gain or loss, and 40% of any such gain or loss will generally be treated as short-term capital gain or loss. Although certain foreign currency forward contracts and foreign currency futures contracts are marked-to-market, any gain or loss related to foreign currency fluctuations is generally treated as ordinary income or loss under Section 988 of the Code (see below). In addition, the straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the portfolio has unrealized gains in offsetting positions at year end. Furthermore, a Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing such Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that a Fund receives from another investment company, including certain ETFs, will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Each Fund may invest to a limited degree in publicly traded partnerships that are treated as partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is treated as qualifying income from which a Fund must derive 90% of its gross income. However, at the end of each quarter of its taxable year, no more than 25% of the value of a Fund’s total assets may be invested in securities of qualified publicly traded partnerships. Income a Fund derives from an entity taxed as a partnership but not a qualified publicly traded partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. For federal income tax purposes, a Fund will be taxable on its allocable share of the income of an entity taxed as a partnership regardless of whether the Fund receives any distribution from the partnership. Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements imposed upon regulated investment companies and to avoid federal income and excise taxes. Distributions from a partnership to a Fund will constitute a return of capital to the extent of the Fund’s basis in the partnership. If a Fund’s basis is reduced to zero, distributions will constitute capital gains for federal income tax purposes.

Certain income from investments in MLPs is included in the “combined qualified business income amount” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulated

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investment companies currently cannot pass the special character of this income through to shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invest in MLPs will not.

Each Fund may invest to a limited degree in royalty income trusts. Distributions from such trusts will be treated as dividend income eligible under the 90% income test described above if the trust is treated as a corporation for U.S. federal income tax purposes. The Funds intend to invest only in royalty income trusts treated as corporations for U.S. federal income tax purposes.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions that involve certain foreign currency-denominated securities, certain foreign currency options, foreign currency forward contracts, foreign currencies or payables or receivables denominated in a foreign currency are generally subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased.

If a Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under a qualified electing fund election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Funds have elected, or intend to elect, to mark-to-market their investments, if any, in PFICs. A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a Fund that did not invest in PFIC shares.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a

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Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income, although such dividends may be eligible for a 20% deduction with respect to individuals, trusts and estates, as described in more detail below.

Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Shareholder Taxation. Shareholders will be subject to federal income taxes on distributions made by the Funds out of earnings and profits whether received in cash or additional shares of the Funds. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied at both the Fund and shareholder levels. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of a Fund. Distributions of net investment income received by corporate shareholders of the Fund may qualify for the 50% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations during the year, provided that certain holding period and other requirements under the Code are satisfied at both the Fund and shareholder levels. Generally, however, dividends received on stocks of foreign issuers are not eligible for the dividends received deduction.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, the Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to

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make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC for its current or preceding taxable year or a surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.

Qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Distributions declared by a Fund during October, November or December to shareholders of record during such months and paid by January 31 of the following year will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they are declared, rather than in the calendar year in which they are received. After the close of each calendar year, each Fund will notify its shareholders of the amount and type of dividends and distributions it paid.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Each Fund is required to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (TIN), certify that it is correct, and certify that he, she or it is not subject to backup withholding under IRS regulations. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 24% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Foreign Taxation. Investment income received or capital gains recognized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

A Fund may qualify for and make an election permitted under the “pass through” provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders. To be eligible for this election, more than 50% of the value of the Fund’s total assets at the close of its taxable year must consist of stock or securities in foreign corporations, and the Fund must have distributed at least 90% of its (i) investment company taxable income (determined without regard to the deduction for dividends paid) and (ii) net tax-exempt interest income, if any, for such taxable year.

If a Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund would be allowed to include the amount of foreign taxes paid in its dividends paid deduction. Each shareholder would include in his, her or its gross income, and treat as paid by such shareholder, his, her or its proportionate share of the foreign taxes paid by the Fund and may take either a credit or deduction for such foreign taxes on his, her or its federal income tax return, subject in each case to certain limitations contained in the Code. No deduction may be claimed by a shareholder who does not itemize deductions for federal income tax purposes. Foreign shareholders may be subject to U.S. federal withholding tax on deemed income resulting from the pass-through election but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

If a Fund is not eligible for the election to pass through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund and will not be required to include such taxes in their gross income.

If the U.S. Government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors the Board of Trustees will promptly review the Funds’ policies to determine whether significant changes in its investments are appropriate.

Other Taxes. Dividends and distributions also may be subject to state and local taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders are urged to consult their tax advisors regarding the application of federal, foreign, state and local taxes to their particular situation. Non-U.S. investors who invest in the Funds when such investment is not treated as being effectively connected with the conduct of a U.S. trade or business will generally be subject to U.S. federal income tax treatment that is different from that described above and in

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the Prospectus. Such investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on dividends and certain other payments from the Funds, and must provide the Funds with an effective IRS Form W-8 or authorized substitute for Form W-8. However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. A Fund may choose not to report such amounts. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in the Funds.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Shareholders should consult their tax advisors about the application of the provisions of tax law, including foreign, state and local tax laws, in light of their particular tax situations before investing in the Funds.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and

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state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Congress Street, Boston, Massachusetts 02114-2016, has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns. The Adviser pays State Street’s compliance monitoring fees.

Transfer Agent Services. SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219137, Kansas City, Missouri 64121, is the Trust’s transfer agent and dividend-paying agent. SS&C GIDS, as the shareholder service agent, provides certain bookkeeping, data processing and administrative services pertaining to the maintenance of shareholder accounts.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHAREHOLDER RIGHTS

The Funds are the 19 series currently offered for sale by the Trust. All shares of each William Blair Fund have equal rights with respect to dividends, assets and liquidation of a portfolio and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of Trustees, to elect all the Trustees. All shares of each William Blair Fund will be voted in the aggregate, except when a separate vote by a William Blair Fund is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.

Under Delaware law, the Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares, the Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a Trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of Trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust, if a meeting is called for such purpose; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of all or substantially all assets of the Trust; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Trust or any registration of the Trust with the SEC or any state, or that the Trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

The Trustees serve until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of their successors or until a director sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote or by a majority of the Trustees. In accordance with the 1940 Act, the Trust will hold a shareholders’ meeting for the election of Trustees at such time that (1) less than a majority of the Trustees has been elected by the shareholders and (2) if, as a result of a vacancy in the Board of Trustees,

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less than two-thirds of the Trustees have been elected by the shareholders. A Trustee may be removed from office by a vote of the holders of a majority of the outstanding shares entitled to vote.

Derivative Claims of Shareholders. The By-Laws contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, is composed of Trustees who are not “Independent Trustees” (as that term is defined in the Delaware Statutory Trust Act).

Unless a demand is not required under the foregoing first paragraph, shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who collectively hold at least 10% of the outstanding shares of the Trust, or who collectively hold at least 10% of the outstanding shares of the fund or class to which such action relates, shall join in the request for the Board to commence such action. Further, unless a demand is not required under the foregoing first paragraph, the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board determine not to bring such action.

Forum for Adjudication of Disputes. The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, Officer or other agent of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be deemed to have notice of and consented to the provisions relating to forum for adjudication of disputes terms contained in the By-Laws, and to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, Officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated September 3, 1999. The Trust was formerly organized as a Maryland corporation on September 22, 1987 under the name of William Blair Ready Reserves, Inc. (the “Company”). On April 30, 1991, a reorganization of the Company and Growth Industry Shares, Inc., a Maryland corporation, occurred such that Growth Industry Shares, Inc. was reorganized into a separate portfolio of the Company, the Growth Fund, and the Company changed its name to William Blair Mutual Funds, Inc. On December 15, 1999, the Company was reorganized into the Trust and changed its name to

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William Blair Funds. The Trust operates as an open-end, management investment company, as defined in the 1940 Act. Presently, the Trust is offering shares of 19 William Blair Funds. All of the series of the Trust, except the Large Cap Growth Fund,

Global Leaders Fund, China Growth Fund and Emerging Markets Debt Fund, are diversified portfolios. The Board of Trustees of the Trust may, however, establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The Funds’ audited financial statements, including the notes thereto, contained in the Funds’ Financial Statements and Other Information for the fiscal year ended December 31, 2025, and report of independent registered public accounting firm, are incorporated herein by reference. Additional copies of the Financial Statements and Other Information may be obtained without charge by calling the Trust.

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APPENDIX A

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A S&P Global Ratings commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Standard and Poor’s for commercial paper:

“A-1”—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1”—Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”—Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

“F-3”—Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—High Short-Term Default Risk. Default is a real possibility.

“RD”—Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by S&P Global Ratings for corporate and municipal debt:

“AAA”—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The following summarizes the ratings used by Fitch Ratings for corporate bonds:

“AAA”—Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Highly Speculative. “B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”—Substantial Credit Risk. “CCC” ratings indicate that default is a real possibility.

“CC”—Very High Levels of Credit Risk. “CC” ratings indicate that default of some kind appears probable.

“C”—Exceptionally High Levels of Credit Risk. “C” indicates that default is imminent or inevitable.

Ratings in the categories of “CCC,” “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

“RD”—Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

“D”—Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

WILLIAM BLAIR FUNDS

PART C

OTHER INFORMATION

ITEM 28. Exhibits

(a) (i)	Declaration of Trust dated September 3, 1999 (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed on December 21, 1999).

(ii)

Amendment to the Declaration of Trust dated April 24, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2001).

(iii)

Amendment to the Declaration of Trust effective October 23, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed on April 12, 2002).

(iv)

Amendment to Declaration of Trust effective October 21, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A as filed on December 24, 2003).

(v)

Amendment to the Declaration of Trust effective August 16, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2011).

(vi)

Written Instrument Establishing and Designating Shares of the William Blair Institutional International Growth Fund dated April 23, 2002 (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2003).

(vii)

Written Instrument Establishing and Designating Shares of the William Blair Small-Mid Cap Growth Fund dated September 18, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A as filed on October 10, 2003).

(viii)

Written Instrument Establishing and Designating Shares of the William Blair International Equity Fund and the William Blair Institutional International Equity Fund dated February 18, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2004).

(ix)

Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets Growth Fund dated February 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A as filed on March 4, 2005).

(x)

Written Instrument Establishing and Designating Shares of the William Blair International Small Cap Growth Fund dated July 19, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A as filed on August 8, 2005).

(xi)

Written Instrument Establishing and Designating Shares of the William Blair Mid Cap Growth Fund dated October 25, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A as filed on November 17, 2005).

(xii)

Written Instrument Establishing and Designating Shares of the William Blair Bond Fund dated February 14, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A as filed on February 15, 2007).

(xiii)

Written Instrument Establishing and Designating Shares of the William Blair Global Growth Fund dated July 24, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A as filed on August 1, 2007).

(xiv)

Written Instrument Establishing and Designating Shares of William Blair Emerging Leaders Growth Fund dated November 30, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A as filed on December 14, 2007).

(xv)

Written Instrument Establishing and Designating Shares of William Blair Low Duration Fund dated September 15, 2009 (Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A as Filed on September 17, 2009).

(xvi)

Amendment to the Written Instrument Establishing and Designating Shares of the William Blair Emerging Leaders Growth Fund dated February 18, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A as filed on March 2, 2010).

(xvii)

Written Instrument Establishing and Designating Shares of William Blair Emerging Markets Small Cap Growth Fund dated July 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A as filed on August 8, 2011).

(xviii)

Written Instrument Establishing and Designating Shares of William Blair Macro Allocation Fund dated July 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A as filed on September 1, 2011).

(xix)

Written Instrument Establishing and Designating Shares of William Blair International Leaders Fund dated April 24, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A as filed on May 4, 2012).

(xx)

Amendment to the Written Instrument Establishing and Designating Shares of William Blair Emerging Leaders Growth Fund dated October 23, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A as filed on January 25, 2013).

(xxi)

Amendment to the Written Instrument Establishing and Designating Shares of William Blair Global Growth Fund dated October 23, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A as filed on January 25, 2013).

(xxii)

Written Instrument Amending the Declaration of Trust dated July 24, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(xxiii)

Written Instrument Amending the Declaration of Trust dated November 18, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(xxiv)

Written Instrument Amending the Declaration of Trust dated January 15, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(xxv)

Written Instrument Amending the Declaration of Trust dated June 15, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(xxvi)

Amendment to the Written Instrument Establishing and Designating Shares of William Blair International Equity Fund and the William Blair Institutional International Equity Fund dated April 24, 2017 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

2

(xxvii)

Written Instrument Establishing and Designating Shares of William Blair Small-Mid Cap Value Fund dated July 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 76 to Registrant’s Registration Statement on Form N-1A as filed on September 30, 2011).

(xxviii)

Written Instrument Amending the Declaration of Trust dated June 15, 2017 (Incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2019).

(xxix)

Written Instrument Establishing and Designating Class R6 Shares of the William Blair Growth Fund, William Blair Large Cap Growth Fund, William Blair Mid Cap Growth Fund, William Blair Small-Mid Cap Growth Fund, William Blair Small-Mid Cap Value Fund, William Blair Small Cap Growth Fund, William Blair Small Cap Value Fund, William Blair International Developed Plus Fund, William Blair International Growth Fund and William Blair Income Fund dated February 20, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 126 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2019).

(xxx)

Amendments to the Written Instruments Establishing and Designating Institutional Class Shares of the William Blair Global Leaders Fund, William Blair International Leaders Fund, William Blair International Small Cap Growth Fund, William Blair Emerging Markets Leaders Fund, William Blair Emerging Markets Growth Fund, William Blair Emerging Markets Small Cap Growth Fund, William Blair Bond Fund, William Blair Low Duration Fund and William Blair Macro Allocation Fund dated May 1, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 128 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2019).

(xxxi)

Written Instrument Establishing and Designating Shares of the William Blair Small-Mid Cap Core Fund dated June 6, 2019. (Incorporated herein by reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A as filed on June 27, 2019).

(xxxii)

Written Instrument Establishing and Designating Shares of William Blair Large Cap Growth Fund and William Blair Small Cap Growth Fund dated October 19, 1999 (Incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(xxxiii)

Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets Debt Hard Currency Fund (Incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A as filed on May 19, 2020).

(xxxiv)

Form of Amendment to the Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets Debt Hard Currency Fund (Incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A as filed on May 19, 2020).

(xxxv)

Form of Written Instrument Abolishing Shares of the William Blair Small-Mid Cap Value Fund (Incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2021).

(xxxvi)

Written Instrument Establishing and Designating Shares of the William Blair China Growth Fund dated April 8, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A as filed on May 28, 2021).

(xxxvii)

Written Instrument Establishing and Designating Shares of the William Blair Mid Cap Value Fund dated November 30, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A as filed on December 9, 2021).

(xxxviii)

Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets ex China Growth Fund (Incorporated herein by reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement on Form N-1A as filed on December 9, 2021).

3

(xxxix)

Written Instrument Amending Declaration of Trust & Amendment to the Written Instrument Establishing and Designating Class R6 Shares of the William Blair Income Fund dated October 27, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A as filed on December 9, 2021).

(xl)

Amendment to the Written Instrument Establishing and Designating Shares of the William Blair Low Duration Fund dated October 27, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A as filed on December 9, 2021).

(xli)

Amendment to the Written Instrument Amending the Declaration of Trust dated December 2, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A as filed on February 18, 2022).

(xlii)

Amendment to the Written Instrument Establishing and Designating Shares of the William Blair Ultra-Short Bond Fund dated December 2, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A as filed on February 18, 2022).

(xliii)

Written Instrument Establishing and Designating Shares of the William Blair Emerging Markets Growth Fund dated February 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A as filed on March 4, 2005).

(xliv)

Written Instrument dated April 27, 2022 Abolishing Shares of the William Blair Bond Fund, William Blair Short Duration Bond Fund and William Blair Ultra-Short Duration Bond Fund (Incorporated herein by reference to Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2022).

(xlv)

Written Instrument dated October 26, 2022 Abolishing Shares of the William Blair Macro Allocation Fund (Incorporated herein by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2023).

(xlvi)

Written Instrument dated April 26, 2023 Establishing and Designating Shares of the William Blair Small-Mid Cap Value Fund (Incorporated herein by reference to Post-Effective Amendment No. 150 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2023).

(xlvii)

Written Instrument dated July 26, 2023 Abolishing Shares of the William Blair Mid Cap Growth Fund (Incorporated herein by reference to Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A as filed on July 28, 2023).

(b)

Amended and Restated By-laws dated September 14, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2021).

(c)

Declaration of Trust dated September 3, 1999 (see Section 8.1) (Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A as filed on December 21, 1999).

(d) (i)

Management Agreement (Amended and Restated) dated December 15, 1999 (Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(ii)

Letter Agreement to Management Agreement dated April 23, 2002 (Incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A as filed on June 26, 2002).

(iii)

Letter Agreement to Management Agreement dated December 23, 2003 (Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A as filed on December 24, 2003).

(iv)

Letter Agreement to Management Agreement dated May 24, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2004).

(v)

Letter Agreement to Management Agreement dated February 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(vi)

Letter Agreement to Management Agreement dated July 19, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A as filed on October 26, 2005).

(vii)

Letter Agreement to Management Agreement dated October 25, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A as filed on January 30, 2006).

(viii)

Letter Agreement to Management Agreement dated February 15, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A as filed on April 27, 2007).

4

(ix)

Letter Agreement to Management Agreement dated October 12, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007).

(x)

Letter Agreement to Management Agreement dated February 26, 2008 (Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A as filed on March 25, 2008).

(xi)

Letter Agreement to Management Agreement dated November 30, 2009 (Incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A as Filed on November 30, 2009).

(xii)

Letter Agreement to Management Agreement dated May 1, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2010).

(xiii)

Letter Agreement to Management Agreement dated October 24, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A as filed on October 21, 2011).

(xiv)

Letter Agreement to Management Agreement dated October 26, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement on Form N-1A as filed on November 28, 2011).

(xv)

Letter Agreement to Management Agreement dated December 15, 2011 (Incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A as filed on December 13, 2011).

(xvi)

Letter Agreement to Management Agreement dated April 25, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A as filed on April 24, 2012).

(xvii)

Letter Agreement to Management Agreement dated August 16, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A as filed on August 15, 2012).

(xviii)

Letter Agreement to Management Agreement dated April 10, 2013 (Incorporated herein by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A as filed on April 9, 2013).

(xix)

Letter Agreement to Management Agreement dated February 19, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2014).

(xx)

Letter Agreement to Management Agreement dated April 29, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed on April 30, 2014).

(xxi)

Letter Agreement to Management Agreement dated April 28, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed on April 30, 2015).

(xxii)

Assignment and Assumption of Management Agreement and Expense Limitation Agreement dated June 30, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

5

(xxiii)

Letter Agreement to Management Agreement dated April 27, 2018 (Incorporated herein by reference to Post-Effective Amendment No. 125 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2018).

(xxiv)

Letter Agreement to Management Agreement dated April 26, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 128 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2019).

(xxv)

Form of Letter Agreement to Management Agreement dated August 30, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 131 to Registrant’s Registration Statement on Form N-1A as filed on August 28, 2019).

(xxvi)

Form of Letter Agreement to Management Agreement dated April 29, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(xxvii)

Letter Agreement to Management Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

(xxviii)

Form of Letter Agreement to Management Agreement related to the William Blair Small Cap Value Fund dated March 1, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A as filed on February 26, 2021).

(xxix)

Letter Agreement to Management Agreement dated August 10, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 141 to Registrant’s Registration Statement on Form N-1A as filed on August 11, 2021).

(xxx)

Form of Letter Agreement to Management Agreement dated October 27, 2021 (Incorporated herein by reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A as filed on December 9, 2021).

(xxxi)

Form of Letter Agreement to Management Agreement dated February 2022 related to the William Blair Emerging Markets ex China Growth Fund and William Blair Mid Cap Value Fund (Incorporated herein by reference to Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A as filed on February 18, 2022).

(xxxii)

Letter Agreement to Management Agreement dated April 29, 2022 (Incorporated herein by reference to Post-Effective Amendment No. 148 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2022).

(xxxiii)

Letter Agreement to Management Agreement dated April 28, 2023 (Incorporated herein by reference to Post-Effective Amendment No. 151 to Registrant’s Registration Statement on Form N-1A as filed on April 28, 2023).

(xxxiv)

Letter Agreement to Management Agreement dated July 31, 2023 (Incorporated herein by reference to Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A as filed on July 28, 2023)

(xxxv)

Letter Agreement to Management Agreement dated May 1, 2025 (Incorporated herein by reference to Post-Effective Amendment No. 155 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2025)

(e)	Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A as filed on March 1, 1996).

(f)	None.

(g) (i)	Custodian Agreement (Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A as filed on September 29, 1999).

(ii)	Amended and Restated Delegation Agreement (Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A as filed on May 24, 2005).

(iii)	Amendment Agreement dated August 1, 2001 (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A as filed on April 12, 2002).

(iv)

Amendment to Custodian Agreement dated November 1, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(v)

Amendment to Custodian Agreement dated November 1, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

6

(vi)

Amendment to Custodian Agreement dated June 17, 2015 (Incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed on April 29, 2016).

(vii)

Amendment to Custodian Agreement dated August 1, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

(viii)

Form of Amendment to Custodian Agreement dated August 1, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

(ix)

Form of Amendment to Custodian Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

(x)

Amendment to Custodian Agreement dated July 31, 2023 (Incorporated herein by reference to Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A as filed on July 28, 2023).

(h) (i)

Transfer Agency and Service Agreement dated January 1, 2008 (Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A as filed on March 25, 2008).

a.

Amendment to Transfer Agency and Service Agreement dated November 19, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

b.

Amendment to Transfer Agency and Service Agreement dated July 25, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

c.

Amendment dated August 1, 2022 to the Transfer Agency and Service Agreement (Incorporated herein by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2023).

(ii)	Form of Indemnification Agreement (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A as filed on March 4, 2005).

(iii)	Administration Agreement dated November 1, 2004 (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2005).

a.

Amendment to Administration Agreement dated January 18, 2005 (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2005).

b.

Amendment to Administration Agreement dated August 1, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007).

c.

Amendment to Administration Agreement dated April 12, 2010 (Incorporated herein by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A as filed on April 30, 2010).

d.

Amendment to Administration Agreement dated November 1, 2012 (Incorporated herein by reference to Post-Effective Amendment No. 102 to Registrant’s Registration Statement on Form N-1A as filed on February 28, 2013).

e.

Amendment to Administration Agreement dated August 1, 2016 (Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A as filed on April 28, 2017).

f.

Form of Amendment to Administration Agreement dated August 1, 2019 (Incorporated herein by reference to Post-Effective Amendment No. 133 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2020).

g.

Form of Amendment to Administration Agreement dated July 31, 2020 (Incorporated herein by reference to Post-Effective Amendment No. 136 to Registrant’s Registration Statement on Form N-1A as filed on July 31, 2020).

h.

Amendment to Administration Agreement dated July 31, 2023 (Incorporated herein by reference to Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A as filed on July 28, 2023).

(iv)

Form of Rule 12d1-4 Fund of Funds Investment Agreement (Incorporated herein by reference to Post-Effective Amendment No. 146 to Registrant’s Registration Statement on Form N-1A as filed on February 18, 2022).

(v)	Expense Limitation Agreement dated May 1, 2026 - Filed herewith.

7

(i)	Legal Opinion and Consent of Dechert LLP - Filed herewith.

(j)	Consent of Ernst & Young LLP - Filed herewith

(k)	Not applicable.

(l)	Not applicable.

(m) (i)	Amended Distribution Plan – Class N (Incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A as Filed on November 30, 2009).

(ii)	Distribution Agreement – Class N (Incorporated herein by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A as filed on April 29, 2011).

(n)

Amended and Restated Multi-Class Plan dated July 31, 2023 (Incorporated herein by reference to Post-Effective Amendment No. 152 to Registrant’s Registration Statement on Form N-1A as filed on July 28, 2023).

(o)

Limited Powers of Attorney dated November 5, 2025 (Incorporated herein by reference to Post-Effective Amendment No. 156 to Registrant’s Registration Statement on Form N-1A as filed on November 28, 2025).

(p)	Amended Code of Ethics dated July 31, 2018 (Incorporated herein by reference to Post-Effective Amendment No. 149 to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2023).

ITEM 29. Persons Controlled by or Under Common Control with Registrant

Not applicable.

8

ITEM 30.	Indemnification

Section 5.2 of Article V of the Registrant’s Declaration of Trust provides for indemnification of directors and officers under certain circumstances but does not allow such indemnification in cases of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

The Management Agreement between the Registrant and William Blair Investment Management, LLC (the “Adviser”) provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

ITEM 31. Business and Other Connections of Investment Adviser

Registrant’s investment adviser is William Blair Investment Management, LLC (“WBIM”), a limited liability company.

The principal occupations of the Executive Committee members and officers of WBIM are their services as Executive Committee members and officers of WBIM and/or William Blair & Company, L.L.C. (“WBC”), the Registrant’s principal underwriter and a dually registered investment adviser and broker-dealer. The address of WBIM, WBC and the Registrant is 150 North Riverside Plaza, Chicago, Illinois 60606. Information about the Executive Committee members and officers of WBIM and WBC is included in their Forms ADV filed with the Securities and Exchange Commission (registration numbers 801-80640 and 801-688, respectively) and is incorporated herein by reference.

ITEM 32. Principal Underwriters

(a)   Not applicable.

(b)   The main business address of each Executive Committee member and officer of WBC, principal underwriter for Registrant, is 150 North Riverside Plaza, Chicago, Illinois 60606. Executive Committee members and officers of WBC may also be Executive Committee members and officers of WBIM. See Item 31 for information with respect to Executive Committee members and officers of WBC and WBIM. Cissie Citardi (Executive Committee member and General Counsel of WBC) is a member of the Board of Trustees of the Registrant.

(c)   Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books and other documents are maintained by the Registrant’s officers at the offices of the Registrant and the offices of the Adviser, William Blair Investment Management, LLC, located at 150 North Riverside Plaza, Chicago, Illinois 60606. Shareholder account information and original shareholder correspondence is also available at the offices of the Transfer

9

Agent and Dividend Paying Agent, SS&C GIDS, Inc., 333 W. 11th Street, Kansas City, Missouri 64105.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 160 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 29th day of April, 2026.

WILLIAM BLAIR FUNDS

By:	/s/ Lisa Rusch
Lisa Rusch, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 160 to the registration statement has been signed below by the following persons in the capacity indicated on the 29th day of April, 2026.

Signature	Title

/s/ Lisa Rusch Lisa Rusch	President (Principal Executive Officer)

/s/ Cissie Citardi* Cissie Citardi	Trustee

/s/ Vann A. Avedisian* Vann A. Avedisian	Trustee

/s/ Kathleen T. Barr* Kathleen T. Barr	Trustee

/s/ Michelle E. Borré Massick* Michelle E. Borré Massick	Trustee

/s/ Daniel N. Leib* Daniel N. Leib	Trustee

/s/ Dorri C. McWhorter* Dorri C. McWhorter	Trustee

/s/ Steven R. Zenz* Steven R. Zenz	Trustee

/s/ John M. Raczek John M. Raczek	Treasurer (Principal Financial Officer, Principal Accounting Officer)

*By:	/s/ Lisa Rusch
Lisa Rusch, Attorney-in-Fact

* Lisa Rusch signs this document pursuant to powers of attorney filed as an exhibit to Post-Effective Amendment No. 156.

11

EXHIBIT INDEX

(h)(v)	Expense Limitation Agreement dated May 1, 2026

(i)	Legal Opinion and Consent of Dechert LLP

(j)	Consent of Ernst & Young LLP